Exhibit 10.1

WSI CONFIDENTIAL

SERVICES AGREEMENT

This Services Agreement (“Agreement”), dated September 30, 2004 (“Effective Date”), is by and between Williams-Sonoma, Inc. a California corporation, having a principal place of business at 3250 Van Ness Avenue, San Francisco, CA 94109 (“WSI”) and International Business Machines Corporation, a New York corporation having a place of business at 425 Market Street, San Francisco, CA 94105 (“IBM”).

W I T N E S S E T H:

WHEREAS, WSI and IBM have engaged in negotiations and discussions regarding the IT Optimization Services that have culminated in the formation of the contractual relationship described in this Agreement;

WHEREAS, IBM desires to provide to WSI, and WSI desires to obtain from IBM, the services described in this Agreement on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the agreements set forth below, WSI and IBM agree as follows:

ARTICLE 1. DEFINITIONS AND CONSTRUCTION

1.1 Definitions. The following defined terms used in this Agreement shall have the meanings specified below:

(a) “Acceptance Criteria” shall mean the acceptance criteria set forth in Schedule E, in an applicable Project, or in the Policies and Procedures Manual.

(b) “Acceptable Use Policy” means the Acceptable Use Policy for IBM e-business Services, located on the Internet at www.ibm.com/services/e-business/aup.html, as of the Effective Date, and any subsequent modification.

(c) “Affected Employee” shall mean an employee of WSI who is, as of the Effective Date, performing Services to be provided by IBM and who is made available by WSI to be considered for offer of employment by IBM.

(d) “Affiliate” shall mean, generally, with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity at the time in question.

(e) “Benchmarked Level” has the meaning set forth in section 14.9.

(f) “Change(s)” shall have the meaning set forth in the Project Change Request Process.

(g) “Charges” shall mean the fees and any other amounts payable by WSI to IBM pursuant to this Agreement.

(h) “Confidential Information” shall have the meaning set forth in Section 10.

(i) “Control” shall mean, with respect to any entity, the legal, beneficial, or equitable ownership, directly or indirectly of fifty percent (50%) or more of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights.

(j) “Deliverable” shall mean the completed Materials (identified as Deliverables in Schedule A or in any PCR, or identified as Deliverables pursuant to a Project as described in Schedule E) which are delivered by IBM to WSI during the course of IBM’s performance of Services under this Agreement.

(k) “Derivative Work” shall mean a work based on one or more preexisting works, including but not limited to a modification, expansion or adaptation, that, if prepared without authorization of the owner of the copyright of such preexisting work, would constitute a copyright infringement under applicable law, but excluding the preexisting work.

(l) “Disputed Charges Cap” shall have the meaning set forth in Section 14.7

(m) “E-Commerce End Users” shall mean WSI’s customers accessing (via the Internet or otherwise) the Services and WSI Content.

(n) “Effective Date” means the first date on which the Agreement has been executed by each of the Parties.

(o) “Force Majeure Event” shall have the meaning set forth in Section 13.1.

(p) “Harmful Code” shall mean any computer code, programming instruction or set of instructions (i) intentionally designed and/or constructed with the ability to disrupt, harm or otherwise impede in any manner the operation of WSI’s environment or the Deliverables, or (ii) that could disable WSI’s environment or the Deliverables or impair in any way its operation based on the elapsing of a period of time, advancement to a particular date, or other similar occurrence. Harmful Code shall not include programming code, programming instruction or set of instructions that is included as part of the Deliverables to ensure that WSI uses the product in accordance with the license terms (but not payment terms) granted to WSI.

(q) “Hired Employee” shall mean each Affected Employee (as defined in Schedule F) who accepts IBM’s offer of employment in accordance with Schedule F, and who completes the IBM application and pre-employment process and who joins IBM.

(r) “IBM Agent(s)” shall mean the agents, subcontractors and other representatives of IBM, but excluding IBM employees

(s) “IBM Components” means the IBM and third-party hardware and software used by IBM to perform the Services, including but not limited to those described in Schedules A and G.

(t) “IBM Consents” shall mean all licenses, consents, access rights, authorizations and approvals relating to IBM Components that are specified in the Agreement.

(u) “IBM Managed Hosting Environment” shall mean, together, the IBM Managed Services and the physical infrastructure provided and managed by IBM to provide such Services, as described in Schedule A, Part IV and Schedule G, Part III.

(v) “IBM Project Executive” shall have the meaning set forth in Section 7.2.

(w) “IBM Service Location(s)” shall mean any IBM service location set forth in Schedule G, as may be changed from time to time pursuant to Section 2.6.

(x) “Intellectual Property Rights” shall mean all rights (including moral rights) in all patents and patent applications, trade secrets, trademarks (whether register or unregistered), service marks, trade names, and copyrights (including rights in computer software).

(y) “Invention” shall mean any idea, concept, design, technique, invention, discovery, or improvement, whether or not patentable, that an employee of a Party first conceives or reduces to practice during the Term and in performance under this Agreement and for which a patent application is filed.

(z) “Key Positions” shall have the meaning set forth in Section 7.3.

(aa) “Losses” shall mean, with respect to any indemnification under Article 20, all costs, damages, and attorney fees paid or payable to any third party asserting the claim that is the subject of the indemnification pursuant to any settlement approved by the indemnitor, or a final judgment or award by a court of competent jurisdiction with respect to such claim.

(bb) “Materials” shall mean literary works or other tangible expressions of authorship (such as specifications, design documents and analyses reduced to writing, programs, program listings, software, programming tools, documentation, reports, drawings, machine readable text and files and similar work product). The term Material does not include generally available commercial software.

(cc) “New Service” shall have the meaning set forth in Schedule A.

(dd) “Parties” shall mean WSI and IBM, collectively.

(ee) “Party” shall mean either WSI or IBM, as the case may be.

(ff) “Project” shall mean any New Service which IBM and WSI agree should be a Project and performed in accordance with the provisions of Schedule E, Part I.

(gg) “Project Change Request Process” or “PCR” shall mean the written description of the change management process applicable to any Changes under this Agreement as set forth in Schedule A, Section 3.6.

(hh) “Project Staff” shall mean the personnel of IBM and IBM Agents who provide the Services.

(ii) “Reports” shall have the meaning set forth in Section 9.3.

(jj) “Representative Sample” shall mean the meaning set forth in Section 14.9.

(kk) “Service Category” shall mean the Services that IBM is to provide in connection with each of the following: (i) Groupware, (i) Middleware and Application Support, (iii) Database Support, (iv) Managed Hosting, and (v) ODCS Services.

(ll) “Service Levels” shall have the meaning set forth in Section 5.1.

(mm) “Service Level Credit” shall have the meaning set forth in Section 5.1.

(nn) “Service Location(s)”shall mean any WSI Service Location or IBM Service Location, as applicable.

(oo) “Service Recipients” shall mean those WSI Affiliates Controlled by WSI and listed in Schedule N or other WSI Affiliates, added from time to time upon request by WSI.

(pp) “Services” shall mean the services, tasks, functions and responsibilities described in this Agreement which are the responsibility of IBM as they may be modified through the Project Change Request Process during the Term in accordance with this Agreement.

(qq) “Start Date” means October 16, 2004, meaning the date whereupon the Services and Charges shall commence.

(rr) “Term” shall have the meaning set forth in Section 17.1.

(ss) “Termination Assistance Period” shall mean a period of time designated by WSI, commencing on the date a determination is made by WSI pursuant to this Agreement that there will be an expiration or termination of this Agreement for cause or for convenience in accordance with the terms of this Agreement and continuing for up to three (3) months after the expiration or termination of this Agreement, during which period IBM shall provide the Termination Assistance Services in accordance with the terms and conditions of this Agreement.

(tt) “Termination Assistance Services” shall mean (i) the Services to the extent WSI reasonably requests such Services during the Termination Assistance Period, (ii) IBM’s reasonable cooperation with WSI or another service provider designated by WSI in the transfer of the Services to WSI or such other service provider in order to facilitate the transfer of the Services to WSI or such other service provider, and (iii) any services reasonably requested by WSI in order to facilitate the transfer of the Services to WSI or another service provider designated by WSI, all of the foregoing subject to the further terms set forth in Article 19.

(uu) “Transition Plan” shall have the meaning set forth in Section 2.5.

(vv) “Transition Services” shall have the meaning set forth in Section 2.5.

(ww) “Type I Materials” shall have the meaning set forth in Section 11.1(a).

(xx) “Type II Materials” shall have the meaning set forth in Section 11.1(b).

(yy) “Type III Materials” shall have the meaning set forth in Section 11.1(c).

(zz) “Type IV Materials” shall have the meaning set forth in Section 11.1(d).

(aaa) “Wind Down Costs” shall mean the costs reasonably incurred by IBM as a direct result of a termination with respect to IBM Components (software and hardware) and IBM Project Staff previously dedicated to the provision of the Services, including: (i) non-cancelable license fees, license termination fees, or other non-cancelable charges for licensed software; (ii) the fair market value of (x) any dedicated IBM-owned IBM Component that is not redeployed or sold and (y) a percentage of any IBM-owned shared IBM Components based on the pro-rata portion of the Component(s) dedicated to WSI that is not re-deployed or sold; (iii) salaries and associated employee benefit costs for a reasonable number of dedicated IBM employees for up to ninety (90) days pending the redeployment or separation of such employee (provided, there shall be no cost to WSI for employees redeployed prior to the effective date of such termination), or severance payments due and payable to dedicated IBM employees under the applicable written IBM severance plans; (iv) non-cancelable lease payments, lease termination fees, or other non-cancelable charges for leased IBM Components, including a percentage of any IBM-leased IBM Components based on the pro-rata portion of such Component(s) dedicated to WSI (and that is not re-deployed or sold); (v) IBM moving expenses incurred in order to move out of the WSI facilities, but excluding expenses associated with transportation to or moving into successor non-WSI facilities. In those circumstances in which IBM is entitled to recover Wind Down Costs under this Agreement, IBM shall submit a detailed estimate of the anticipated Wind Down Costs, together with ways in which such costs may be mitigated or reduced, within thirty (30) days after the event triggering such Wind Down Costs. The Parties shall then review in good faith and agree upon the Wind Down Costs to be paid by WSI. The Wind Down Cost to be recovered by IBM shall be reduced to the extent WSI or its designees assume financial obligations that IBM would otherwise have incurred as a result of such termination. In addition, IBM shall use commercially reasonable efforts to minimize any Wind Down Cost by, among other things, redeploying the resources in question or terminating the underlying obligations.

(bbb) “WSI Agents” shall mean the agents, subcontractors, and other representatives of WSI, but excluding WSI employees.

(ccc) “WSI Competitors” shall mean those entities listed on Schedule K, as such Schedule may be updated from time to time by mutual agreement of the Parties.

(ddd) “WSI Components” means software or hardware used by or provided by WSI. WSI Components shall not include IBM Components.

(eee) “WSI Consents” shall mean all licenses, consents, access rights, authorizations and approvals that are necessary to allow IBM and IBM Agents the right or license to access, use and/or modify (including creating Derivative Works) hardware, software, firmware and other products used by WSI and necessary for IBM to perform the Services without misappropriating or infringing such party’s patents, copyrights, trade secrets or other rights in and to its hardware, software, firmware, middleware or other products.

(fff) “WSI Content” shall mean (i) information displayed on WSI websites including, but not limited to (1) information surrounding products and categories, (2) editorial content that appears on the sites in the form of articles, recipes, tips, projects, (3) customer service information such as privacy policy, shipping information, and frequently asked questions, and (ii) information, software, and data that WSI provides for the Services, including, without limitation, any hypertext markup language files, scripts, programs, recordings, sound, music, graphics, images, applets or servlets that WSI or its subcontractors or Service Recipients create, install, upload or transfer in or through the IBM Managed Hosting Environment.

(ggg) “WSI Data” shall mean any data or information of WSI or any Service Recipient that is provided to, obtained by, or processed by IBM in connection with this Agreement or the performance of its obligations, including, but not limited to data and information with respect to the businesses, customers and customer accounts, operations, facilities, products, orders, rates, consumer markets, assets, and expenditures of WSI or any Service Recipient, but excluding IBM products, IBM Materials, and the Confidential Information or proprietary or intellectual property of IBM, IBM Affiliates or IBM Agents.

(hhh) “WSI Project Executive” shall have the meaning set forth in Section 7.1.

(iii) “WSI Service Location(s)” shall mean any WSI service location set forth in Schedule J, as may be changed from time to time.

(jjj) “WSI Third Party Contractors” shall have the meaning set forth in Section 2.2.

1.2 Other Terms. The terms defined in this Article include the plural as well as the singular and the derivatives of such terms. Unless otherwise expressly stated, the words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, subsection or other subdivision. Article, Section, Subsection, Schedule and Exhibit references refer to articles, sections and subsections of, and schedules and exhibits to, this Agreement. The words “include” and “including” shall not be construed as terms of limitation. The words “day,” “month,” and “year” mean, respectively, calendar day, calendar month and calendar year.

1.3 Associated Contract Documents. This Agreement includes each of the following Schedules and their attachments and/or Exhibits, all of which are attached to this Agreement and incorporated into this Agreement by this reference:

Schedule A	Services and Support Responsibilities

Schedule B	Service Levels

Schedule C	Charges

Schedule D	Transition

Schedule E	Projects

Schedule F	Affected Employees

Schedule G	Components, Supported Systems, and Infrastructure Documentation

Schedule H	WSI Safety and Security Policies

Schedule I	Approved IBM Subcontractors

Schedule J	Service Locations

Schedule K	WSI Competitors

Schedule L	Key Positions

Schedule M	WSI Travel Expense Policies

Schedule N	Service Recipients

ARTICLE 2. SERVICES

2.1 Generally. Commencing as of the Effective Date and continuing throughout the Term, IBM shall provide to WSI, the Services set forth in this Agreement and in Schedules A-E and G and their respective attachments. The Services shall also include the following:

(a) the services, functions or responsibilities not specifically described in this Agreement but that are an inherent part of or are required for proper performance or provision of the Services in accordance with this Agreement, such services, functions and responsibilities shall be deemed to be included within the scope of the Services, as if such services, functions or responsibilities were specifically described in this Agreement except for any services, functions and responsibilities expressly identified as WSI’s responsibility therein; and

(b) the information technology related services, functions and responsibilities reasonably related to the Services described in this Agreement and performed during the twelve (12) months preceding the Effective Date by the Hired Employees, even if the service, function, or responsibility is not specifically described in this Agreement unless the Agreement specifically provides otherwise; except to the extent that such services, functions and responsibilities were thereafter no longer expected to be performed by the Hired Employees after such twelve (12) months.

2.2 Non-Exclusive Services. The Parties agree that IBM is not the exclusive provider of Services to WSI, and, except as set forth herein, the type and amount of Services purchased by WSI shall be at WSI’s discretion. Notwithstanding anything in this Agreement, WSI shall have the right, at its sole discretion, to contract with third party contractors (“WSI Third Party Contractors”) to perform any or all of the types of services described in this Agreement, or perform such services for itself, subject to the minimum revenue commitment set forth in Schedule C, Part I, Section 6.0 (Additional or Reduced Resources; Limitations and Resource Minimums), the payment of applicable Wind-Down fees and Termination for convenience fees and limitations.

2.3 Additional and New Services. WSI may from time to time during the Term request that IBM perform new or additional services as part of the Services. Such request shall be made in accordance with the Project Change Request Process. Upon receipt of such request, IBM shall propose an estimate for the additional or new services using the existing pricing mechanisms if applicable, or an agreed unit price, or as a Project, subject to WSI’s acceptance.

2.4 Users of the Services. IBM shall provide the Services solely to WSI and to any Service Recipients; provided WSI is responsible for the performance of WSI’s obligations under this Agreement with respect to the Services provided to such Service Recipients.

2.5 Transition. IBM shall perform transition services to accomplish the transition of the Services to IBM (the “Transition Services”). The Transition Services shall be performed in accordance with the transition plans set forth in Schedule D (“Transition Plan”).

2.6 Service Locations.

(a) The Services shall be provided to and from (i) the WSI Service Locations, and/or (ii) the IBM Service Locations. Changes to the IBM Service Locations shall go through the Project Change Request Process. Provision of the Services by IBM from a service location other than (1) a WSI facility, or (2) as set forth on Schedule J must be approved by WSI, which approval shall not be unreasonably withheld. Notwithstanding, an IBM relocation request will be deemed reasonable by WSI for IBM’s provision of the Services from another IBM location in the United States, if IBM can reasonably demonstrate that such IBM location has the same or substantially similar (i) security; (ii) Service Level commitments; and (iii) SAS-70 audit requirements as set forth in Section 15.3. The IBM Project Executive will inform the WSI Project Executive of (i) any relocation from one IBM Service Location to another prior to such relocation, and (ii) which Services are being provided from which IBM Service Locations. Except as otherwise agreed by WSI, for changes in IBM Service Locations requested by IBM, IBM shall be responsible for incidental costs related to such change, and any incremental expenses incurred by WSI as a result of a relocation requested by IBM to an IBM Service Location. In addition, such change shall not increase the Charges. The provision of Services by a limited number of employees for a short duration from a location other than an IBM Service Location (e.g. member of the Project Staff working from home for a short period of time) shall not require consent from WSI.

(b) In the event that WSI relocates a WSI Service Location, or the portion of a WSI Service Location used by IBM to provide the Services, WSI will provide IBM with space and support in the new WSI Service Location that is comparable to the space and support provided in the previous location, and reimburse IBM for any one time or ongoing expenses incurred as a result of the relocation, provided that such expenses shall be mutually agreed upon by IBM and WSI prior to the relocation.

(c) A party’s use of a Service Location provided by the other party does not constitute or create a leasehold interest.

2.7 Use of WSI Service Locations.

(a) IBM will use the WSI Service Locations for the sole purpose of providing the Services. When the WSI Service Locations are no longer required for performance of the Services, IBM will return the WSI Service Location to WSI in substantially the same condition as when IBM began use of the Service Location subject to reasonable wear and tear.

(b) WSI will provide

(i) during the Term, for the IBM Project Executive and any necessary project office administrative staff (not to exceed five persons), and

(ii) for the period of time required for the Pre-Transformation Services, for the on-site Services staff (not to exceed five persons) and the Hired Employees, work-space, office furniture and badge access in the WSI Service Locations described in Schedule J. Project Staff using the office facilities provided by WSI will be accorded reasonable access to the communications wiring in such facilities (including fiber, copper and wall jacks) and the use of certain shared office equipment and services, such as photocopiers, local and long distance telephone service for WSI-related calls, telephone handsets, mail service, internet connectivity, office support service (e.g., janitorial), heat, light, and air conditioning; provided that such access and usage shall be solely for and in connection with the provision of Services.

2.8 IBM Cooperation. IBM and IBM Agents shall reasonably cooperate with and work in good faith with WSI or WSI Third Party Contractors in the performance of the Services.

2.9 Change in Provision of Services. In the event IBM discontinues its performance of all or substantially all of the ODCS or Managed Hosting services, or changes the manner in which IBM performs such services, IBM will replace such services with alternate services at equal or better Service Levels for the same or lower Charges (e.g., IBM will not charge WSI any additional Transition Charges, Fixed Charges or Variable Charges).

ARTICLE 3. WSI OBLIGATIONS

IBM’s failure to perform its obligations under this Agreement or to meet the Service Levels shall be excused if and to the extent such IBM non-performance is directly caused by WSI’s failure to perform its responsibilities in this Agreement, and provided IBM notifies WSI of such failure and its inability to perform under such circumstances, and IBM uses commercially reasonable efforts to perform notwithstanding WSI’s failure. In such event, the Parties will use reasonable commercial efforts to reach agreement through the Project Change Request Process regarding required Changes to this Agreement to address such failure and will work to control the impact of such delay. The Project Executives of both parties shall meet and discuss how the Project Staff can be reasonably utilized on other Deliverables for the Services not impacted by the WSI delay. WSI acknowledges that delays caused by WSI may affect the schedule, Deliverables, and Charges but shall not affect WSI’s obligation to pay amounts due and payable. Notwithstanding the foregoing, such failures or delays of WSI as set forth above shall not constitute a material breach of the Agreement by WSI.

ARTICLE 4. DELIVERY AND ACCEPTANCE

4.1 Delivery. Any Deliverables specified in a Schedule or as agreed to pursuant to a PCR or as part of a Project will be delivered to WSI for evaluation and acceptance in accordance with the dates specified in this Agreement.

4.2 Acceptance of Deliverables. For each Deliverable, WSI shall have an acceptance period specified in a Schedule, a PCR or in a Project, from the date on which IBM delivers the individual Deliverable to examine and test the Deliverable to determine whether the Deliverable meets the applicable Acceptance Criteria; or, if no such number of days is so specified for any Deliverable, WSI shall have an acceptance period of five (5) business days (“Acceptance Period”). A Deliverable shall be deemed to have been accepted if WSI (a) issues a written acceptance, or (b) uses the Deliverable in production for WSI’s business operations.

ARTICLE 5. SERVICE LEVELS

5.1 Service Levels. Quantitative levels of performance (“Service Levels”) for certain of the Services shall be set forth in Schedule B. IBM’s level of performance shall be consistent with the Service Levels. IBM recognizes that its failure to meet a Service Level may have a material adverse impact on the business and operations of WSI and that the damage from IBM’s failure to meet a Service Level is not susceptible of precise determination. Accordingly, in the event that IBM fails to meet a Service Level, then as WSI’s sole and exclusive monetary remedy with respect to such failure, IBM shall pay as liquidated damages the applicable credit set forth in Schedule B (“Service Level Credit”), subject to the terms set forth in this Agreement and in such Schedule.

5.2 Root Cause Analysis. Upon receipt of a notice from WSI with respect to IBM’s failure to meet a specific Service Level(s), IBM shall, as soon as reasonably practicable, (a) to the extent necessary, perform a root-cause analysis to identify the cause of such failure, (b) provide WSI with a report detailing the cause of, and procedure for avoiding reoccurrence of such failure, and (c) correct the cause of such failure or if not susceptible to correction, use appropriate measures to prevent the recurrences of such failures.

5.3 Measurement and Monitoring Tools. IBM shall implement the measurement and monitoring tools and procedures required to measure and report IBM’s performance of the Service Level(s). Such measurement and monitoring and procedures and the backup documentation to be provided to WSI to verify that IBM’s performance of the Services is in compliance with the Service Levels shall be described in Schedule A.

ARTICLE 6. SECURITY

IBM shall maintain and enforce at the IBM Service Locations, commercially reasonable safety and security procedures, the procedures described in Schedule A and any other procedures agreed upon by the Parties.

ARTICLE 7. PROJECT STAFF

7.1 WSI Project Executive. WSI shall appoint an individual (the “WSI Project Executive”) who, from the date of this Agreement, shall serve as the primary WSI representative under this Agreement. The WSI Project Executive shall (a) have overall responsibility for managing and coordinating the performance of WSI’s obligations under this Agreement, and (b) be authorized to act for and on behalf of WSI with respect to all matters relating to this Agreement. Notwithstanding the foregoing, the WSI Project Executive may, upon written notice to the IBM Project Executive, delegate some of his or her responsibilities to other WSI employees, as the WSI Project Executive deems appropriate.

7.2 IBM Project Executive. IBM shall appoint an individual (the “IBM Project Executive”) who, from the date of this Agreement, shall serve as the primary IBM representative under this Agreement. IBM’s appointment of any IBM Project Executive shall be subject to WSI’s prior approval, which shall not be unreasonably withheld. The IBM Project Executive shall (a) have overall responsibility for managing and coordinating the performance of IBM’s obligations under this Agreement, and (b) be authorized to act for and on behalf of IBM with respect to all matters relating to this Agreement.

7.3 Key Positions. IBM acknowledges that select members of the Project Staff filling the key positions designated in Schedule L (“Key Positions”) are critical to the Parties in providing the Services hereunder. With respect to Key Positions, the Parties agree as follows:

(a) Each individual in a Key Position may be dedicated to the WSI account on a part-time or full-time basis, as described in Schedule L;

(b) Before assigning an individual to a Key Position, whether as an initial assignment or as a replacement, IBM shall (i) notify WSI of the proposed assignment, (ii) introduce the individual to the WSI Project Executive and other appropriate representatives of WSI as the two Project Executives agree, (iii) provide WSI with a resume, (iv) allow WSI to interview the individual, and (v) obtain WSI’s approval for such assignment. IBM shall only assign an individual to an Key Position who is approved by WSI;

(c) Other than in the case of death, disability, illness, family or medical leave, or cessation of employment with IBM, IBM shall not replace or reassign individuals in Key Positions from the date of his or her assignment to WSI under this Agreement through the period set forth in Schedule L unless WSI consents to such reassignment or replacement of such individual; and

(d) IBM shall not assign any individual in a Key Position to the account of a WSI Competitor on a full or part-time basis without WSI’s consent (a) while such individual is assigned to WSI under this Agreement, and (b) for a period of six (6) months following the date that such individual is removed from, or ceases to provide Services. IBM shall not be in violation of this provision if an individual in a Key Position is assigned to work for a client of IBM that subsequently acquires or merges with or is acquired by a WSI Competitor.

7.4 Replacement and Retention.

(a) If WSI decides that any member of the Project Staff should not continue in that position, then WSI shall give IBM written notice to that effect. After receipt of such notice, IBM shall have a reasonable period of time in which to consult with WSI and investigate the matters stated in such notice, discuss its findings with WSI and resolve any problems with such person. If, following such period, WSI requests replacement of such person, IBM shall replace that person with another person of suitable ability and qualifications; provided, however, that in the event a member of the Project Staff has violated or allegedly violated its confidentiality obligations or applicable laws, WSI can require immediate removal of such member without the investigation described above.

Nothing in this provision shall operate or be construed to limit IBM’s responsibility for the acts or omissions of the members of the IBM Project Staff. Any removal of an individual in a Key Position pursuant to this Section 7.4 shall be deemed consent by WSI as required by Section 7.3(c).

(b) IBM shall maintain backup procedures and conduct the replacement of members of the Project Staff in such a manner so as to provide a reasonable and orderly succession for any member who is replaced.

(c) WSI and IBM both agree that it is in their best interests to minimize the turnover rate of the Project Staff. Accordingly, if WSI and IBM agree that IBM’s turnover rate or WSI’s requests for replacement personnel is adversely impacting or may adversely impact IBM’s provision of the Services, then the Parties shall meet to discuss the extent of and the reasons for the turnover rate and/or replacement requests, and, if appropriate, the Parties shall mutually agree on a program to decrease the turnover rate and/or replacement requests, including, if applicable, changes to the schedules affected by WSI’s requests for replacement of personnel. In any event, notwithstanding transfer or turnover of personnel, except as otherwise agreed to by the Parties, IBM remains obligated to perform the Services in accordance with this Agreement.

7.5 IBM Employee Agreements. IBM has (a) (i) entered into a non-disclosure agreement with each IBM employee that is a member of the Project Staff and (ii) will cause such IBM employees to maintain and enforce the confidentiality provisions of this Agreement both during and after their assignment to the WSI account, and (b) to the extent necessary to comply with IBM’s obligations hereunder, has entered into an agreement with each of the IBM employees performing the Services which assigns, transfers and conveys to IBM all of such IBM employee’s right, title and interest in and to any Materials (including any Deliverables) created pursuant to this Agreement, including all Intellectual Property Rights in and to such Materials.

7.6 Subcontractors.

(a) IBM shall not delegate or subcontract any of its material obligations under this Agreement or any obligations in which the subcontractor would have direct access to WSI’s Confidential Information without WSI’s prior written consent, and WSI shall have the right to approve or disapprove the use of the proposed subcontractors in its reasonable discretion. The subcontractors set forth on Schedule I as of the Effective Date shall be deemed to be accepted by WSI. Notwithstanding its approval of a subcontractor, WSI may request IBM to remove a subcontractor from the WSI account, subject to Section 7.4.

(b) No subcontracting shall release IBM from its responsibility for its obligations under this Agreement. IBM shall be responsible for the work and activities of IBM Agents providing services to IBM in connection with IBM’s provision of the Services, including compliance with the terms of this Agreement.

(c) IBM’s use, in the ordinary course of business, of third party services or products, including individual programmers and other personnel, that are not material to any particular function constituting a part of the Services, that do not allow such subcontractor to have direct access to WSI’s Confidential Information, and that do not result in a material change in the way IBM conducts its business shall not constitute a delegation or subcontracting of IBM’s responsibilities under this Agreement. Nonetheless, if WSI expresses any concerns to IBM about any such third party services or products, IBM shall discuss such concerns with WSI and work in good faith to resolve WSI’s concerns on a mutually acceptable basis.

(d) IBM shall (i) enter into a non-disclosure agreement with each of IBM Agents providing services to IBM in connection with IBM’s provision of the Services and cause each such IBM Agent to enter into non disclosure agreement with its employees which include provision for the protection of WSI’s Confidential Information, that are no less restrictive than those set forth in the non-disclosure agreement executed by and between IBM and WSI, and (ii) to the extent necessary to comply with IBM’s obligations hereunder, enter into an agreement with each of the IBM Agents which assigns, transfers and conveys to IBM all of such IBM Agent’s right, title and interest in and to any Materials (including any Deliverables) created pursuant to this Agreement, including all Intellectual Property Rights in and to such Materials.

7.7 Conduct of IBM Personnel. While at the WSI Service Locations, IBM shall, and shall cause IBM Agents to, (a) comply with the standard rules and regulations and WSI Safety and Security Policies regarding safety and health, security, personal and professional conduct generally applicable to such WSI Service Locations as set forth in Schedule J, which may be updated from time to time by WSI, subject to IBM’s prior consent to such updates, which consent shall not be unreasonably withheld, and (b) otherwise conduct themselves in a reasonably businesslike manner.

7.8 Hired Employees. The employment of certain employees of WSI by IBM, as contemplated by the provisions of Schedule F, shall be effected in accordance with the terms and conditions set forth in Schedule F.

7.9 IBM Personnel. Except as otherwise expressly set forth in this Agreement, the Parties intend to create an independent contractor relationship and nothing in this Agreement shall operate or be construed as making WSI or IBM partners, joint venturers, principals, joint employers, agents or employees of or with the other. No officer, director, employee, agent, Affiliate, contractor or subcontractor retained by IBM to perform work on WSI’s behalf hereunder shall be deemed to be an officer, director, employee, agent, Affiliate, contractor or subcontractor of WSI for any purpose. IBM, not WSI, has the right, power, authority and duty to supervise and direct the activities of the IBM Project Staff and to compensate such IBM Project Staff personnel for any work performed by them on WSI’s behalf pursuant to this Agreement. IBM, and not WSI, shall be responsible and therefore solely liable for all acts and omissions of IBM Project Staff.

ARTICLE 8. THIRD PARTY CONSENTS

8.1 Responsibility.

(a) WSI shall be responsible for obtaining all WSI Consents. At WSI’s request, IBM will assist WSI in obtaining the Consents. WSI shall pay all transfer, license, re-licensing or termination charges or expenses associated with obtaining any WSI Consents or terminating any licenses or agreements as to which WSI is unable to obtain such WSI Consents.

(b) IBM shall be responsible for obtaining all IBM Consents. IBM shall pay all transfer, license, re-licensing or termination Charges or expenses associated with obtaining any IBM Consents or terminating any licenses or agreements as to which IBM is unable to obtain such IBM Consents.

8.2 Contingent Arrangements. If, despite using all commercially reasonable efforts, WSI is unable to obtain a WSI Consent, then, unless and until such WSI Consent is obtained, IBM shall use commercially reasonable efforts to determine and adopt, subject to WSI’s prior approval through the Project Change Request Process, alternative approaches to performing the Services.

ARTICLE 9. MANAGEMENT AND CONTROL

9.1 Policy and Procedures Manual.

(a) As part of the Services, and at no additional cost to WSI, IBM shall deliver to WSI for its review, comment and approval (i) an outline of the topics to be addressed in the Policy and Procedures Manual within thirty (30) days after the Effective Date, and (ii) a final draft of the Policy and Procedures Manual within ninety (90) days after the Effective Date (the “Policy and Procedures Manual”). At a minimum, the Policy and Procedures Manual shall include the following:

(i) a detailed description of the Services and the manner in which each will be performed by IBM, including (A) the equipment, software and systems to be procured, operated, supported or used; (B) documentation (including operations manuals, user guides, specifications, policies/procedures and the disaster recovery plans) providing further details regarding such Services; and (C) the specific activities to be undertaken by IBM in connection with the Services, including, where appropriate, the direction, supervision, monitoring, staffing, reporting, planning and oversight activities to be performed by IBM under this Agreement;

(ii) the procedures for WSI/IBM interaction and communication, including: (i) call lists; (ii) procedures for and limits on direct communication by IBM with WSI personnel; (iii) problem management and escalation procedures; (iv) priority and project procedures; (v) acceptance testing; (vi) quality assurance procedures and checkpoint reviews; (vii) the Project Change Request Procedures; and (viii) interaction and communication regarding annual and quarterly financial objectives, budgets, and performance goals;

(iii) WSI’s existing and applicable procedures to the extent to be used by IBM and as agreed by the Parties;

(iv) quality assurance processes and procedures to ensure that the Services are performed in an accurate and timely manner, in accordance with the Service Levels and IBM’s obligations under this Agreement including verification, checkpoint reviews, testing, acceptance and other procedures for WSI to assure the quality and timeliness of IBM’s performance; and

(v) practices and procedures addressing such other issues and matters as WSI shall require.

(b) IBM shall incorporate any reasonable comments or suggestions of WSI into the Policy and Procedures Manual and shall deliver a final revised version to WSI within fifteen (15) days of its receipt of such comments and suggestions for WSI’s approval. The Policy and Procedures Manual will be delivered and maintained by IBM in hard copy and electronic formats and will be accessible electronically to WSI in a manner consistent with WSI’s security policies.

(c) IBM shall perform the Services in accordance with WSI’s then-current policies and procedures until the Policy and Procedures Manual is finalized and agreed upon by the Parties. Thereafter, IBM shall perform the Services in accordance with the Policy and Procedures Manual and this Agreement. In the event of a conflict between the provisions of this Agreement and the Policy and Procedures Manual, the provisions of this Agreement shall control unless the Parties expressly agree otherwise and such agreement is set forth in the relevant portion of the Policy and Procedures Manual.

(d) IBM shall promptly modify and update the Policy and Procedures Manual as is necessary to reflect changes in the operations or procedures described therein. IBM shall provide the proposed changes in the manual to WSI for review, comment and approval. To the extent any such change could (i) increase WSI’s total costs of receiving the Services; (ii) require material changes to WSI facilities, systems, software or equipment; (iii) have a material adverse impact on the functionality, interoperability, performance, accuracy, speed, responsiveness, quality or resource efficiency of the Services, or (iv) violate or be inconsistent with WSI standards, WSI may withhold such approval in its sole discretion.

(e) IBM shall own all right, title and interest in the Policy and Procedures Manual, provided, however, that WSI shall be the sole and exclusive owner of all portions of the Policy and Procedures Manual provided by WSI. For those portions not owned by WSI, the Policy and Procedures Manual shall be deemed a Type II Material.

9.2 Project Change Request Process.

(a) All Changes shall be implemented in accordance with the Project Change Request Process.

(b) IBM shall update the Project Change Request Process as necessary and shall provide such updated Project Change Request Process to WSI for its approval.

(c) In the event the Parties cannot reach agreement on a Change request, the Parties will resolve such dispute in accordance with Article 23.

9.3 Governance. WSI and IBM agree to jointly establish a governance structure to provide advice and counsel to the WSI and IBM Project Executives as set forth in Schedule A.

9.4 Reports. IBM shall provide WSI with reports as detailed in Schedule A in the format and at the frequencies provided therein. In addition, from time to time, the parties may agree in writing upon additional Reports to be generated by IBM and delivered to WSI on an ad hoc or periodic basis.

9.5 Meetings. During the Term, representatives of the Parties shall meet periodically as described in Schedule A and as requested by the WSI Project Executive to discuss matters arising under this Agreement. Unless otherwise agreed to by the parties prior to a meeting, each Party shall bear its own costs in connection with the attendance and participation of such Party’s management representatives in such meetings. WSI agrees to pay IBM actual travel costs for any WSI-requested travel for IBM personnel who are not regularly scheduled to attend such management meetings (e.g. delivery personnel, IBM technical personnel).

ARTICLE 10. CONFIDENTIALITY

10.1 Confidential Information. IBM and WSI each acknowledge and agree that the rights and obligations with respect to Confidential Information (as such term is defined in the AECI) exchanged between the Parties shall be as set forth in the Agreement for the Exchange of Confidential Information (“AECI”), as modified, agreement #9765141. The Parties agree that for the purposes of Confidential Information exchanged pursuant to this Agreement, the confidentiality period shall be five (5) years following disclosure.

10.2 Exceptions.

(a) WSI has advised IBM that it intends to file the Agreement with the Securities and Exchange Commission (“SEC”). [***] WSI agrees that prior to making

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

the filing with the SEC, WSI will file a confidential treatment request with the SEC’s Freedom of Information Act Desk (the “FOIA Desk”) and therein it will seek to redact at a minimum:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

(ix)	[***]

together with such other terms of the Agreement that WSI reasonably considers contain confidential and sensitive commercial information. [***]

(b) [***]

10.3 Exceptions. Notwithstanding anything in the Agreement (including Section 24.12) or the AECI, the existence of this Agreement and the relationship of the Parties shall not be Confidential Information.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE 11. OWNERSHIP AND LICENSING

11.1 Materials. All Materials shall be identified as a Type I, Type II, Type III, or Type IV Material or otherwise as agreed to by the Parties in writing. In the event a Material is not identified, such Material shall be a Type IV Material. Ownership or licensing of the Materials as set forth in this Section 11.1 does not affect either Party’s confidentiality obligations under the AECI with respect to the other’s Confidential Information.

(a) “Type I Materials” shall mean those Materials created during the performance of the Services, in which WSI shall have all right, title and interest (including United States and foreign copyrights). All such Materials shall be considered works for hire owned by WSI. If any such Material may not be considered a work made for hire under applicable law, IBM hereby irrevocably assigns to WSI upon payment in full for such Material as such payment is defined in this Agreement , all of IBM’s right, title and interest in and to such Material, including United States and, to the extent applicable, foreign copyrights. IBM agrees to execute any documents and take other actions reasonably requested by WSI, at WSI’s cost, to effectuate the purposes of this Section. IBM shall have the right to retain one copy of the Type I Materials. WSI grants IBM (i) an irrevocable, non-exclusive, worldwide, paid-up license to use, execute, reproduce, display, perform, and distribute (internally and externally) copies of and prepare Derivative Works based on Type I Materials, and (ii) the right to authorize others to do any of the former.

(b) “Type II Materials” shall mean those Materials created during the performance of the Services or otherwise (such as existing prior to the Effective Date), in which IBM or third parties shall have all right, title and interest (including United States and foreign copyrights). IBM shall deliver one copy of the Type II Materials to WSI. IBM grants to WSI an irrevocable, non-expiring, non-exclusive, worldwide, paid-up license to use, execute, reproduce, display, perform and distribute, to WSI Affiliates only copies of Type II Materials. WSI agrees to execute any documents and take other actions reasonably requested by IBM, at IBM’s cost, to effectuate the purposes of this Section.

(c) “Type III Materials” shall mean those Materials created during the performance of the Services in which WSI shall have all right, title and interest (including United States and foreign copyrights). All such Materials shall be considered works for hire owned by WSI. If any such Material may not be considered a work made for hire under applicable law, IBM irrevocably assigns to WSI, upon payment in full for such Material as such payment is defined in this Agreement, all of IBM’s right, title and interest in and to such Materials, including United States and, to the extent applicable, foreign copyrights. IBM agrees to execute any documents and take other actions reasonably requested by WSI at WSI’s cost to effectuate the purposes of this Section. IBM shall have the right to retain one copy of the Type III Materials solely for the purposes of demonstrating compliance with this Agreement; provided, however, that IBM shall have no license or ownership rights to Type III Materials.

(d) “Type IV Materials” shall mean those Materials created during the performance of the Services or otherwise (such as existing prior to the Effective Date), in which IBM or third parties shall have all right, title and interest (including United States and foreign copyrights). IBM shall deliver one copy of the Type IV Materials to WSI. WSI agrees to execute any documents and take other actions reasonably requested by IBM, at IBM’s cost, to effectuate the purposes of this Section. IBM grants to WSI an irrevocable, non-expiring, non-exclusive, worldwide, paid-up license to (i) use, execute, reproduce, display, perform, make derivative works and distribute, to WSI Affiliates only, copies of Type IV Materials; and (ii) the right to authorize third parties to do any of the former solely on behalf of and for the benefit of WSI for the sole purpose of receiving and using the Services or the Deliverables, provided that (1) WSI shall be responsible for causing such third party to comply with the terms of this Agreement, (2) WSI shall enter into a non-disclosure agreement with each such third party that is no less restrictive than the terms set forth in the AECI; and (3) for purposes of this Agreement, access and use by such third parties under this licenses shall be deemed access and use by WSI. Any WSI created modifications, enhancements or derivatives of Type IV Materials shall be and be treated as Type IV Materials.

11.2 Pre-Existing Materials. Except as expressly set forth in this Agreement, nothing in this Agreement shall be deemed a transfer of any rights, title and interests in and to any inventions however embodied, know how, works in any media, software, information, trade secrets, materials, property or proprietary interest (including patents) owned prior to this Agreement, or that a Party created or acquired independently of its obligations pursuant to this Agreement (collectively, “Preexisting Materials”).

11.3 Invention Rights.

(a) IBM shall be the owner of all Inventions made, conceived or reduced to practice solely by personnel of IBM (“IBM Inventions”). IBM grants to WSI an irrevocable, nonexclusive, worldwide, paid-up license under IBM Inventions (including any patent applications filed on or patents issued claiming IBM Inventions). The license scope is to (i) make, have made, use, have used, sell, or transfer items and to practice and have practiced methods and (ii) grant sublicenses to IBM Inventions to WSI subsidiaries.

(b) WSI shall be the owner of all Inventions made, conceived or reduced to practice solely by personnel of WSI (“WSI Inventions”). WSI grants to IBM an irrevocable, nonexclusive, worldwide, paid-up license under WSI Inventions (including any patent applications filed on or patents issued claiming WSI Inventions). The license scope is to (i) make, have made, use, have used, sell, or transfer items and to practice and have practiced methods and (ii) grant sublicenses to WSI Inventions to IBM subsidiaries.

(c) IBM and WSI shall jointly own all Inventions made, conceived or reduced to practice by personnel of both IBM and WSI and resulting patents. Each Party may license to others or assign its rights under such joint Inventions without accounting to the other Party.

11.4 Covenant Not To Sue. IBM hereby agrees that neither it nor its subsidiaries will assert against WSI, its subsidiaries WSI Third Party Contractors or WSI customers any claim that WSI’s use of the Services or Deliverables in the manner contemplated hereunder infringe any Subject Patent. The foregoing covenant shall not apply to claims relating to (a) any equipment, device, program, material, apparatus, process or method not provided by IBM hereunder, (b) any modification (made other than by IBM or at IBM’s specific written direction) to the Services or Deliverables that results in infringement of a Subject Patent, where without such modification there would be no infringement of an Subject Patent, (c) any combination of the Services or Deliverables, or any part thereof, (made other than by IBM) with any other equipment, device, program, material, apparatus, process or method that results in infringement of a Subject Patent where without such combination there would be no infringement of such Subject Patent, or (d) any patent other than a Subject Patent. “Subject Patent” shall mean any patent or patent application that is licensable by IBM or its subsidiaries (but not if the grant of a license under such patent or application requires payment to a third party other than IBM or its subsidiaries), where such patent or application is necessarily infringed by the Services or Deliverables. The covenant not to assert granted above shall terminate immediately if WSI asserts any patent it owns against IBM or its subsidiaries to the extent such assertion relates to products or deliverables of the type provided by IBM to WSI under this Agreement. IBM agrees on behalf of itself and its subsidiaries not to assign any Subject Patent unless the assignee agrees to be bound by the foregoing covenant as if it were named in place of IBM.

11.5 General Rights. Each Party agrees to reproduce copyright legends which appear on any portion of the Materials which may be owned by the other Party or third parties.

11.6 License Rights.

(a) Excluding those WSI Components covered by a WSI Required Consent, WSI hereby grants to IBM, its Affiliates and Agents a nontransferable, non-exclusive, limited license to access and use the WSI Components necessary for IBM to perform all of its obligations as set forth in this Agreement solely in connection with the Services as provided under this Agreement and for no other purpose or customer of IBM or IBM Agents. Except as necessary to perform the Services, IBM agrees not to download or otherwise copy, reverse assemble, reverse compile, decompile or otherwise translate the software portions of the WSI Components. Upon request, WSI will provide to IBM evidence of any such rights, licenses, or of any WSI Consents. IBM will adhere to reasonable terms and conditions pertaining to WSI Components as notified in writing to IBM. IBM agrees not to remove or alter any copyright or other proprietary notice on or in any WSI Component without WSI’s consent.

(b) IBM grants WSI a nonexclusive, nontransferable, nonexclusive limited license to access and use the IBM Components (including hardware and software), solely in connection with the Services as provided under this Agreement. WSI agrees not to download or otherwise copy, reverse assemble, reverse compile, decompile, or otherwise translate the software portions of the IBM Components, other than to make one copy for backup purposes. Upon request, IBM will provide to WSI evidence of any such rights, licenses, or of any IBM Consents. If IBM provides as an IBM Component a Microsoft Corporation product, the terms and conditions of the Microsoft Customer License Terms will also apply for such products. Such terms are located on the Internet at http://www-3.ibm.com/services/e-business/hosting/microsoftlicense.html. WSI agrees not to remove or alter any copyright or other proprietary notice on or in any IBM Component without IBM’s consent.

11.7 Residuals. Nothing contained in this Agreement shall restrict a Party from the use of residuals developed or provided by the other or jointly by both Parties during a project. The term “residuals” means non-confidential ideas, concepts, know-how or techniques related to information technology in intangible form and which are retained in such person’s unaided memories. Notwithstanding anything to the contrary in this Agreement, this Section 11.7 shall not in any way limit or affect Section 5 of the AECI.

ARTICLE 12. WSI DATA AND WSI CONTENT.

12.1 WSI Data and WSI Content. WSI Data and WSI Content are and shall remain the property of WSI. IBM shall promptly deliver WSI Data and WSI Content to WSI in the format, on the media and in the timing prescribed by WSI (a) at any time at WSI’s request, (ii) at the termination or expiration of this Agreement and/or the completion of all requested Termination Assistance Services, or (iii) with respect to particular WSI Data or WSI Content, at such earlier date that such data are no longer required by IBM to perform the Services. Thereafter, IBM shall return or destroy, as directed by WSI, all copies of the WSI Data and WSI Content in IBM’s possession or under IBM’s control within ten (10) business days and deliver to WSI written certification of such return or destruction signed by the IBM Project Executive. IBM shall be excused from performance to the extent that it is unable to perform due to its return of the WSI Data or WSI Content as required by this Section 12.1. To the extent WSI Data and WSI Content are Confidential Information, IBM shall comply with the obligations set forth in the AECI and this Agreement relating to Confidential Information. To the extent WSI Data and WSI Content are not Confidential Information, IBM shall take reasonable precautions to protect WSI Data and WSI Content and shall divulge such Data and WSI Content only to members of the Project Staff on a “need to know” basis. WSI Data and WSI Content shall not be utilized by IBM for any purpose other than the performance of Services under this Agreement nor shall WSI Data or WSI Content be sold, assigned, leased, commercially exploited or otherwise provided to any third party by or on behalf of IBM. IBM shall not possess or assert any lien or other right against or to WSI Data and WSI Content.

12.2 WSI Content. Except as provided herein, WSI is solely responsible for all Content including, without limitation:

(a) its selection, creation, design, licensing, accuracy, maintenance, testing, and support;

(b) all copyright, patent and trademark clearances in all applicable jurisdictions and usage agreements for any and all Content;

(c) the selection of controls on the access and use of Content; and

(d) the selection, management and use of any public and private keys and digital certificates it may use with the Services.

12.3 Suspected Violations of IBM Acceptable Use Policy (“AUP”).

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

ARTICLE 13. CONTINUED PROVISION OF SERVICES

13.1 Force Majeure If and to the extent that a Party’s performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed directly or indirectly by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, or any other similar cause beyond the reasonable control of such Party (each a “Force Majeure Event”), and such non-performance, hindrance or delay could not have been prevented by reasonable precautions, then the non-performing, hindered or delayed Party shall be excused for such non-performance, hindrance or delay, as applicable, of those obligations affected (the “Affected Services”) by the Force Majeure Event for as long as the Force Majeure Event continues and, except as otherwise provided in this Section, such Party continues to use its commercially reasonable efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means. The Party whose performance is prevented, hindered or delayed by a Force Majeure Event shall promptly notify the other Party of the occurrence of the Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event. During the Force Majeure Event, WSI will continue to pay IBM’s charges for the Services.

13.2 Alternate Source. In the event of a Force Majeure Event, WSI may procure such Affected Services from an alternate source. If any Force Majeure Event prevents, hinders or delays IBM’s performance of the Services for more than thirty (30) consecutive days, WSI may (until IBM is able to provide the Affected Services) procure such Services from an alternate source and IBM will reimburse WSI for an

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

amount equivalent to the amount IBM receives from WSI for such Affected Services, plus any additional reasonable amounts paid by WSI to such alternate provider for such services, for the lesser of 180 days or the remainder of the Term. If IBM procures an alternate source to provide the Affected Services, IBM shall be responsible for all payments to the alternate source provider. If the Force Majeure Event continues to prevent performance of the Services for more than one-hundred eighty (180) days, WSI may, by paying IBM’s Wind Down costs, terminate the Affected Services as of the date specified by WSI in a termination notice to IBM.

ARTICLE 14. PAYMENTS

14.1 Charges. IBM will charge WSI for Services in accordance with the Charges and terms set forth in Schedule C.

14.2 Travel Related Expenses. Travel-related expenses incurred by IBM, if any, (“Travel Expenses”) shall be subject to WSI’s travel policies set forth in Schedule M. Unless otherwise approved in advance by WSI, travel time shall not be charged to WSI.

14.3 Incidental Expenses. IBM acknowledges that, except as expressly provided otherwise in Schedule A, incidental expenses that IBM incurs in performing the Services (“Incidental Expenses”), not including Travel Expenses are included in IBM’s Charges. Accordingly, such IBM expenses are not separately reimbursable by WSI, unless WSI has agreed in writing in advance to reimburse IBM for the expense.

14.4 Payment Terms. Payment for all invoices is due thirty (30) days from receipt of invoice unless the amount in question is disputed pursuant to Section 14.7. All Charges and payments shall be in U.S. Dollars.

14.5 Time Limitation. [***]

14.6 Credits. To the extent a credit may be due to WSI pursuant to this Agreement, IBM shall provide WSI with an appropriate credit against amounts then due and owing. If no further payments are due to IBM, IBM shall pay such amounts to WSI within forty-five (45) days after the date the credit has accrued.

14.7 Disputed Charges.

(a) WSI shall pay undisputed Charges when those payments are due, and may withhold payment of fees disputed by WSI in good faith as set forth in this Section.

(b) Erroneous Invoices: WSI may withhold any disputed amounts WSI believes reasonably and in good faith were invoiced by IBM erroneously (e.g., material

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

calculation errors), and for which WSI provides IBM with written notice, promptly following receipt of such invoice, of the erroneous invoice and a reasonably detailed description of the errors therein.

(c) Fixed Charges:

(i) During the first six (6) months following the Start Date, WSI may withhold any disputed amounts invoiced as Fixed Charges as described in Schedule C (Charges); and

(ii) Following the first six (6) months after the Start Date, WSI may not withhold any further Fixed Charges as described in Schedule C.

(d) Non-Fixed Charges: WSI may withhold payment of any other invoiced charges WSI disputes in good faith, up to the following caps ((a), (b), and (c), individually and in the aggregate, the ‘Disputed Charges Cap’):

(i) Up to 25% of the charges in any given month; and

(ii) one month’s average Charges (without placing in escrow); and

(iii) one additional month’s average Charges placed in an interest bearing escrow account with a third party financial institution.

(e) In all events, WSI will:

(i) provide IBM, on or before the date payment is due, with a detailed description of the particular charges in dispute and a reasonably thorough explanation of the reason why WSI disputes such Charges; and

(ii) pay IBM all Charges in excess of the Disputed Charges Cap under protest without waiver of any rights. Each Party agrees to continue performing its obligations under this Agreement while any dispute is being resolved in accordance with Article 23 except to the extent the issue in dispute precludes performance.

(f) Neither the failure to dispute any Charges or amounts prior to payment nor the failure to withhold any amount shall constitute, operate or be construed as a waiver of any right WSI may otherwise have to dispute any of the Charges or amount or recover any amount previously paid.

14.8 Taxes. Except as otherwise provided below, there shall be added to the Charges charged by IBM, and WSI shall pay, any federal, state or local sales, use, excise or other tax or amount, which may be levied or based upon the Services provided under this Agreement, excluding taxes based on or measured by IBM’s gross revenues (other than sales, use and other excise taxes) or taxes based on or measured by IBM’s net income, or IBM’s employee-related taxes. Taxes payable by WSI shall be billed as separate items on IBM’s invoices or on separate invoices, which in either event shall also include the detailed tax information.

14.9 Benchmarking Reviews.

(a) From time to time during the Term after the second anniversary of the Effective Date (but no more often than once in any twelve month period for each Service Category), WSI may, at its expense and subject to this Section, engage (on a non-contingency basis only, and reflecting the requirements herein) the services of an independent third party (a “Benchmarker”) to compare the quality and cost of the Services, for a single Service Category, or a combination of Service Categories against the quality and cost of well managed information technology service providers performing similar services to ensure that WSI is obtaining pricing and levels of service that are competitive with market rates, prices and service levels, given the nature, volume and type of Services provided by IBM hereunder (“Benchmarking”).

(b) Any Benchmarker engaged by WSI shall execute a non-disclosure agreement satisfactory to IBM and WSI. IBM shall cooperate fully with WSI and the Benchmarker, provide all reasonable data relating to the provision of the Services requested by the Benchmarker (but in no event shall IBM be required to provide IBM cost data or data relating to other IBM customers), provide reasonable access to the Benchmarker during such effort, all at IBM’s cost and expense. The Benchmarking shall be conducted so as not to unreasonably disrupt IBM’s operations under this Agreement.

(c) The Benchmarker shall perform a price-based benchmark, comparing the total charges, in aggregate, applicable to the Benchmarked Services, against the total charges applicable to similar services with respect to the selected entities in the Representative Sample as such term is defined below. The comparison must determine and account for differences in the scope or circumstances of service delivery that impede a true “like for like” comparison. Consequently, the Benchmarker shall “normalize” the data used to perform the comparison in order to account for differences between the volume of services, scope of services, service levels, complexity, degree of standardization, terms and conditions, financing provided by IBM, asset purchases associated with the execution of this Agreement, service delivery and receipt location(s), and other relevant factors and those applicable to the entities comprising the Representative Sample. Such normalization must ensure that the results of the Benchmark provide as accurate a comparison as reasonably possible by making appropriate adjustments to all data relating to each of the selected entities in the Representative Sample to account for any and all differences between the Services performed by IBM and the services received by the respective entity, including any additional and/or value added services performed by IBM and not received by such entity. IBM may elect to disclose to the Benchmarker additional measuring or estimating data, which the Benchmarker shall consider and account for in its normalization calculations. For the purposes of this Section:

(i) “Representative Sample” for Benchmarked Services shall mean a sample of a minimum of five (5) entities proposed by the Benchmarker that shall only include customers outsourced by top tier outsourcers in the same geographic location with similar scope, service levels and volume and similar complexity as the Benchmarked Services.

(ii) “Benchmarked Level” shall mean the average total charges attributable to the Benchmarked Services among those entities comprising the Representative Sample.

(d) Prior to performing the comparison, the Benchmarker shall meet with the Parties to review and explain its Benchmark methodology, including how each of entities in the Representative Sample matches and does not match the relevant factors of this Agreement and how the normalization approach will be applied. The Benchmarker shall provide a written summary of the Benchmark methodology and shall perform the Benchmark in strict adherence thereto.

(e) If the Benchmark Results indicate that the Benchmarked Level is within [***]

(f) If the Benchmarker finds that the [***]

(g) Review and Dispute. WSI shall provide IBM with a copy of the Benchmarker’s report and IBM shall have thirty (30) days to review such report, and contest the Benchmarker’s findings. As part of such review, either Party may request the Benchmarker to provide the data on which the findings are based. If the Parties are unable to agree upon the validity of the Benchmarker’s findings, the matter shall be resolved pursuant to the dispute resolution procedures set forth in Article 23. Reductions in IBM’s Charges shall be implemented on a prospective basis thirty (30) days after the date the Benchmarker’s final report was first provided to IBM.

ARTICLE 15. AUDITS

15.1 Audits. IBM shall provide and shall cause IBM Agents to provide WSI and any of WSI’s external auditors with access at reasonable times and upon reasonable notice but in any event not to exceed two (2) times per year without prior written consent by IBM to the IBM Project Staff, and to the data and records relating to the Services for the purposes of performing audits of IBM solely to verify (a) the accuracy of any Charges charged on a time and materials basis, Incidental Expenses and/or Travel Expenses; (b) that the Services are being provided in accordance with the Service Levels; and (c) once per year, to the extent applicable to the Services, an audit of the safety and security procedures set forth in Article 6 and Section 12.1 at IBM Service Locations. IBM shall provide to such WSI and such auditors such assistance as they reasonably require. WSI’s auditors and other representatives shall sign a non-disclosure agreement containing obligations substantially similar to those described in the AECI and shall comply with IBM’s reasonable security requirements. Notwithstanding the foregoing, IBM shall not be obligated to provide access to its personnel records, costing data or research and development. Audits shall not be performed on a contingency fee basis and shall not be performed by a competitor of IBM. For purposes of this Article 15,

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

a competitor of IBM shall mean, as of the Effective Date, (a) Electronic Data Systems Corporation; (b) Computer Sciences Corporation; (c) Affiliated Computer Services, Inc.; (d) Hewlett-Packard Company; (e) Unisys; (f) Perot Systems Corporation; (g) NCR Corporation; (h) Accenture; and (i) Cap Gemini Ernst & Young (with respect to any non-audit personnel of Cap-Gemini Ernst & Young). Affiliates and successors in interest (as a result of merger, acquisition, divestiture or restructuring) to any of the foregoing firms and any other entities added by mutual agreement of the Parties will also be deemed to be competitors of IBM for purposes of this Article 15.

15.2 Quality Assurance and Internal Controls. IBM shall develop and implement quality assurance and internal control processes and procedures, including implementing tools and methodologies, to ensure that the Services are performed in an accurate and timely manner, in accordance with (i) the Service Levels and other requirements of this Agreement, (ii) the laws applicable to IBM as an information technology services provider, and (iii) industry standards applicable to the performance of the Services. Such processes, procedures and controls shall include verification, checkpoint reviews, testing, acceptance, and other procedures as set forth in the Services to assure the quality and timeliness of IBM’s performance. Without limiting the generality of the foregoing, IBM will:

(a) Maintain a control environment in day-to-day operations, to assure that the following fundamental control objectives are met: (1) financial and operational information relating to the provision of the Services is valid, complete and accurate; (2) the Services are performed consistent with the requirements of this Agreement as set forth in the Service Levels; (3) assets are safeguarded; and (4) actions and decisions of IBM are in compliance with laws applicable to IBM as an information technology services provider;

(b) Build the following basic control activities into work processes at the IBM Service Locations and to the extent set forth in the Services: (1) accountability clearly defined and understood; (2) access properly controlled; (3) adequate supervision; (4) policies, procedures and responsibilities documented; (5) adequate training and education; and (6) adequate separation of duties;

(c) Maintain an internal audit function to sufficiently monitor the processes and systems used to provide the Services (i.e., perform audits, track control measures, communicate status to management, drive corrective action, etc.). If the findings of any audit of the IBM internal control environment by IBM’s internal audit function of IBM’s operating practices or procedures for the Services reveal, in IBM’s reasonable opinion, any material financial or operational risk to WSI that relates to the Services, IBM shall provide WSI with information reasonably required for WSI to understand the nature of the risk; provided however that IBM shall not be obliged to provide WSI a copy of the report containing such findings.

15.3 SAS 70 Audit.

(a) In addition to its other obligations under this Section, IBM will perform, to cover each year of the Term, an annual Type II Statement of Auditing Standards (“SAS”) 70 audit (or any required alternative equivalent audit) required for IBM to meet its Sarbanes-Oxley compliance certification requirements, with respect to each IBM facility at or from which the Services are provided (as of the Effective Date, Boulder, CO and Southbury, CT). IBM shall promptly provide its annual SAS 70 report and any other interim SAS 70 report(s) that cover the facilities set out in Schedule J which IBM utilizes to provide the Services to WSI as soon as reasonably practicable after the report is delivered to IBM, but in no event to exceed 30 days after the report is delivered to IBM. All such report(s) shall be general in nature (i.e. not customer specific). In the event that any such audit determines that a material deficiency exists, IBM will, upon learning of such determination, notify WSI regarding such material deficiency and IBM will, with WSI cooperation as may be required by the nature of the deficiency, take commercially reasonable actions to remediate such deficiency.

(b) If in the event the Parties disagree regarding IBM’s SAS 70 (or any equivalent) compliance requirements with laws applicable to IBM, WSI will initiate the Dispute Resolution process. If through the results of such process it is determined that IBM is not compliant, IBM will perform an additional such audit or, if IBM fails to perform such additional audit, WSI may perform, and IBM will be responsible to reimburse WSI for the reasonable fees for such audit.

15.4 Charges. If, as a result of an audit, WSI determines that IBM has (i) overcharged WSI, it shall notify IBM of the amount of such overcharge and IBM shall promptly pay to WSI the amount of the overcharge, or (ii) undercharged WSI, WSI shall notify IBM of the amount of such undercharge and WSI shall pay to IBM the amount of the undercharge. If IBM disagrees with the result of the audit, such dispute shall be resolved in accordance with the Dispute Resolution Process.

15.5 Record Retention. IBM shall retain records and supporting documentation set forth above in this Section, for a period of two years from termination or expiration of the Agreement.

ARTICLE 16. REPRESENTATIONS AND WARRANTIES

16.1 By WSI. WSI represents, warrants and covenants that:

(a) WSI has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by WSI;

(b) WSI shall comply in all material respects with, and is responsible to identify and make interpretations of, all applicable global, transnational, federal, state, local or other laws and regulations to the extent in effect and applicable to WSI in connection with its obligations under this Agreement;

(c) WSI shall use commercially reasonable efforts through the use of industry standard virus protection software and other customary procedures to protect its environment and to screen any Deliverable provided or made available to WSI by IBM hereunder to avoid introducing any Harmful Code; and

(d) WSI’s use of the Services and all Content will comply with the Acceptable Use Policy, in accordance with Section 12.3.

(e) Service Recipients are not third party beneficiaries to this Agreement (except to the extent expressly set forth in Articles 20 and 21) an, therefore, the Service Recipients will not make any claim or be a party to any action or lawsuit against IBM or its Affiliates or their employees, officers or directors arising out of this Agreement. The Service Recipients will direct all formal communications regarding the Services through and to WSI, and not through or to IBM. WSI further represents, warrants and covenants that any and all Service Recipients shall be WSI Affiliates Controlled by WSI. IBM shall be entitled to claim from WSI as direct damages all costs, damages and attorney fees incurred by IBM, or paid or payable pursuant to any settlement, or a final judgment award by a court of competent jurisdiction, arising from claims against IBM by Service Recipients.

16.2 By IBM. IBM represents, warrants and covenants that:

(a) IBM has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by IBM;

(b) IBM shall comply with all applicable global, transnational, federal, state, local or other laws and regulations to the extent in effect and applicable to IBM’s performance of the Services under this Agreement in it’s capacity as an information technology services provider and, except as otherwise provided by this Agreement, shall obtain all applicable permits and licenses required of IBM to comply with its obligations under this Agreement;

(c) The Services will be performed in a professional and workmanlike manner in accordance with reasonable industry standards applicable to services of a similar scope and nature and the Service Levels;

(d) IBM will use adequate numbers of qualified individuals with suitable training, education, experience, competence and skill to perform the Services;

(e) IBM will use commercially reasonable efforts through the use of industry standard virus protection software and other customary procedures to prevent the introduction of Harmful Code into WSI’s environment and any Deliverables; provided that IBM’s sole obligation under this warranty and WSI’s exclusive remedy is for IBM to replace any such Deliverable with the same Deliverable not containing such Harmful Code; and

(f) IBM shall not insert into the Deliverables any code that could be invoked to disable or otherwise shut down such Deliverable intentionally, without the consent of WSI, and shall not invoke any such disabling code at any time, including upon expiration or termination of this Agreement.

16.3 DISCLAIMER.

(a) EXCEPT FOR THE EXPRESS WARRANTIES CONTAINED IN THIS ARTICLE 16, NEITHER PARTY MAKES, AND EACH PARTY DISCLAIMS, ANY REPRESENTATIONS, CONDITIONS OR WARRANTIES TO THE OTHER PARTY, WHETHER EXPRESS OR IMPLIED, AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

(b) IBM does not warrant uninterrupted or error-free operations of a Deliverable or Service or that IBM will find or correct all defects.

(c) IBM does not warrant any third party software or third party hardware.

(d) WSI acknowledges that IBM does not control the transfer of data over telecommunications facilities, including the internet. Except as set forth herein or in Schedule A, IBM does not warrant the secure operation of the Services or that it will be able to prevent third-party disruptions or warrant that WSI’s Content is safe from intrusions, virus threats, or any other security exposure.

ARTICLE 17. TERM

17.1 Term. The term of this Agreement (“Term”) shall commence on the Effective Date and shall continue for a period of five (5) years from the Start Date (“Initial Term Expiration Date”).

17.2 Renewal. WSI may elect to renew this Agreement for two (1) year terms (each a “Renewal Term”) at the terms and conditions set forth in this Agreement. Unless this Agreement is terminated earlier pursuant to Article 18, WSI shall notify IBM pursuant to this Section at least six months prior to the Initial Term Expiration Date or the expiration of the applicable Renewal Term of its desire to renew this Agreement. In the event WSI desires to renew the Agreement after the expiration of the two Renewal Terms or renegotiate the terms and conditions of the Agreement during the Initial Term or any Renewal Term, WSI shall provide IBM at least nine (9) months but not more than eighteen months notice prior to the Initial Term Expiration Date or the expiration of the applicable Renewal Term. The parties shall negotiate in good faith and IBM shall respond to any proposed changes to the Agreement within sixty (60) days of WSI’s request. If the parties cannot reach agreement on the proposed changes to the terms and conditions, WSI shall have the right to renew the Agreement in accordance with the renewal terms set forth above if WSI has not renewed for each of the two Renewal Terms. If at any time WSI provides IBM with notice that it does not desire to renew this Agreement, this Agreement shall expire on the Initial Agreement Expiration Date or the expiration of the Renewal Term, as applicable.

ARTICLE 18. TERMINATION

18.1 Termination of Agreement

(a) For Cause by WSI. If IBM (i) materially breaches this Agreement, and (1) does not cure such breach within thirty (30) days of receipt of a notice of default or (2) with respect to a breach that cannot with due diligence be cured within thirty (30) days of notice thereof, IBM fails to proceed promptly and diligently to correct the breach and develop within thirty (30) days of notice of breach a complete plan for curing the breach acceptable to WSI, (ii) commits numerous breaches of its duties or obligations which in the aggregate constitute a material breach and continues to commit breaches of this Agreement during the sixty (60) days after IBM’s receipt of notice from WSI that IBM is in jeopardy of WSI terminating under this Section, then WSI may, by giving notice to IBM, terminate this Agreement, in whole or in part, as of the termination date specified in the notice.

(b) For Failure to Meet Service Levels. WSI may, by giving notice to IBM within 90 days of such event, as its sole remedy terminate the agreement in the event of a Service Level Termination Event as set forth in Schedule B without payment of the Termination Fee, and WSI will pay IBM’s actual Wind-Down costs.

(c) For Cause by IBM. If WSI (i) materially breaches this Agreement and (a) does not cure such breach within thirty (30) days of receipt of a notice of default or (b) with respect to a breach that cannot with due diligence be cured within thirty (30) days of notice thereof, WSI fails to proceed promptly and diligently to correct the breach and develop within thirty (30) days of notice of breach a complete plan for curing the breach acceptable to IBM, then IBM may, by giving notice to WSI, terminate this Agreement in whole or in part, as of the termination date specified in the notice.

18.2 For Convenience by WSI. Subject to the time restrictions and other terms and conditions set forth in Schedule C, Part 1, Part 8.0(b), WSI may terminate this Agreement in whole (or in part only as set forth herein) for convenience by giving IBM 90 days prior written notice. WSI may terminate the Service Categories for convenience as described in and according to the terms set forth in Schedule C, Part I, Section 8.0.

18.3 Calculation of Termination Charge. Set forth in Schedule C are the termination charges that would be payable to IBM if WSI terminates this Agreement pursuant to Section 18.2.

18.4 Partial Termination: Termination Charge Adjustment. If WSI terminates a portion of the Services pursuant to Section 18.2, the Termination Charge applicable to the remaining Services as a whole shall be adjusted in accordance with Schedule C.

18.5 Termination Charge. Except as otherwise specifically set forth in this Article, no termination fee shall be payable by WSI in connection with the expiration or a termination for cause of this Agreement.

18.6 Effect of Termination. In the event WSI terminates this Agreement, IBM shall stop all work as of the date of termination set forth in the notice of termination. WSI shall owe IBM for all Services performed and all Travel and Incidental Expenses incurred up to the effective date of termination set forth in the notice of termination. WSI shall not be obligated to pay for Services, Travel Expenses, or Incidental Expenses after the effective date of the termination to IBM unless WSI is obligated to pay additional Charges or Travel or Incidental Expenses in exercising its option under Section 19.1. Upon any termination of this Agreement each party shall also promptly return to the other all Materials owned by the other (except for copies authorized under this Agreement), all Confidential Information of other Party and provide to the other written confirmation that all such items have been returned or destroyed.

ARTICLE 19. TERMINATION ASSISTANCE

19.1 Termination Assistance Services. IBM shall, upon WSI’s request during any Termination Assistance Period, provide the Termination Assistance Services. To the extent that (1) Termination Assistance Services are performed prior to the expiration or termination date and (2) the IBM resources are already providing Services to WSI and the Parties agree that such resources can be used to provide the Termination Assistance Services, then IBM will provide the Termination Assistance Services as part of the Services. The quality and level of performance of the Services, including the Service Levels, during the Termination Assistance Period shall not be degraded. If the Termination Assistance Services provided prior to expiration/termination require resources not providing Services to WSI prior to expiration/termination, WSI shall pay mutually agreed to hourly rates plus Travel Expenses as set forth in Schedule C and Incidental Expenses pre-approved by WSI. To the extent that Termination Assistance Services are performed in the 3-month period after the expiration or termination date, then WSI shall pay IBM the regular IBM hourly rate for such resources, plus Travel Expenses and Incidental Expenses.

ARTICLE 20. INDEMNITIES

20.1 Indemnity by IBM. IBM will indemnify, defend and hold harmless WSI, its Affiliates and their respective officers, directors, and employees, by paying any and all Losses due to:

(a) [***]

(i) [***]

(ii) [***]

(iii) [***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b) for fines and penalties arising from IBM’s failure to comply with laws applicable to IBM, as provided in Section 16.2(b);

(c) third party claims relating to or arising from IBM’s failure to provide any IBM Consents in accordance with Article 8.1.;

(d) third party claims brought by WSI’s customers due to breaches of IBM’s obligations under the AECI; and

(e) (i) violation by IBM of Federal, state, local, international or other laws or regulations or any common law protecting persons or members of a protected class or category, including laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic, unless and to the extent such violation is attributable to the wrongful action of WSI (ii) liability arising or resulting from a Hired Employee’s employment with IBM , (iii) payment of wages that become due and owing to any Hired Employee from and after such Hired Employee’s employment date with IBM, (iv) employee pension or welfare benefits of any Hired Employee which accrued from and after such Hired Employee’s employment date with IBM, (v) any aspects of any Hired Employee’s employment relationship with IBM or the termination of such relationship, including claims for breach of an express or implied contract of employment and (vi) representations (oral or written) to WSI’s employees, including the Affected Employees or other actions with respect to the Affected Employees by IBM, in connection with the selection of the Affected Employees, job offers or employment with IBM or IBM Agents or the terms and conditions of job offers with IBM or IBM Agents (including compensation and employee benefits), unless such representations were expressly authorized in writing by WSI.

20.2 Exclusions. IBM has no obligation regarding any claim set forth in Section 20.1 to the extent and only to the extent the claim is based on any of the following:

(a) any tangible item provided by WSI which is incorporated into a Deliverable or IBM Component at WSI’s written request;

(b) IBM’s compliance with any designs, specifications or written instructions provided by WSI or by a third party on WSI’s behalf under this Agreement if such designs, specifications or instructions would have caused an infringement or misappropriation regardless of IBM’s implementation of such designs, specification or instructions;

(c) WSI’s modification (or a modification made by a third party on WSI’s behalf) of a Deliverable or IBM Component unless such modifications is made by or on behalf of WSI at IBM’s specific written direction;

(d) use of a Deliverable or IBM Component other than in accordance with this Agreement;

(e) the combination, operation, or use (unless such combination, operation or use was at IBM’s specific written direction) of a Deliverable or IBM Component with other programs or the combination, operation or use (unless such combination, operation or use was at IBM’s specific written direction) of a Deliverable or IBM Component with any product, data, apparatus, or business method that IBM did not provide, if such infringement or misappropriation would have been avoided by the use of the Deliverables or IBM Components without such programs, products, data, apparatus or business method; or

(f) the distribution, operation or use of a Deliverable or IBM Component for the benefit of a third party outside of WSI or its Affiliates (which shall not include the use by WSI customers of the WSI websites implemented through the Deliverables, or IBM Components or Services).

20.3 Limitation. The indemnity set forth in Section 20.1 shall not apply to [***]

20.4 By WSI. WSI will indemnify, defend and hold harmless IBM and its Affiliates, and their respective officers, directors, employees, by paying any and all Losses due to:

(a) third party claims relating to or arising from WSI’s failure to provide any WSI Consents in accordance with Article 8.1.,

(b) third party claims arising from or in connection with infringement or misappropriation of any Intellectual Property Right by a WSI Component;

(c) brought by an E-Commerce End User related to the Content;

(d) for fines and penalties arising from WSI’s failure to comply with laws applicable to WSI, as provided in Section 16.1(b); and

(e) (i) violation by WSI of Federal, state, local, international or other laws or regulations or any common law protecting persons or members of a protected class or category, including laws or regulations prohibiting discrimination or harassment on the basis of a protected characteristic, unless and to the extent such violations is attributable to wrongful action of IBM (ii) liability arising or resulting from a Hired Employee’s employment with WSI, (iii) payment of wages that become due and owing to any Hired Employee from and before such Hired Employee’s employment date with WSI, (iv) employee pension or welfare benefits of any Hired Employee which accrued from such

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Hired Employee’s employment date with WSI, (v) any aspects of any Hired Employee’s employment relationship with WSI or the termination of such relationship, including claims for breach of an express or implied contract of employment and (vi) representations (oral or written) to WSI’s employees, including the Affected Employees or other actions with respect to the Affected Employees by WSI, in connection with the selection of the Affected Employees, job offers or employment with IBM or IBM Agents or the terms and conditions of job offers with IBM or IBM Agents (including compensation and employee benefits), unless such representations were expressly authorized in writing by IBM

20.5 Exclusions. WSI has no obligation regarding any claim set forth in Section 20.4 to the extent and only to the extent the claim is based on any of the following:

(a) any tangible item provided by IBM which is incorporated into a WSI Component at IBM’s written request;

(b) WSI’s compliance with any designs, specifications or written instructions provided by IBM or by a third party on IBM’s behalf under this Agreement if such designs, specifications or instructions would have caused an infringement or misappropriation regardless of WSI’s implementation of such designs, specification or instructions;

(c) IBM’s modification (or a modification made by a third party on IBM’s behalf) of a WSI Component unless such modifications is made by or on behalf of IBM at WSI’s specific written direction;

(d) use of a WSI Component other than in accordance with this Agreement;

(e) the combination, operation, or use (unless such combination, operation or use was at WSI’s specific written direction) of a WSI Component with other programs or the combination, operation or use (unless such combination, operation or use was at WSI’s specific written direction) of a WSI Component with any product, data, apparatus, or business method that WSI did not provide, if such infringement or misappropriation would have been avoided by the use of the WSI Components without such programs, products, data, apparatus or business method; or

(f) the distribution, operation or use of a WSI Component for the benefit of a third party outside of IBM or its Affiliates.

20.6 Additional Indemnities. IBM and WSI each will indemnify, defend and hold harmless the other and their respective Affiliates, officers, directors, employees, by paying any and all Losses to the extent they arise from or in connection with a third party claim for any of the following: (a) the death or bodily injury of any agent, employee, customer, business invitee, business visitor or other person to the extent that the indemnifying Party is legally liable to such third party for such claim; (b) the damage, loss or destruction of any real or tangible personal property to the extent that the indemnifying Party is legally liable to such third party for such claim and (c) for taxes (and interest and penalties assessed thereon) against a Party that are obligations of the other Party pursuant to Article 14.

20.7 Infringement. In the event that (a) [***] (b) [***]

(a) [***]

(b) [***]

(c) [***]

[***]

20.8 Exclusive Remedy. [***]

20.9 Indemnification Procedures. If any third party claim is commenced against a party entitled to indemnification under Sections 20.1, 20.4 or 20.5, the indemnified Party shall give notice to the indemnifying Party as promptly as practicable. After such notice, if the indemnifying Party shall acknowledge in writing to the indemnified Party that this Agreement applies with respect to such claim, then the indemnifying Party shall be entitled, if it so elects, in a notice promptly delivered to the indemnified Party, to immediately take control of the defense and investigation of such claim and to employ and engage attorneys to handle and defend the same, at the indemnifying Party’s sole cost and expense. The indemnified Party shall cooperate, in all reasonable respects with the indemnifying Party and its attorneys in the investigation, trial and defense of such Claim and any appeal arising therefrom; provided, however, that the indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom. No settlement of a claim that requires either the payment of money by the indemnified Party, which is not otherwise covered by the indemnifying Party’s obligations, or an admission of fault by the indemnified Party shall be entered into without the consent of the indemnified Party. After notice by the indemnifying Party to the indemnified Party of its election to assume full control of the defense of any such claim, the indemnifying Party shall not be liable to the indemnified Party for any legal expenses incurred thereafter by such indemnified Party in connection with the investigation and defense of that claim. If the indemnifying Party does not assume full control over the defense of a claim subject to such investigation and defense as provided in this Section, the indemnifying Party may participate in such defense, at its sole cost and expense, and the indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, and the indemnifying Party will pay reasonable attorney’s fees and costs of investigation incurred by the indemnified Party.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE 21. LIMITATION OF LIABILITY

21.1 Direct Damages. In the event either Party is held liable to the other Party for actual, direct damages arising out of or relating to its performance or failure to perform under this Agreement, the entire liability of such Party and it’s respective Affiliates, employees, officers and directors, regardless of the basis of the claim (including breach, negligence, misrepresentation, or other contract or tort claim), shall be limited in the aggregate for all claims and causes of actions under this Agreement (the “Liability Cap”) to an amount equal to the Charges paid by WSI to IBM under this Agreement attributable to the Services (either through a prepayment or monthly payments, or a combination thereof) provided during the twelve months preceding the assertion of the first claim or cause of action, [***]

21.2 Exclusions. The limitation of liability in subsection 21.1 (Direct Damages) above does not apply to:

(a) WSI’s failure to pay Charges due and owing to IBM under this Agreement;

(b) any damages for bodily injury (including death) and damage to real property and tangible personal property for which a Party is legally liable;

(c) WSI’s or IBM’s obligation to indemnify the other under this Agreement, as provided in Section 20;

(d) Any damages associated with WSI’s or IBM’s infringement or violation of the other Party’s Intellectual Property Rights granted under this Agreement, including WSI’s or IBM’s breach of the license rights granted in Article 11;

21.3 Consequential Damages. In no event will IBM, WSI, or their respective Affiliates, employees, officers, and directors have any liability under this Agreement, regardless of the basis on which IBM or WSI is entitled to claim damages (including breach, negligence, misrepresentation, or other contract or tort claim), for any special, incidental, punitive, or indirect damages, for any economic consequential damages (including lost profits or savings), or for loss of, or damage to, data, even if foreseeable or even if WSI or IBM has been advised of the possibility of such damages.

21.4 Exclusions. The limitation of liability in subsection 21.3 above does not limit the type of damages as to a third party which may be included in Losses for which the indemnitor is responsible as set forth in Article 20, and does not apply to:

(a) WSI’s failure to pay Charges due and owing to IBM under this Agreement; and

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b) Any damages associated with WSI’s or IBM’s infringement or violation of the other Party’s Intellectual Property Rights granted under this Agreement, including WSI’s or IBM’s breach of the license rights granted in Article 11.

ARTICLE 22. INSURANCE AND RISK OF LOSS

22.1 Risk of Loss. IBM is responsible for risk of loss of and damage to equipment owned, leased, or rented by WSI that is located on IBM’s premises and any loss of and damage to software owned by or licensed to WSI that is in IBM’s possession at the time of such loss or damage. WSI is responsible for risk of loss of and damage to equipment owned, leased, or rented by IBM that is located on WSI’s premises and any loss of and damage to software owned by or licensed to IBM that is in WSI’s possession at the time of such loss or damage.

22.2 Insurance. Prior to the commencement of the Services, IBM shall procure the following insurance coverage, at its own expense, with respect to the performance of the Services. The insurance shall be issued by financially responsible and properly licensed insurance carriers rated at least A-, Class X by Best’s Rating Guide, with minimum limits as set forth below except for subsection (d) below where IBM uses its captive insurance company. Such insurance shall be maintained in full force and effect for the Term of this Agreement.

(a) Workers’ Compensation. Statutory Workers Compensation as required by state law and/or Employer’s Liability insurance with a minimum limit of $1,000,000.

(b) Commercial General Liability and Umbrella Liability Insurance. Including products, completed operations and contractual liability insurance against the liability assumed above with the following minimum limits for bodily injury and property damage on an occurrence basis: $10,000,000 per occurrence.

(c) Commercial Business Automobile Insurance and Umbrella Liability. Including owned, leased, or hired autos subject to minimum limits of $10,000,000 for bodily injury and physical damage.

(d) All Risk Property Insurance. To cover IBM’s risk-of-loss under section 22.1 covering loss or damage to IBM owned or leased IBM Components used to provide the Services and under IBM’s possession or control in an amount equal to 100% of the full replacement value thereof.

(e) Crime/Fidelity Bond. Employee dishonesty insurance and computer fraud insurance arising out of or in connection with any fraudulent or dishonest acts committed by IBM employees, acting alone or with others, for an insured amount of $1,000,000 per occurrence.

(f) Professional Liability Insurance. covering acts, errors or omissions arising out of the Services for an insured amount of not less than of $5,000,000 per occurrence and in the aggregate.

22.3 Terms of Insurance Policies. Notwithstanding IBM’s indemnification duties as outlined above, WSI shall be named as an additional insured under IBM’s Commercial General Liability and Commercial Automobile Liability policies for any claims and losses arising out of IBM’s performance of the Services. The insurers shall agree that IBM’s insurance is primary and any insurance maintained by WSI shall be excess and non-contributing to IBM’s insurance except for premise liability on WSI premises where IBM is not in control of the premise.

22.4 Certificate of Insurance. No later than the Start Date, IBM shall furnish a certificate from each insurance company evidencing that the above insurance policies are in force and are in compliance with the terms of this Article. Such certificates shall state the policy numbers, dates of expiration and limits of liability. Notice of material change to the policies required herein will be provided upon request.

22.5 Waiver of Subrogation. IBM agrees to waive subrogation against WSI for any injuries to IBM’s employees arising out of or in any way related to IBM’s performance of the Services or for damage or loss to IBM’s personal property. IBM shall require that all of its insurers providing the coverages required above waive subrogation in favor of WSI for any claims arising out of or in any way related to IBM’s performance of the Services or IBM’s property covered by IBM’s property insurance that is used in performance of the Services except where not allowable by country law and not for the insurance required under subsection (f) above.

22.6 IBM’s Own Risk. IBM acknowledges and agrees that WSI is not required to provide any insurance coverage, including but not limited to Workers’ Compensation, Commercial General Liability, Commercial Automobile, Commercial Excess/Umbrella Liability, Risk Replacement, Crime/Fidelity Bond, Professional liability and Pollution Liability and Cleanup on behalf of IBM. None of the requirements contained herein as to types, limits, and approval of insurance coverage to be maintained by IBM are intended to and shall not in any manner limit the liabilities and obligations assumed by IBM under the Agreement. IBM may utilize reasonable deductibles given its size and financial stability. IBM is responsible to pay any loss amount within its deductible, up to the maximum amount of the deductible.

ARTICLE 23. DISPUTE RESOLUTION

23.1 Informal Dispute Resolution. Prior to the initiation of formal dispute resolution procedures as to any dispute (except as provided in subsection (f)), the Parties shall first attempt to resolve each dispute informally, as follows:

(a) The Parties agree that the WSI Project Executive and the IBM Project Executive shall attempt in good faith to resolve all disputes (except as provided in subsection (f)). In the event the WSI Project Executive and the IBM Project Executive are unable to resolve a dispute in an amount of time that either Party deems reasonable under the circumstances (for payment disputes, not to exceed ten days), such Party may refer the dispute for resolution to the WSI Chief Information Officer and IBM Project Director, Retail Industry upon written notice to the other Party.

(b) The Parties agree that the WSI Chief Information Officer and the IBM Director, Retail Industry, shall attempt in good faith to resolve all disputes (except as provided in subsection (f)). In the event the WSI Chief Information Officer and the IBM Director, Retail Industry are unable to resolve a dispute in an amount of time that either Party deems reasonable under the circumstances (for payment disputes, not to exceed ten days), such Party may refer the dispute for resolution to the WSI Chief Operating Officer and IBM Vice-President, Retail Industry (the “Senior Corporate Executives”) below upon written notice to the other Party.

(c) Within five (5) business days of a notice under subsection (b) above referring a dispute for resolution by the Senior Corporate Executives, the WSI Project Executive and the IBM Project Executive will each prepare and provide to the Senior Corporate Executives, summaries of the relevant information and background of the dispute, along with any appropriate supporting documentation, for their review. The designated representatives will confer as often as they deem reasonably necessary in order to gather and furnish to the other all information with respect to the matter in issue which the Parties believe to be appropriate and germane in connection with its resolution. The representatives shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding. The specific format for the discussions will be left to the discretion of the designated representatives, but may include the preparation of agreed-upon statements of fact or written statements of position.

(d) During the course of negotiations under this Section, all reasonable requests made by one Party to another for information that is not privileged or confidential, reasonably related to the dispute, will be honored in order that each of the Parties may be fully advised of the other’s position.

(e) Formal proceedings for the resolution of a dispute may not be commenced until the earlier of (i) the Senior Corporate Executives under subsection (c) above concluding in good faith that amicable resolution through continued negotiation of the matter does not appear likely, or (ii) thirty (30) days after the notice under subsection (c) above referring the dispute to senior corporate executives.

(f) Notwithstanding anything to the contrary in this Agreement, nothing in this Article shall prevent either Party from instituting formal proceedings, and each Party is authorized to institute formal proceedings at any time (including before, during or after any of the informal proceedings) to: (i) avoid the expiration of any applicable limitations period, (ii) obtain equitable relief, (iii) preserve a superior position with respect to other creditors, or (iv) resolve a Party’s Intellectual Property Rights, or (v) obtain relief with respect to a Party’s breach or alleged breach of Article 10 or Article 11.

23.2 Non-Binding Mediation.

(a) Any dispute that cannot be resolved pursuant to Section 23.1(and not excluded by Section 23.1(f)) will be addressed by non-binding mediation by a mutually acceptable mediator to be chosen by WSI and IBM within forty-five (45) days after written notice by one of the Parties is delivered to the other Party demanding non-binding mediation. Neither Party may unreasonably withhold consent to the selection of a mediator, however, either Party may request a postponement of the non-binding mediation until each has completed specified but limited discovery with respect to such dispute. Each Party shall bear its own costs related to the preparation for, and participation in non-binding mediation, but WSI and IBM agree to share the costs of any non-binding mediation arising under this Agreement equally. The mediation shall occur in the San Francisco, California area.

(b) Any dispute which is not resolved through non-binding mediation pursuant to this Section within three (3) months of the date of the initial demand therefor may then be submitted to the courts for resolution. The use of non-binding mediation pursuant to this Section will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either Party.

23.3 Continued Performance. Each Party agrees that it shall, unless otherwise directed by the other Party, continue performing its obligations under this Agreement while any dispute is being resolved; provided that this provision shall not operate or be construed as extending the Term or prohibiting or delaying a Party’s exercise of any right it may have to terminate the Term as to all of any part of the Services.

ARTICLE 24. GENERAL

24.1 Governing Law. This Agreement and performance under it shall be governed by and construed in accordance with the applicable laws of the State of California without regard to it conflicts of law provisions. Except as prohibited by applicable law, IBM and WSI expressly waive any right to a trial by jury in any proceeding arising under this Agreement.

24.2 Binding Nature and Assignment. This Agreement will be binding on the Parties and their respective successors and permitted assigns. Neither Party may, or will have the power to, assign this Agreement without the prior written consent of the other, except in the following circumstances:

(a) Neither Party may assign this Agreement, in whole or in part, without the prior written consent of the other. Any attempt to do so is void. Neither Party will unreasonably withhold such consent.

(b) Notwithstanding subsection (a), the assignment of this Agreement, in whole or in part, to (i) an Affiliate of WSI, (ii) an entity acquiring Control of WSI, (iii) an entity into which WSI is merged, or (iv) an entity acquiring all or substantially all of WSI’s assets, does not require the consent of IBM.

(c) Notwithstanding subsection (a), the assignment of this Agreement, in whole or in part to (i) an Affiliate of IBM, provided that IBM remains liable for all obligations under this Agreement notwithstanding performance by such Affiliate; (ii) an entity acquiring Control of IBM, (iii) an entity into which IBM is merged, or (iv) an entity acquiring all or substantially all of IBM’s assets, does not require the consent of

WSI. IBM is also permitted to assign its rights to payments under this Agreement without obtaining WSI’s consent.

(d) Any attempted assignment that does not comply with the terms of this Section shall be null and void.

24.3 Entire Agreement; Amendment. This Agreement, including any Schedules, exhibits and attachments referred to herein and attached hereto, each of which is incorporated herein, constitutes the entire agreement between the Parties with respect to the subject matter hereof. There are no agreements, representations, warranties, promises, covenants, commitments or undertakings other than those expressly set forth herein. This Agreement supersedes all prior agreements (except for (i) the AECI and (ii) the Transaction Documents executed by the Parties prior to and relating to the Services), representations, warranties, promises, covenants, commitments or undertaking, whether written or oral, with respect to the subject matter contained in this Agreement. No amendment, modification, change, waiver, or discharge hereof shall be valid unless in writing and signed by an authorized representative of the Party against which such amendment, modification, change, waiver, or discharge is sought to be enforced.

24.4 Notices. Except as otherwise provided by this Agreement, all notices, requests, consents, approvals, agreements, authorizations, acknowledgments, waivers and other communications required or permitted under this Agreement shall be in writing, and shall be deemed given when sent by facsimile, confirmed by the recipient, to the facsimile number specified below or delivered by hand to the address specified below. A copy of any such notice shall also be sent by express air mail on the date such notice is transmitted by telecopy to the address specified below:

In the case of WSI:

Williams-Sonoma, Inc.

3250 Van Ness Avenue

San Francisco, CA 94109

Facsimile: [***]

Attention to: [***]

With a copy to: General Counsel

In the case of IBM:

IBM Corporation

415 Market Street

San Francisco, CA 94105

Facsimile: [***]

Attention to: [***]

With a copy to: Regional Counsel

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Either Party may change its address or telecopy number for notification purposes by giving the other Party ten (10) days’ notice of the new address or telecopy number and the date upon which it shall become effective.

24.5 Counterparts. This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties hereto.

24.6 Headings. The Article and Section headings and the table of contents used herein are for reference and convenience only and shall not be considered in the interpretation of this Agreement.

24.7 Relationship of Parties. IBM’s relationship with WSI is that of an independent contractor, and nothing in this Agreement will be construed to create a partnership, joint venture, or employer-employee relationship between IBM and WSI. IBM is not an agent of WSI and is not authorized to make any representation, contract or commitment on behalf of WSI, unless specifically requested or authorized to do so in writing by WSI.

24.8 Severability. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid or unenforceable by a court with jurisdiction over the Parties, such provision shall be deemed to be void. The remaining provisions of this Agreement and the application of the challenged provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each such provision shall be valid and enforceable to the full extent permitted by applicable laws.

24.9 Consents and Approval. Except where expressly provided as being in the sole discretion of a Party, where agreement, approval, acceptance, consent, confirmation, notice or similar action by either Party is required under this Agreement, such action shall not be unreasonably delayed or withheld. An approval or consent given by a Party under this Agreement shall not relieve the other Party from responsibility for complying with the requirements of this Agreement, nor shall it be construed as a waiver of any rights under this Agreement, except as and to the extent otherwise expressly provided in such approval or consent.

24.10 Waiver of Default; Cumulative Remedies. A delay or omission by either Party hereto to exercise any right or power under this Agreement shall not be construed to be a waiver thereof. A waiver by either of the Parties hereto of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. All waivers must be in writing and signed by the Party waiving its rights. Except as otherwise expressly provided herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.

24.11 Survival. Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement shall survive any termination or expiration of this Agreement and continue in full force and effect.

24.12 Publicity. Each Party agrees that, without the prior written consent of the other Party, neither Party shall: (i) use in advertising, publicity, or otherwise the name of the other Party or any trade name, trademark, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the other Party, or (ii) represent, directly or indirectly, that any product or any service provided by one Party has been approved or endorsed by the other Party. Notwithstanding the foregoing, the Parties may agree, upon mutual written consent, to issue a press release announcing this Agreement and any other matters the Parties deem desirable.

24.13 Export. The Parties acknowledge that certain Software and technical data to be provided hereunder and certain transactions hereunder may be subject to export controls under the laws and regulations of the United States and other jurisdictions. No Party shall export or re-export any such items or any direct product thereof or undertake any transaction in violation of any such laws or regulations.

24.14 Third Party Beneficiaries. This Agreement is entered into solely between, and may be enforced only by, WSI and IBM. Except to the extent expressly set forth in Articles 20 and 21, with respect to Affiliates this Agreement shall not be deemed to create any rights or causes of action in or on behalf of any third parties, including without limitation employees, vendors and customers of a Party, Agents, Affiliates, or WSI Service Recipients or to create any obligations of a Party to any such third parties.

24.15 Order of Precedence. In the event of a conflict, this Agreement shall take precedence over the Schedules and Exhibits attached hereto.

24.16 Non-Competition. Except as set forth herein, IBM shall retain the right to market and perform services similar to the Services to third parties. No term of this Agreement shall limit either Party from developing competing or noncompeting products either under internal development or under contract to or in partnership with other entities. Except as set forth in Section 10.2, or the AECI, neither Party may use the Confidential Information of the other Party in the development of such products.

24.17 Business Contact Information. WSI agrees that, solely to the extent necessary for the provision of Services pursuant to this Agreement, IBM may use and share, within IBM, its Affiliates and IBM Agents, on its behalf, data about WSI or its Affiliates that WSI may provide to IBM under this Agreement (for example, addresses, contact names and other information). WSI also agrees that, solely to the extent necessary for the provision of Services pursuant to this Agreement, such business contact data may be transferred to the foregoing entities in any applicable country whether or not a member of the European Economic Union. This provision is not intended to and does not waive or modify any rights or obligations the parties may have with respect to such data pursuant to the terms of the Agreement for the Exchange of Confidential Information between WSI and IBM including any obligations pertaining to disclosures to third parties.

24.18 Time for Bringing Cause of Action. Neither Party will bring a legal action arising out of or related to this Agreement more than three years after such party knew or should have known of the cause of action, but in no event later than the applicable statutory time period.

24.19 No Sale or Lease of Goods: No goods are sold or leased by IBM under this Agreement. If WSI desires to purchase or lease goods from IBM, such purchase or lease will be governed by a separate mutually acceptable written agreement between WSI and IBM or an IBM Affiliate.

IN WITNESS WHEREOF, each of WSI and IBM has caused this Agreement to be signed and delivered by its duly authorized representative.

WILLIAMS-SONOMA, INC.

By:	/s/ EDWARD A. MUELLER
Name:	Edward A. Mueller
Title:	Chief Executive Officer

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:	/s/ STEPHEN J. FENN
Name:	Stephen J. Fenn
Title:	Vice President, Retail Industry

September 30, 2004

Services Agreement

between

WSI and IBM

Schedule A

Services and Support Responsibilities

WSI/-IBM Confidential	Page 1 of 58

Part I: General Services		3
1.0	Introduction	3
2.0	Documentation	3
3.0	Governance Structure and Process	4
4.0	Systems Management (SMC) Controls	7
5.0	Other Services	8
6.0	Service Hours	9
Part II: IBM Pre-Transformation Services		10
1.0	Mid-Range Services Introduction	10
2.0	Data Network Services	22
3.0	Security	23
4.0	Groupware Services	26
5.0	Reports	27
Part III: Post-Transformation – On-Demand Data Center (ODCS) Services		28
1.0	Network	28
2.0	Components	28
3.0	ODCS Services and Support Responsibilities	29
4.0	Security	40
5.0	Storage Management	43
6.0	ODCS Change management	45
7.0	ODCS Reports	45
Part IV: Post-Transformation – IBM Managed Hosting Services		47
1.0	Solution Description	47
2.0	Managed Hosting Monitoring Software	47
3.0	Managed Hosting Services: IBM Responsibilities	48
4.0	Security Obligations	55
5.0	Reports	55
6.0	WSI Responsibilities	56

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Part I: General Services

1.0 Introduction

This Schedule describes the duties and responsibilities of IBM and the responsibilities of WSI related to IBM’s provision of the Services, including the respective roles and responsibilities pertaining to

a.	the Pre-Transformation environment, comprised of:

1.	IBM Managed Operations (MO) Services described in Part II; and

b.	the Post-Transformation environment, comprised of

1.	IBM On-Demand Data Center (ODCS) Services described in Part III, and

2.	IBM Managed Hosting Services described in Part IV.

c.	The Pre-Transformation environment means WSI’s current environment existing as of the Effective Date supported with IBM’s Managed Operations (MO) Services, and before the WSI environment(s) are migrated to IBM’s ODCS and e-Business Managed Hosting environment, respectively.

d.	Those Transition activities required to implement, respectively, the

1.	Pre-Transformation services (Transition Phase 1, as further described in the Transition Plan described in Schedule D, Part I); and

2.	Post-Transformation environments and services (Transition Phase 2, as further described in Schedule D, Parts II and III) are described in Schedule D (Transition).

e.	IBM will provide the Services in accordance with the descriptions contained in the Schedules and the Policy and Procedures Manual. WSI is responsible for supporting IBM’s provision of the Services in accordance with the descriptions contained in the Schedules and the Policy and Procedures Manual.

f.	All Services will be performed in the English language.

2.0 Documentation

a.	WSI and IBM agree that the Policy and Procedures Manual will incorporate appropriate implementation details and procedures for each phase of the Services. An outline of an IBM Policy and Procedures Manual is attached as Appendix A-1.

b.	With respect to the MO Services, until such time as WSI and IBM complete and approve the Policy and Procedures Manual, IBM will use the WSI procedures existing as of the Effective Date to the extent that the procedures and processes are applicable to the new operating environment.

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General

c.	During the Term, WSI and IBM may agree on different or additional Services and in such event will amend this Schedule and the Policy and Procedures Manual, in writing, according to this Agreement.

d.	WSI is responsible for providing documentation for operations procedures and processes relating to the supported software and systems.

3.0 Governance Structure and Process

3.1 Introduction

WSI and IBM agree that the effective implementation and administration of this Agreement will be facilitated by ongoing management involvement. This involvement will be enhanced by the governance structure and process set forth in this Section.

3.2 Intent

The intent of the governance structure and process is to enhance and facilitate:

a.	the effective implementation of this Agreement including the establishment of a strategy for communicating and planning for major organization changes (i.e., people, processes, functions) associated with this Agreement;

b.	the development of organizational relationships through formal tools and techniques to support WSI’s and IBM’s:

1.	IT goals and objectives; and

2.	business goals, plans and strategies;

c.	effective operating protocols and an expeditious process for the resolution of certain disputes; and

d.	periodic senior management review of and recommitment to the relationship.

3.3 Objectives

The objectives of the governance structure and process are to continually validate that:

a.	the results and benefits derived from this Agreement are consistent with WSI’s and IBM’s expectations and objectives;

b.	the goals, objectives, strategies, and plans of WSI and IBM are fully understood by the other;

c.	an effective relationship management process exists including a communication, decision making, and issue resolution process; and

d.	this Agreement continues to provide a living value proposition to WSI and IBM throughout the Term.

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3.4 Project Executives

IBM and WSI will each appoint an individual (the Project Executive) who has the authority to represent and bind IBM and WSI, respectively, in connection with all aspects of this Agreement. The IBM Project Executive shall be considered a Key Position as defined in article 7.0 of the Agreement.

3.5 Structure

WSI and IBM agree to jointly establish a governance structure to provide advice and counsel to the WSI and IBM Project Executives in general accordance with the structure set forth below. During Transition, IBM and WSI will adjust the titles and roles described in this section to map the structure described herein to WSI’s management structure.

a.	Management Board

1.	WSI and IBM will jointly create a board of management employees from (A) WSI and (B) IBM (the Management Board), who will focus on WSI’s and IBM’s long-term strategic plans as they relate to the Services (and other services being provided by IBM that may relate or affect WSI’s receipt of the Services) and ensure that such plans remain consistent with the goals, objectives, strategies and plans of WSI and IBM. Within 60 days after the Effective Date, WSI and IBM will identify the titles of the initial members of the Management Board and will agree upon a process for replacement or addition of the Management Board members.

2.	The Management Board will:

(a) convene as required, but at a minimum semiannually, to promote effective relationship management and validate progress towards joint strategic initiatives;

(b) conduct annual reviews of the operating and strategic plans prepared by the Project Executives;

(c) share global strategies (as WSI deems appropriate), and jointly develop new or adjust the existing WSI and IBM information technology strategy;

(d) consider and recommend amendments to the Agreement necessary to maintain alignment of WSI’s and IBM’s expectations and shared goals;

(e) upon WSI’s or IBM’s request, assist in resolving any disputes or significant issues arising from the interpretation or implementation of this Agreement; and

(f) review the overall operational performance of this Agreement as well as issues effecting joint mutual action.

b.	Advisory Council

1.	WSI and IBM will jointly create a council consisting of information technology managers and representatives from

(a) WSI and information technology managers and appropriate WSI subcontractors and vendors, and

(b) representatives from IBM and appropriate IBM subcontractors and vendors ((a) and (b) collectively, the Advisory Council)

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2.	Within 60 days after the Effective Date, WSI and IBM will identify the titles of the initial members of the Advisory Council and will agree upon a process for replacement of the Advisory Council members.

3.	The Advisory Council will:

(a) conduct (commencing within 30 days after the Advisory Council is created) monthly reviews of operational performance, progress towards project objectives, and organizational linkages required for efficient, interdependent performance where required, and convene quarterly to develop, prioritize and approve tactical plans;

(b) review the operating and strategic plans prepared by the Project Executives prior to presenting such plans to the Management Board for review;

(c) provide advice on workload forecasting and demand management;

(d) provide advice on technology direction and input to the Management Board;

(e) provide sufficient interface to WSI’s line of business and the IBM organization; and

(f) sponsor appropriate working groups as deemed necessary to address operational or technical issues, and to enhance WSI’s and IBM’s relationship.

c.	Operations Team:

1.	WSI and IBM will jointly create an operations team, which will consist of management personnel and IS managers and representatives.

2.	The operations team will conduct a weekly operations meeting, and other regular meetings (including a daily meeting) as reasonably required by WSI, to discuss daily performance and planned or anticipated activities and changes.

3.6 Project Change Request (PCR) Process

Changes that represent an amendment to the Services must be in a writing signed by authorized representatives of both parties, according to the process set forth below (the PCR Process). IBM and WSI will collaboratively conduct the following PCR process, and select a tool or set of tools to manage the process, as follows:

1. Requests for changes and responses will be made only by Project Executives. Prior to submitting requests, the Project Executives will discuss the proposed change and determine if the PCR Process is appropriate or whether the change can be handled in a more expeditious manner.

2. Requests will be made in writing, using an agreed to format, to the appropriate Project Executive.

3. The response to the change request will be made in writing, using an agreed to format, within five (5) business days of agreed definition of WSI requirements where resource pricing is based on existing pricing metrics, otherwise 10 business days.

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4. In the event of a request from WSI, IBM’s response will delineate how the change affects Services, timeline, and/or fees. If IBM proposes an increase in fees, supporting detail for the proposed increase will be provided that demonstrates how IBM’s cost of providing the Service is impacted by the request.

5. If development of a response requires significant investigation that results in incremental costs to the investigating party, the parties may meet and determine an appropriate charge for the investigation.

6. A mutually signed request will be required to implement a Change.

7. In the event agreement on the change request cannot be reached, either party may choose to follow the Dispute Resolution Process.

8. Additionally, WSI and IBM agree that:

(a) A mutually signed PCR will be deemed an amendment to this Agreement;

(b) Day-to-day change management that does not constitute an amendment to the Services will be addressed via the Change Management Process defined in section 4.0(d); and

(c) Any modification of the Services requested by WSI as a result of laws applicable to WSI will be considered a PCR covered by this Section.

3.7 Reports

a.	During Phase One Transition, IBM will continue to provide WSI with the same periodic reports pertaining to the Services that WSI provided prior to the Effective Date, and IBM will provide WSI with drafts of the form for the periodic reports IBM will provide WSI during the Term.

1.	Upon completion of Phase One Transition, IBM will begin providing WSI with the periodic reports described in Parts II, III, and IV, respectively.

4.0 Systems Management (SMC) Controls

IBM will provide to WSI, and IBM and WSI will mutually agree on and use, the procedures for the standard set of disciplines for managing information systems included within the Services. The SMC procedures, in some combination, apply to all the Services provided, and they will be implemented, as described in this Schedule, to each Service being provided. IBM’s SMC responsibilities will consist of the following processes.

a.	Availability management is the process for coordinating the appropriate skills, information, tools and procedures required to manage the availability of interactive networks and their supporting hardware and software components.

b.

Batch management is the process for controlling production batch work including the scheduling of resources, the processing of data and transactions and the distribution of data output/information between end users. WSI instructions on what, when and how to

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schedule and recover will be provided to IBM and included in the Policy and Procedures Manual. IBM will perform and control setup and scheduling in accordance with the Policy and Procedures Manual.

c.	Capacity management is the process for the development and maintenance of tactical and strategic plans to verify that the operating environments accommodate WSI’s growing or changing business requirements.

d.	The Change Management Process is the process for the planning, testing, coordinating, implementing and monitoring of changes affecting service delivery and the operating environments without adversely impacting service delivery.

e.	Configuration management is the process for processing hardware and software configuration changes and maintaining lists and diagrams of system configurations. IBM will provide revised configurations for those components for which IBM has responsibility to WSI, upon WSI’s reasonable request.

f.	Inventory management is the process for maintaining a record of the IBM and WSI equipment (including incoming and outgoing) for those environments for which IBM is providing Services. This activity includes tracking by machine location, maintaining available configuration data and providing necessary information to permit maintenance vendor coordination.

g.	Performance management is the process for monitoring, measuring, analyzing and reporting systems performance as compared to the Service Levels. Where warranted, IBM may request WSI to make changes to the hardware and software to enable system performance improvement.

h.	The Problem Management Process is the process for identifying, recording, tracking, and correcting issues impacting service delivery, recognizing recurring problems, addressing procedural issues and containing or minimizing the impact of problems that occur.

i.	Recovery management is the process for planning, establishing and testing the recovery procedures required to re-establish the functionality of systems included in the Services in the event of a system failure. The intent of this process is to anticipate and minimize the impact of systems resource failure through the development of predefined, documented procedures and software/hardware recovery capabilities. WSI and IBM will agree on the procedures for recovery. The Policy and Procedures Manual will contain such procedures.

j.	IBM will perform the functions requested by WSI to support WSI’s activities to comply with Sarbanes-Oxley obligations, such as quarterly testing, maintenance, and validation of WSI’s standard operating procedures. In the event that such functions represent tasks, duties, functions not otherwise included in the Services, IBM will perform such functions pursuant to a PCR.

5.0 Other Services

a.	Supplies Specifications

IBM will provide WSI with the technical and quality specifications for the supplies, if any, required by IBM to perform the Services. For the Services performed at WSI locations, WSI is responsible for providing all printed forms, printer paper, toner cartridges, print ribbons, and all End User supplies and consumables.

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b.	Technology

IBM will assist WSI in the review of vendor proposals affecting IBM’s provision of the Services to facilitate existing and future systems compatibility with changing industry standards. IBM will consult with WSI regarding new data network and data processing systems, as appropriate.

c.	Vendor Liaison and Product Assessment

IBM will maintain contact with vendors providing data processing and telecommunications services or products related to IBM’s provision of the Services to keep abreast and apprise WSI of the latest technological product developments.

d.	Service Review Meetings

IBM will participate in service review meetings with vendors and service providers under contract with WSI and who interact with IBM relative to the Services, as WSI reasonably requests.

6.0 Service Hours

IBM will provide each of the Services during the Service Hours specified in the following chart.

SERVICE	SERVICE HOURS	NOTES
Pre-Transformation	5x12 coverage, except for servers designated as 7x24 coverage: 5x12 coverage means 6 a.m. – 6 p.m. Pacific Time, Monday-Friday Server coverage designation is set forth in Schedule G, Appendix G-6	IBM will provide coverage outside the Service Hours as described in Part II, section 1.1, “Exception Process”

ODCS	7x24, except as follows: for Sev-3 and Sev-4 support for Groupware, Database Support, Middleware and Application Support, support is 6 a.m. – 6 p.m. Pacific Time, Monday-Friday

Managed Hosting	7x24, except as follows: for Sev-3 and Sev-4 support for Groupware, Database Support, Middleware and Application Support, support is 6 a.m. – 6 p.m. Pacific Time, Monday-Friday

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Part II: IBM Pre-Transformation Services

1.0 Mid-Range Services Introduction

a.	IBM will provide the following Managed Operations Midrange Services to WSI (the MO Midrange Services). This responsibility will include establishing and maintaining a properly trained and adequately staffed data center staff, including necessary management and support staff.

b.	IBM will manage and support, as further described herein, the following midrange systems, including storage environment: UNIX, AS400, and Intel, for the supported servers listed in Schedule G, Part I, sections 2, 3, and 4.

c.	IBM will provide midrange Services during the Service Hours, except for the regularly scheduled maintenance periods set forth in the Policy and Procedures Manual. Service Hour coverage (designated for each server as either “5 x 12” or “7 x 24” coverage) for each applicable server is set forth in Schedule G. For problems occurring outside the Service Hours, IBM will log problems and problems will be serviced upon resumption of the Service Hours and prioritized according to Severity Level.

d.	IBM will develop regular scheduled maintenance windows, in consultation with WSI to conform to WSI business processes.

1.1 Problem Management Services

a.	IBM will:

1.	Monitor (utilizing WSI’s automated monitoring tools existing as of the Effective Date) and log issues related to system alerts, and respond according to the Service Hours;

2.	provide Level-2 technical support, and receive calls for support from:

(a) during the WSI help desk support hours, the WSI’s Level-1 Help Desk and

(b) after WSI help desk support hours, one identified WSI User from each WSI call center/WSI warehouse;

3.	assign/validate a severity code to the problem:

(a) Severity 1 - critical impact. Critical system, network or key application outage with critical impact on service delivery. Examples include total loss of production service to entire customer set, impact to one or more Service Level commitments, or WSI delivery schedule impact. Severity 1 problem support is available 24 x 7 for those systems designated as 24x7 coverage, otherwise during the Service Hours.

(i)	Exception Process: Severity 1 / Severity 2 Coverage for “5x12” designated servers:

Upon WSI request (process to be documented in the Policy and Procedures Manual during Transition), IBM will provide off-hour coverage for a “5x12” coverage server, such service provided at the overtime rate of 150% times the applicable Hourly Rate in Schedule C, Table C-4.

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(b) Severity 2 - major impact. Key component, application, critical end user functions, or network is down, degraded, or unusable with potential critical impact on service delivery. Examples include service performance degradation, where service delivery is impacted or partial customer set affected. Severity 2 problem support is available 24 x 7 for those systems designated as 24 x 7 coverage, otherwise during the Service Hours;

(c) Severity 3 - minor impact. A component, minor application or procedures is down, unusable, or difficult to use causing some operational impact, but no immediate impact on service delivery. Examples include service outage but alternative workaround available, problems that degrade service but do not prevent delivery of service, potential exposure to ability to deliver service, or scattered WSI users are affected. Severity 3 problem support is available during the Service Hours; and

(d) Severity 4 - no impact. Service component or procedure that is not critical to the WSI is unusable where an alternative workaround is available and deferred resolution is acceptable. Examples include no impact to service delivery, no production services are affected, or individual customers are affected. Severity 4 problem support is available during the Service Hours;

4.	utilize the developed Problem Management Process and Change Management Process, including any updates, as applicable;

5.	escalate problems related to the Services in accordance with the established problem escalation procedures;

6.	implement Services recovery processes;

b.	WSI Responsibilities:

1.	provide support for problems not related to the Services;

2.	serve as the initial point of contact for questions and problems (via telephone, e-mail, etc.) from WSI’s end users;

3.	provide WSI help desk personnel with adequate functional knowledge to interface with IBM to resolve problems;

4.	communicate problems and questions related to the Services, and service requests to IBM in accordance with the agreed processes and procedures;

5.	track WSI’s resolution of problems determined to be caused by WSI that may impact IBM’s provision of the Services, and notify IBM of the resolution, as appropriate;

6.	assist IBM in the investigation of the likely causes of problems impacting IBM’s provision of the Services, to the extent such investigation involves WSI’s responsibilities; and

7.	ensure WSI personnel are available as appropriate to assist with problem determination and resolution.

1.2 Systems Management Control (SMC) Operations

Operation services provide for the management of the midrange environment (including the storage environment) using the appropriate SMC disciplines (for example, performance management, problem management, change management).

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a.	Availability management:

1.	IBM will:

(a) assist WSI in defining WSI’s availability requirements;

(b) develop an availability plan;

(c) track, analyze and report on availability;

(d) provide any applicable hardware maintenance in accordance with the equipment manufacturer’s specifications;

(e) recommend availability improvements.

2.	WSI responsibilities:

(a) provide access to appropriate WSI personnel to interface with IBM personnel, as required, to isolate or resolve network, operational or software problems affecting IBM’s ability to provide the Services.

b.	Batch Management Services:

1.	For WSI’s UNIX, AS-400 and Intel systems, IBM will maintain production schedules and cooperate with WSI in responding to special processing requests and new processing requirements.

2.	IBM will:

(a) schedule, control and monitor the running of production jobs and maintain turnover logs in the data center using scheduling and quality control procedures as specified in the Policy and Procedures Manual;

(b) prioritize and schedule batch jobs subject to WSI’s schedule parameters including automated scheduling features in WSI’s applications software and WSI’s specific directions;

(c) obtain WSI approval for and distribute major production control schedules before implementation, as specified in the Policy and Procedures Manual;

(d) update the scheduler database, as required, to reflect changes to the production environment;

(e) monitor scheduler related incidents, and develop and recommend refinements and revisions to the scheduler database;

(f) For special requests, IBM will:

(i) coordinate and modify schedules for special requests (subject to applicable Service Levels attainment relief),

(ii) notify WSI if special requirements will affect the timely completion of other tasks; and

(iii) to the extent reasonably possible, process all special request activities within the requested time frames and in the sequence WSI defines.

3.	WSI responsibilities:

(a) review and approve the schedule for batch job submission;

(b) provide requirements for job ABEND restart instructions;

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(c) provide change requirements to the batch schedule in accordance with the change management process contained in the Policy and Procedures Manual; and

(d) assist in scheduling and coordinating test time.

c.	Batch Processing Operations:

1.	IBM will make available, monitor and process on-line and batch applications as applicable for each platform, including scheduled, unscheduled and on-request services. Batch applications apply to UNIX, AS-400, and Intel systems.

2.	IBM will:

(a) support the production environment;

(b) provide computer room operations support and perform console monitoring activities;

(c) operate and provide application availability to present and future WSI applications software to support the operating schedules of WSI in accordance with the Service Levels;

(d) with the approval of the WSI Project Executive, schedule systems maintenance so as to minimize interference with WSI’s business operations; and

(e) monitor job submissions to verify that these jobs are successfully completed.

3.	WSI will be responsible for selecting, or defining the batch processing requirements for all applications software. IBM agrees to operate the batch processing for the applications software.

d.	Capacity planning:

1.	IBM will:

(a) monitor and document WSI’s current workloads and provide the information to WSI for WSI’s use in determining WSI short-term capacity requirements. IBM will, during Pre-Transformation, use the WSI capacity planning procedures to report, forecast and plan capacity as reflected in the Policy and Procedures Manual.

2.	WSI responsibilties:

(a) project future trends and capacity requirements for new projects and provide such information to IBM as it pertains to the Services.

e.	Change management:

1.	IBM will:

(a) with WSI, develop procedures for handling all planned and emergency changes affecting the midrange environment including review, approval, communication and proper documentation;

(b) communicate changes made by IBM affecting the midrange environment in accordance with the change management procedures contained in the Policy and Procedures Manual;

(c) record and track approved change requests;

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(d) schedule or manage testing and implementation of approved changes, including communication to and coordination with affected WSI business units;

(e) evaluate planned changes to the midrange environment and advise WSI of any requirements to support such changes;

(f) provide automation scripts, where possible, for tasks associated with a change;

(g) receive and handle notification of related change activity;

(h) track change history of managed resources; and

(i) provide standard change management reports.

2.	WSI responsibilities:

(a) assist IBM in developing procedures for handling all planned and emergency changes affecting the midrange environment including review, approval, communication and proper documentation; and

(b) notify IBM of any planned or emergency changes to WSI’s midrange environment affecting IBM’s provision of the Services.

f.	Configuration management:

1.	IBM will:

(a) document as required, and inherit and maintain documentation as available, for the following:

(i) operating systems configuration;

(ii) network operating systems configuration at IBM Service Locations;

(iii) backup and restore processes; and

(iv) hardware configuration reports.

2.	WSI responsibilities:

(a) provide IBM with available documentation existing as of the Effective Date and future requirements for the following:

(i) operating systems configuration;

(ii) network operating systems configuration;

(iii) backup and restore processes; and

(iv) hardware configuration reports.

g.	Performance management:

1.	IBM will:

(a) monitor midrange performance using WSI’s measurements and indicators existing as of the Effective Date;

(b) take appropriate resolution action (for example, tuning) when midrange performance is impacted;

(c) with WSI, establish a schedule for performing midrange maintenance (for example, virus detection, backup, DASD cleanup, and testing) and modifications and enhancements, in accordance with WSI backup and maintenance windows existing as of the Effective Date, or as otherwise mutually agreed;

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(d) advise WSI of any required system configurations and/or modifications necessary to enable IBM to meet the Service Levels; and

(e) provide standard performance reports.

2.	WSI responsibilities:

(a) assist IBM in establishing schedules for performing midrange maintenance (for example, virus detection, backup, DASD cleanup and testing) and modifications and enhancements.

h.	Problem Management:

1.	IBM will, as part of IBM’s performance of problem management procedures generally set forth in Section 1.1:

(a) perform problem management tasks including real-time midrange monitoring, problem identification, reporting, logging, tracking, resolution, communication and escalation for problems using the WSI tools existing or planned as of the Effective Date (e.g. Remedy) until implementation of the IBM tools;

(b) with WSI’s assistance establish backup and recovery processes and procedures for critical functions, including:

(i) utilize WSI’s alert and paging processes and procedures and incorporate, as necessary, additional IBM processes, and

(ii) maintain the WSI plan for recovery of data due to unplanned operational types of failures such as equipment malfunction, temporary power disturbances and abnormal termination;

2.	WSI responsibilities:

(a) assign (in compliance with Severity definitions in Section 1.1) a priority/Severity level for each problem;

(b) assist IBM in establishing backup and recovery processes and procedures for critical functions,

(c) provide to IBM a list of the WSI personnel for purposes of assisting with problem resolution and escalation, if required, including any updates as they occur; and

(d) make appropriate WSI personnel are available to interface with IBM to resolve complex problems affecting IBM’s provision of the Services.

1.3 Operating Systems Technical Support

a.	IBM will manage the operating systems technical environment of the WSI servers listed in Schedule G, Appendix G-6. Included in such responsibilities, IBM will:

1.	perform all technical system support operations, including DASD management, maintain existing scripts and write minor modifications (as determined by IBM to support the WSI environment existing as of the Effective Date according to the Service Levels. Additional WSI scripting requests to be addressed via the PCR process, minor request, e.g., copying a group of files, will be performed at no charge), capacity planning, and configuration and performance tuning for the operating system software;

2.	perform problem troubleshooting and diagnose problems;

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3.	coordinate and work with WSI and 3rd party application teams to identify and resolve problems that affect multiple components of an operating environment;

4.	apply (e.g., for security patches) preventive maintenance and program temporary fixes and patches (provided to IBM for no additional charge by the applicable vendor) in a timely manner to correct operating system defects;

5.	apply releases, upgrades, replacements;

6.	provide systems administrative support, including administrative ID and root ID administration, and installation, configuration and management of changes that require root or administrator level access, for example, installation of third party software patches, and

7.	support the operating systems and subsystems, compilers, programming languages, products and operational tools.

1.4 File Services

IBM will manage files on the servers.

a.	IBM will:

1.	keep files under IBM’s control, current and available during scheduled access times;

2.	initiate and complete required file transfers, including monitoring error logs and resolving errors (for example, handling line transmission errors) for all processed files, according to the procedures specified in the Policy and Procedures Manual;

3.	verify, using tools and procedures specified in the Policy and Procedures Manual, the receipt of incoming files and the processing and transmission of outgoing files;

4.	document, maintain and, as appropriate, update and execute mutually approved file backup and recovery procedures;

5.	provide a recovery procedure for restoring the data image to a previous level within a mutually agreed time frame; and

6.	conduct regularly scheduled backup and recovery procedures as specified in the Policy and Procedures Manual and monitor successful completion of the backups, and take corrective action, as required.

b.	WSI responsibilities:

1.	define requirements for job recovery management; and

2.	define requirements for file backup and recovery procedures.

1.5 Tape Management Services

IBM	will provide tape management services.

a.	IBM will:

1.	retain tapes for a mutually agreed retention period;

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2.	rotate tapes, as required, for off-site storage;

3.	log and track physical tapes that are checked in and out of the data center by WSI or a third party in accordance with the procedures specified in the Policy and Procedures Manual;

4.	prepare tapes for hand-off to WSI’s off-site storage vendor (WSI retains responsibility for 3rd party storage facility charges);

5.	notify the IBM or third party tape storage provider when it is time to scratch or return a tape in accordance with the procedures specified in the Policy and Procedures Manual;

6.	complete tape mounts in accordance with production processing requirements;

7.	provide tape specifications to WSI;

8.	maintain adequate supplies for the tape environment;

9.	provide a sufficient scratch tape pool to service required processing needs;

10.	notify WSI when additional tapes and other supplies are required;

11.	retrieve archived tapes and restore required files and data sets within mutually agreed time frames;

12.	upon WSI’s reasonable request, allow WSI to review tape management operations, including mailing and receipt control; and

13.	report tape utilization to WSI in a timely manner to facilitate re-ordering of tapes.

b.	WSI responsibilities:

1.	define requirements for off-site tape storage and archiving;

2.	be financially responsible for the required off-site tape storage facilities and storage services;

3.	validate tapes as part of handover to IBM;

4.	provide tapes as IBM requests that meet the IBM-provided tape specifications; and

5.	be responsible for the costs associated with the transportation of tapes between the data center and an off-site storage facility.

1.6 Database Management Services

a.	IBM will perform physical database support for the database environments set forth in Schedule G, Part I, section 5.0, as set forth below. WSI is responsible for the performance of logical DBA functions. Databases will be categorized as follows

b.	A Type 1 Database means (i) a production database or (ii) a non-production databases for which WSI requires IBM to perform the support functions described below. For Type 1 Databases IBM will:

(a) Provide database software support as specified herein for Severity 1 and Severity 2 service issues on a 24 x 7 basis. IBM will provide database software support for Severity 3 and Severity 4 service issues during the Service Hours.

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(b) control and manage database software administration IDs and object owner IDs;

(c) use reasonable efforts to monitor the availability of database software (up/down status) 24 x 7 and post exceptions to a web site accessible through IBM’s e-business Hosting Connection password protected web portal;

(d) use reasonable effort to monitor database replication processes and procedures;

(e) provide system level database replication and database software troubleshooting and problem determination;

(f) apply fixes, PTFs and patches;

(g) install minor release upgrades to installed database replication software and database software using the standard change control procedures (a minor release upgrade is any change by the software manufacturer to the release number to the right of the point, e.g.: X.y);

(h) implement database configuration changes required by WSI;

(i) provide pruning, rotation and/or archiving of application and database log files; and

(j) perform performance tuning of database software WSI Components based on documented tuning parameters, procedures, and performance metrics provided by WSI.

(k) Create database objects;

(l) Manage database space and participate in planning for changes in the size of databases due to business growth or reduction and applications development projects, and review WSI’s plans on a regular basis;

(m) provide physical database support for the WSI database environments

(n) in cooperation with WSI, monitor and report database performance and database space utilization and identify and recommend practical modifications for improved performance;

(o) maintain mutually agreed database backup procedures, provided by WSI, to recover from a database outage or corrupted database within time frames specified in the Policy and Procedures Manual;

(p) maintain physical database definitions and make such definitions available to WSI upon request;

(q) assist in problem determination and resolution of issues, including escalation to the software vendor.

c.	Type 2 Databases are non-production databases where physical task responsibilities are automated for promotion of versions. For Type 2 Databases, IBM will perform all of the Type 1 Database tasks listed above, with the exception of reduced scope for the following:

1.	perform minor troubleshooting activities only, e.g., providing troubleshooting assistance to WSI troubleshooting activities

2.	the following physical task assumptions apply:

(a) application of database patch sets are assumed to occur as follows: average of 1 patch per database per 2-month period

(b) execution of DDL (Data Definition Language) to create database objects is assumed to be occur as follows: average of 3 executions per database per week

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(c) actions to manage database space are assumed to occur as follows: average of 2 times per database per week

d.	Type 1 and 2 Databases: WSI responsibilities:

1.	define database backup and recovery requirements;

2.	provide requirements for changes and upgrades to the databases;

3.	define and approve database security requirements; and

4.	be responsible for logical database administration and data modeling and cooperate with IBM during physical database design and review.

5.	provide troubleshooting, problem determination, and problem resolution for applications and provide application-level assistance to IBM for database software problem determination;

6.	perform database capacity and performance tuning

7.	plan and implement database data loads/exports/imports strategy

1.7 Middleware Support Services

a.	IBM will provide support for the middleware, as set forth in Schedule G, Part I, Section 6, as follows:

1.	provide monitoring of the software using WSI monitoring tools existing as of the Effective Date;

2.	perform, with WSI assistance, software and infrastructure troubleshooting and problem detection;

3.	implement software configuration changes/updates;

4.	administer changes to application thresholds and processes being monitored;

5.	perform any log file rotation, pruning, and archiving;

6.	provide software support 24 x 7 for those systems designated as 24 x 7 coverage, otherwise during the Service Hours;

7.	install minor upgrades, as follows:

(a) install vendor-provided fixes and/or patches;

(b) install vendor-provided releases and upgrades where installation can be fully executed by a list of commands and does not include (i) reconfiguration or (ii) data migration;

8.	perform the following pursuant to a PCR:

(a) install releases or upgrades where such installations will include reconfiguration or data migration;

(b) problem resolution for failures of vendor provided fixes and patches;

and

9.	provide problem solution documentation.

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10.	assist WSI with load testing and software performance tuning activities.

b.	WSI Responsibilities:

1.	provide documentation on suggested performance-related parameter/configuration settings;

2.	provide a single point of contact for all application software related issues;

3.	retain ownership and management of application software end user ID administration, including password resets;

4.	procure and keep current service contracts with the software manufacturer for maintenance and support including upgrades and updates/fixes. IBM will be named as a primary technical contact in the service agreement(s) for software supported by IBM;

5.	provide the appropriate support information for WSI contact and software manufacturer support contact (e.g., IDs, contact names, telephone numbers, license numbers);

6.	establish single point of contact with software manufacturer.

1.8 Application Software Support

a.	General: IBM will provide ongoing support for only the supported applications software (the “Supported Software”) identified in Schedule G, Appendix G-2. IBM will:

1.	monitor the availability of Supported Software (up/down status) in accordance with the Service Hours and post exceptions to a web site accessible through IBM’s e-business Hosting Connection password-protected web portal;

2.	provide troubleshooting and problem determination, and problem resolution and documentation;

3.	apply fixes, PTFs and patches provided by WSI or the vendor to correct problems, as necessary, within the framework of the change control procedures;

4.	install minor release upgrades using the standard change control procedures (a minor release upgrade is any change by the software manufacturer to the release number to the right of the point, e.g.: X.y);

5.	implement configuration changes required by WSI;

6.	Administer changes to application thresholds and processes being monitored;

7.	Monitor alerts; and

8.	provide pruning, rotation and/or archiving of log files.

b.	WSI responsibilities:

1.	porting WSI application data and Content.

1.9 Application Monitoring Services

a.	IBM will provide application monitoring for the monitors listed in Appendix G-3, using the processes in use by WSI as of the Effective Date.

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b.	IBM will:

1.	perform 24x7 monitoring of selected application thresholds and/or processes;

2.	administer and support monitoring tools and infrastructure;

3.	notify WSI by agreed process when selected thresholds are exceeded or selected process exceptions are detected;

4.	perform problem analysis and resolution as follows:

(a) provide 1st level assessment;

(b) provide 2nd level support, if required, for infrastructure problems and for the applications as set forth in Schedule G, Appendix G-2;

5.	create log records when selected thresholds are exceeded or selected process exceptions are detected;

6.	administer changes to application thresholds and/or processes being monitored;

7.	apply maintenance to monitoring tools;

8.	perform configuration management of monitoring console;

c.	WSI Responsibilities:

1.	provide/ be financially responsible for (including licensing) any required monitoring agents for WSI applications;

2.	designate and request changes to application thresholds and/or processes;

3.	perform 2nd level problem analysis and resolution for WSI applications not otherwise listed in section 1.7;

4.	assist IBM in the investigation of problems to the extent such investigation involves WSI responsibilities.

1.10	Storage Management Services

IBM will manage the WSI Storage Area Network (SAN) and the Network Attached Storage (NAS) existing as of the Effective Date, as described in Schedule G, Part I, section 4.0.

a.	IBM will:

1.	manage the current setup of intelligent external storage devices in a Storage Area Network (“SAN”);

2.	manage Filesystems:

(a) Modifying file system sizes;

(b) Verifying mount point availability;

(c) Repairing defective file systems; and

(d) Modifying Filesystem permissions.

3.	verify availability and sufficient capacity of file systems during Service Hours;

4.	report disk space utilization;

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5.	manage server file migration to new disk or new disk configuration as required;

6.	provide support for Hierarchical Storage Management product(s);

7.	provide support for Storage Archive service(s);

8.	manage intelligent external storage devices in the Storage Area Network; and

9.	manage fiber channel switches and fiber channel directors in a Storage Area Network.

10.	provide tape management functions for tape library operations WSI’s established storage management procedures;

11.	maintain and provide the storage management procedures to WSI, including any updates,

12.	mount / dismount tapes as required for DASD backup;

13.	support scratch tape maintenance;

14.	reply to storage management console messages, as appropriate;

15.	rotate WSI tapes, as required, for off-site storage;

16.	monitor and manage tape pool resources and have adequate media available to meet peak load, planned growth and anticipated tape volume fluctuations;

17.	prepare weekly backups to designated off-site tape storage facility, as per WSI requirement and retrieve as required to perform the Services;

b.	WSI Responsibilities:

1.	provide transportation of WSI tapes to / from the off-site storage facility (non-disaster recovery site, if applicable).

2.	maintain adequate tape supplies for sufficient scratch tape pool to service required processing.

2.0 Data Network Services

2.1 Connectivity Service

a.	IBM will be responsible for the Data Network Services providing connectivity between IBM data centers and WSI’s MPLS network, as further described in Appendix G-4 (Network Diagram), and as follows:

1.	WSI is responsible to provide MPLS connectivity to the local exchange carriers (identified by IBM) in Boulder CO and Southbury CT.

2.	IBM is responsible for ‘last mile’ connectivity (as may be required) from the above referenced local exchange carriers to the IBM Service Locations in Boulder CO and Southbury CT. Such connectivity will connect to a WSI-provided router in the Boulder CO and Southbury CT IBM Service Locations, respectively.

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3.	WSI is responsible for the management of the above-referenced WSI routers out to the MPLS network.

4.	IBM will manage the premise LAN connectivity in each respective data center to the WSI routers.

b.	Connectivity will be based on TCP/IP protocols for the Data Network. Support for other communications protocols will be provided by means of encapsulating in the Data Network. Communications protocols that do not lend themselves to this encapsulation will be handled on a case-by-case basis. IBM will support through this service WSI’s current TCP/IP addressing standards.

2.2 Regulatory Changes

IBM will perform data network modifications as required to maintain compliance with IBM Regulatory Requirements and WSI Regulatory Requirements applicable to the data network.

2.3 Data Network

a.	IBM will:

1.	manage and maintain all firewalls and gateway devices that connect the IBM Data Network to the WSI Data Network;

b.	WSI responsibilities:

1.	appoint a WSI focal point to work with IBM to resolve data network operational problems, order data network services and products, and authorize others to do so.

3.0 Security

3.1 Security Management

a.	IBM will:

1.	provide an IBM focal point with responsibility for day-to-day security management;

2.	during the Transition Phase 1 Period, with WSI’s assistance, IBM will integrate WSI’s security policies existing as of the Effective Date with IBM’s GSD-331 Security Guidelines;

3.	in conjunction with WSI, review security policies and procedures for effectiveness and recommend improvements;

4.	review changes made or requested by WSI to its security policies and standards and advise WSI whether or not such changes:

(a) can be implemented, and

(b) if implemented, will be considered a New Service; and

5.	maintain and update the information security policies as IBM deems necessary.

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b.	WSI responsibilities:

1.	provide a WSI focal point with responsibility for day-to-day security management;

2.	during the Transition Phase 1 Period, perform a review of each Hired Employee’s system access authorizations to confirm the need for the same access requirements following the Effective Date and advise IBM of any required changes;

3.	during the Transition Phase 1 Period, assist IBM in developing the information security policies;

4.	provide IBM with WSI’s security audit history (both internal and external) and security policies, standards and practices in effect as of the Effective Date and any updates as they occur;

5.	communicate the security procedures to end users; and

6.	notify IBM of changes WSI plans to make to its security policies and standards before implementation.

3.2 Physical Security

a.	IBM will:

1.	during the Transition Phase 1 Period, with WSI’s assistance, perform a baseline inventory of removable storage media (for example, tapes, disks) for which IBM has security responsibility;

2.	provide physical security controls at IBM facilities;

3.	restrict access to data processing areas at IBM locations to authorized personnel only;

4.	protect LAN servers and infrastructure devices on IBM’s premises from unauthorized access;

5.	provide secure storage for removable storage media under IBM’s control; and

6.	implement controls for and provide effective elimination of residual information on removable storage media before disposal or reuse outside of WSI.

b.	WSI responsibilities:

1.	during the Transition Phase 1 Period, assist IBM in performing a baseline inventory of removable storage media for which IBM has security responsibility;

2.	provide physical security controls at the WSI Facilities;

3.	restrict access to data processing areas at WSI Facilities to authorized personnel only; and

4.	protect LAN servers and infrastructure devices at the WSI Facilities from unauthorized access.

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3.3 Logical Access Control

a.	IBM will:

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

b.	[***]

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

3.4 SB-1386, Visa/MasterCard CISP Compliance

a.	IBM will assist WSI to maintain existing WSI compliance level (as of the Effective Date) with SB-1386 VISA/MasterCard CISP requirements as such requirements relate to the Services, as follows:

1.	Major Enhancements (e.g., implementing new security software, implementation of additional security policies) will be performed pursuant to the PCR process;

2.	Minor enhancements (e.g., re-configuring existing security software) will be performed on an as-available effort to the extent that IBM can provide the service using existing staff without affecting Service Levels.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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4.0 Groupware Services

a.	IBM will provide support services for the applications listed in Schedule G, Part I, Section 9.0 (collectively known as Groupware) in accordance with Part II, section 1.7, and

b.	IBM will:

1.	manage and support specified Groupware servers from one or more IBM delivery locations,

2.	recommend configuration changes relating to utilization of Groupware environment,

3.	provide Groupware server levels 2 and 3 technical support and problem determination/resolution,

4.	provide Groupware server support procedures development and maintenance,

5.	execute processes and procedures as defined by WSI to support Groupware server performance and availability,

6.	provide Groupware administrative services,

7.	configure Groupware environment to conform to agreed to architecture standards,

8.	provide Groupware application native security administration and reporting,

9.	provide reasonable assistance to WSI third party vendors in problem resolution and integration (e.g. Active Directory integration),

10.	provide support for server side (non-software) antivirus availability services,

11.	provide server side antivirus updates for engine and virus pattern files,

12.	provide fax integration support pertaining to Microsoft Exchange,

13.	work with WSI to define naming conventions, and

14.	create, modify and delete groups as directed by WSI,

c.	WSI Responsibilities;

1.	provide a weekly scheduled maintenance window to allow for normal server maintenance,

2.	participate in a jointly agreed to change and problem management process for reporting problems,

3.	provide that each WSI site has sufficient network bandwidth to meet minimum performance and response time requirements,

4.	approve configuration changes to optimize utilization of Groupware environment, and

5.	approve naming conventions.

d.	The PCR process will apply to;

1.	Major changes to Groupware implementation, such as the implementation of a new software package.

2.	Major Groupware upgrades and testing.

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5.0 Reports

a.	IBM will provide reports as follows:

b.	During Transition Phase 1, IBM will provide WSI with the same periodic reports pertaining to the Services that WSI provided prior to the Effective Date, and IBM will provide WSI with drafts of the form for the periodic reports IBM will provide WSI during the Term, and to include, at a minimum, the following:

1.	a monthly performance report documenting IBM’s performance with respect to the Service Levels and the Service Level Objectives;

2.	a monthly report of the ongoing and planned changes performed during the previous month;

3.	a monthly report summarizing WSI’s usage of Resource Units;

4.	a monthly report summarizing hours expended for Groupware Support)

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Part III: Post-Transformation - On-Demand Data Center (ODCS) Services

1.0 Network

The ODCS Services will be delivered from the IBM Service Locations set forth in Schedule G, and IBM will provide network connectivity to WSI’s MPLS hub as further described in Schedule G, Appendix G-4 (WSI Network Diagram).

2.0 Components

2.1 IBM Components

a.	IBM will provide, operate, maintain and support the IBM Components described in Schedule G, Part II, section 1.0 (IBM Components), and according to the volumes and baselines set forth in Schedule G, Part II, sections 3.0, 4.0, 5.0, 6.0 and 7.0.

b.	IBM will support the current release (“N”) and the release immediately preceding the current release (“N-1”) of the systems software IBM Components.

2.2 ODCS “Virtual Server” (LPAR) Architecture

a.	IBM will install and provide a scalable, partitioned server platform as described herein (the “ODCS” architecture). The ODCS services provide server and infrastructure IBM Components that are logically partitioned into independent virtual servers, including storage and operating system software IBM Components. For each virtual server IBM will provide processing power measured in central processing unit (CPU) hours, as further described in Schedule C.

1.	IBM will:

(a) create virtual server(s) (in the amounts specified in Schedule G, Part II) by dividing processors, memory, and hardware resources into multiple environments, each with its own operating system, so that each environment can be operated independently;

(b) install operating system software IBM Components (as specified in Schedule G, Part II) including software object modules consisting of a pre-defined combination of base operating system, applicable fixes, selected security patches, tools, and agents;

(c) provide a limited number of operating system User IDs and provide group administration of such operating system User IDs;

(d) operate virtual servers including starting and stopping of base operating systems, management of system startup files, processes, and log files, and monitoring of event logs; and

(e) Take mutually agreed-upon action to resolve errors and problems.

b.	Virtual server disk storage:

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1.	IBM will

(a) provide disk storage for virtual servers in RAID levels designated in agreement with WSI,

an amount sufficient to support the operating system software IBM Components; and the additional disk storage allocated for each virtual server, as further described in Schedule C.

(b) initialize and manage disk storage devices including initial setup, configuration, and connectivity between virtual servers and a disk storage location;

(c) manage all changes to file system structures including sizes, additions, and deletions;

(d) perform catalog management for data stored on disk storage devices; and

(e) perform cleanup of system logs and journals.

2.	WSI is responsible for, with IBM assistance, determining the additional disk storage needed for the WSI workload requirements and, as applicable and in accordance with the procedures set forth in Schedule C, ordering additional disk storage needed for each virtual server.

2.3 ODCS-Dedicated and ODCS-Shared Environment: Utilization Plan

a.	IBM will provide the ODCS Services in a combination of shared and dedicated environments:

1.	the ODCS dedicated environment, utilizing the WSI Components listed in Schedule G. IBM will install and manage the WSI Components at the IBM e-business Hosting Center.

2.	the ODCS shared environment, wherein IBM will provide hardware capacity

b.	ODCS shared environment: means IBM’s logical server environment described in section 2.2 above.

c.	ODCS-dedicated to ODCS-Shared Migration Plan: IBM will migrate WSI’s systems to the ODCS shared environment according to a mutually agreed to Transition Plan.

2.4 WSI Components

a.	WSI is responsible for providing the WSI Components listed in Schedule G, Part II, section 2.0.

3.0 ODCS Services and Support Responsibilities

3.1 Introduction

a.	Beginning on the agreed applicable cut-over date (from Pre-Transformation to Post-Transformation) for each system, IBM will perform the On-Demand Services, and WSI is responsible for supporting IBM’s provision of the Services during the Term, as set forth below.

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b.	IBM shall have sole root access (privileged access with authority to perform system-level functions or security administration) for all IBM Components, WSI Components, including all virtual servers.

3.2 Services Management

IBM will provide the ODCS Services Management Level 2 and Level 3 Support as follows:

a.	IBM will:

1.	provide a help function via a toll free telephone number, an email contact point, and the IBM Services Connection Portal to answer questions, receive service requests, and handle problems related to the ODCS services;

2.	assign a severity code to the problem as follows and prioritize calls in accordance with such assignment;

3.	maintain and provide to WSI the Problem Management Procedures and Change Management Process, including any updates, as applicable;

4.	escalate problems related to the Services in accordance with the established problem escalation procedures;

5.	remotely monitor the applicable WSI problem management tool queue assigned to the IBM support group;

6.	implement Services recovery processes;

7.	monitor the ODCS environment for selective alert conditions and notify WSI of those conditions that will materially impact the Services; and

8.	perform problem management (including root cause analysis) for the [***], including problem determination for hardware problems, placing hardware service calls as required, and managing to resolution.

b.	WSI Responsibilities:

1.	serve as the initial point of contact for all questions and problems (via telephone, e-mail, etc.) from WSI end users; except that during hours where WSI help desk is not available, WSI end users (one designated WSI end user per WSI Call Center and Warehouse) may call the IBM help desk directly for questions related to status of the Services;

2.	WSI’s help desk personnel shall have access to, and facilitate and provide IBM access to (i) WSI resources who have the requisite functional knowledge and skills in system commands to navigate through directories, move data, grant privileges, and perform functions with appropriate software and (ii) be available to interface with IBM to resolve problems;

3.	follow mutually agreed to processes for problems and questions related to status of planned changes, in process PCRs and changes to monthly utilization forecasts;

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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4.	provide information and data to support Services entitlement (e.g., to permit IBM to validate that the person making the request has the authority to do so), as required;

5.	resolve problems that occur outside of IBM’s area of responsibility) that may impact IBM’s provision of the ODCS, and notify IBM of the resolution, as appropriate;

6.	assist IBM in the investigation of the likely causes of problems impacting IBM’s provision of the Services, to the extent such investigation involves WSI responsibilities; and

7.	provide access to appropriate WSI personnel on a 24 x 7 basis to assist with problem determination and resolution, as appropriate. For example, during a Severity 1 or Severity 2 problem that is application related (server is up, OS is up but end user has no function), IBM will require access to WSI resources to participate in problem determination.

3.3 IBM Server Management

a.	System Administration:

1.	IBM will:

(a) install and support the server operating system, system management software and operating system utilities including minor upgrades such as a program temporary fix (“PTF”) or a maintenance upgrade;

(b) perform major operating system software upgrades no more than once per year, as determined by IBM, with WSI’s participation in scheduling within the planned IBM maintenance windows;

(c) provide systems administrative support, including administrative ID and root ID administration, and installation, configuration and management of changes that require root or administrator level access, for example, installation of third party software patches;

(d) manage the operating system configuration including:

(i) performing the initial server configuration;

(ii) modifying configuration files;

(iii) documenting the system configuration; and

(iv) controlling access to system configuration files;

(e) manage the operating system file systems including:

(i) creating, maintaining and deleting volumes and directory structures;

(ii) modifying file system sizes;

(iii) verifying mount point availability;

(iv) repairing defective file systems; and

(v) modifying file system permissions;

(vi) monitoring and reducing operating system log files to prevent file systems from overfilling;

(f) manage operating system processes (for example, continuously running system subtasks, or daemons) including:

(i) refreshing processes, as required;

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(ii) establishing startup sequences;

(iii) maintaining system clock synchronization; and

(iv) changing process priorities, as appropriate;

(g) recommend operating system updates and configuration modification;

(h) apply operating system patch set updates, as required;

(i) maintain tools for remote management and alert monitoring;

(j) maintain operational support procedures;

(k) maintain the hardware and software configuration server information;

(l) manage system IDs and domain structure;

(m) manage operating system security including:

(i) enabling passwords for servers to use to connect with other servers on the network;

(ii) adhering to standard security processes and procedures including:

(1) supporting trusted third party security servers authentication;

(2) synchronizing security information among servers;

(3) creating and modifying system login/logon scripts; and

(4) assigning account, workgroup and print managers;

(n) define print queues;

(o) administer file system directory distribution and replication; and

(p) provide health check and trending reports that include the following:

(i) CPU

(ii) memory

(iii) disk

(iv) server red action list (i.e., servers that have exceeded the defined thresholds).

2.	WSI Responsibilities:

(a) review and confirm documentation (for example, application flows, firewall requirements) and any updates, as required, to enable IBM to provide the Services;

(b) review and confirm all application data space management and perform all application data transfers, updates, deletes and application space clean-up; and

(c) adhere to the Change Management Procedures when performing changes to WSI’s software and libraries.

b.	System Operations and Monitoring:

1.	IBM will:

(a) initiate subsystem/daemon/processes processing (operating system);

(b) manage subsystem/daemon/processes processing dependencies (operating system);

(c) perform subsystem/daemon/processes processing recovery (operating system);

(d) manage operating system resource availability;

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(e) manage subsystem/daemon/processes resource availability (operating system);

(f) perform production operating system IPL / reboot;

(g) restart subsystem/daemon/processes, as required;

(h) monitor operating systems, devices, subsystems/daemons/processes;

(i) perform root cause analysis, resolution and / or escalation for systems based upon predefined triggers;

(j) execute and reply to console commands;

(k) execute recovery procedures for operating systems and devices;

(l) perform automated startup and shutdown of the operating system; and

(m) perform automated startup and shutdown of the subsystems/daemons/processes (not including WSI’s applications).

2.	WSI Responsibilities:

(a) initiate, manage, and perform application monitoring and recovery;

(b) manage application subsystem/daemon/processes and resource availability; and

(c) manage WSI’s network services and components.

c.	Situational Management:

1.	IBM will:

(a) develop and implement processes to expedite technical problem recovery;

(b) document and maintain a recovery plan;

(c) maintain ODCS problem management tools and Problem Management Procedures and provide and / or communicate such tools and procedures to WSI, as mutually agreed;

(d) engage the technical recovery team in accordance with the established processes;

(e) implement and manage bridge calls as necessary;

(f) record events in a timely and accurate manner; and

(g) provide escalation notification in accordance with the established problem escalation procedures.

2.	WSI Responsibilities:

(a) update the WSI contact list for ODCS Services problem management, including names and telephone, pager and fax numbers, for use by IBM to contact WSI personnel, as necessary, to assist with problem determination and resolution; and

(b) adhere to the Problem Management Procedures as provided and / or communicated by IBM, to be further defined in the Policy and Procedures Manual.

d.	Server Operating Software Support:

1.	IBM will:

(a) install, upgrade (minor upgrades, major upgrades no more than once per year) and maintain host operating system and its program product software as per the standard ODCS environment software stack;

(b) install, upgrade and maintain subsystem/daemons/processes and their related program products; and

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(c) provide or obtain new versions and releases, upgrades, replacements or additional IBM Component operating system software and its program products and support the ODCS environment compilers, programming languages, program products and operational tools.

2.	WSI Responsibilities:

(a) upgrade, with IBM assistance, WSI software, as necessary, to remain compatible with the host operating system and its program product software as per the standard ODCS environment software stack. For example, in the event that an operating system requires an upgrade (N & N-1 currency) IBM will provide WSI with at least 6 months prior notice, and IBM may request that WSI participate in the upgrade process, by, for example, applying required application patches or upgrades and testing/validating that the WSI application operates properly with the new OS level, all prior to applying changes on the production systems. In the event that WSI elects not to upgrade, IBM will endeavor to accommodate WSI’s election. In the event that such upgrade is, after IBM and WSI investigation and analysis, deemed required to maintain compatibility with IBM’s then-standard software stack, the parties will address the exception according to the available options (IBM to assist WSI in developing options) and make appropriate or required changes to the Services (e.g., by adjusting services, associated charges, or Service Levels) and associated charges.

e.	Performance and capacity management:

1.	IBM will:

(a) define ODCS environment performance indicators;

(b) monitor, collect, and analyze server performance data and utilization data for CPU, memory, and disk space;

(c) tune server performance, as appropriate;

(d) compile configuration data and workload usage patterns;

(e) establish thresholds and exception reporting procedures;

(f) provide advice on workload balancing solutions in order to optimize processor resources;

(g) monitor and document WSI’s current workloads and provide the information to WSI (in the form of ODCS environment reports) for WSI’s use in determining future processing and storage capacity requirements;

(h) schedule processing and storage capacity changes / loads; and

(i) provide to WSI the standard ODCS environment processing and storage capacity utilization reports.

2.	WSI Responsibilities:

(a) define WSI’s current and future performance and processing and storage capacity requirements;

(b) request additional and/or decreased processing and storage capacity; and

(c) test server performance, processing and storage capacity and throughput for new or changed applications before promoting such applications into the ODCS environment or WSI Components.

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f.	Configuration management:

IBM will be responsible for the design, definition, installation and maintenance (i.e., configuration changes) of the logical configuration of the ODCS environment.

g.	Change management

1.	IBM will:

(a) define and maintain the ODCS Change Management Process;

(b) record and track approved change requests;

(c) schedule and manage the testing and implementation of changes to the ODCS environment;

(d) provide automation scripts, where appropriate, for tasks associated with a change;

(e) except for changes made by IBM to the ODCS environment on an emergency basis, schedule change activities with the goal of minimizing interruptions to the Services, and notify WSI of planned and ongoing changes to the ODCS environment that are reasonably likely to have a material effect on WSI’s receipt of the Services; and

(f) provide WSI with prompt notification of changes made by IBM on an emergency basis.

2.	WSI Responsibilities:

(a) provide change requirements to IBM in accordance with the ODCS Change Management Process;

(b) discuss with IBM any anticipated changes that are reasonably likely to have a material effect on IBM’s provision of the Services, and

(c) provide IBM with prompt notification of changes made by WSI on an emergency basis.

3.4 Middleware Support Services

a.	IBM will provide support for the middleware, as set forth in Schedule G, Part II, Section 6, as follows:

1.	provide monitoring of the software using WSI monitoring tools existing as of the Effective Date;

2.	perform, with WSI assistance, software and infrastructure troubleshooting and problem detection;

3.	implement WSI requested software configuration changes/updates;

4.	administer changes to application thresholds and processes being monitored;

5.	perform any log file rotation, pruning, and archiving;

6.	install minor upgrades, as follows:

(a) install vendor-provided fixes and/or patches;

(b) install vendor-provided releases and upgrades where installation can be fully executed by a list of commands and does not include (i) reconfiguration or (ii) data migration;

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7.	perform the following pursuant to a PCR:

(a) install releases or upgrades where such installations will include reconfiguration or data migration;

(b) problem resolution for failures of vendor provided fixes and patches;

and

8.	provide problem solution documentation.

9.	assist WSI with load testing and software performing tuning activities.

b.	WSI Responsibilities:

1.	provide documentation on suggested performance-related parameter/configuration settings;

2.	provide a single point of contact for all application software related issues;

3.	retain ownership and management of application software end user ID administration, including password resets;

4.	procure and keep current service contracts with the software manufacturer for maintenance and support including upgrades and updates/fixes. IBM will be named as a primary technical contact in the service agreement(s) for software supported by IBM;

5.	provide the appropriate support information for WSI contact and software manufacturer support contact (e.g., IDs, contact names, telephone numbers, license numbers);

6.	establish single point of contact with software manufacturer.

3.5 Application Software Support

a.	General: IBM will provide ongoing support for only the Supported Software identified in Schedule G, Appendix G-2.

b.	IBM will:

1.	use reasonable efforts to monitor the availability of Supported Software (up/down status) in accordance with the Service Hours and post exceptions to a web site accessible through IBM’s e-business Hosting Connection password-protected web portal;

2.	provide troubleshooting and problem determination, and problem resolution and documentation;

3.	apply fixes, PTFs and patches provided by WSI or the vendor to correct problems, as necessary, within the framework of the IBM change control procedures;

4.	install minor release upgrades using the standard change control procedures (a minor release upgrade is any change by the software manufacturer to the release number to the right of the point, e.g.: X.y);

5.	implement configuration changes required by WSI;

6.	Administer changes to application thresholds and processes being monitored;

7.	Monitor alerts; and

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8.	provide pruning, rotation and/or archiving of log files.

c.	WSI responsibilities:

1.	porting WSI application data and Content.

3.6 Application Monitoring Services

a.	IBM will provide the following application monitoring services for the monitors listed in Schedule G, Appendix G-3.

b.	IBM will:

1.	perform 24x7 monitoring (at the same or equivalent level as performed by WSI as of the Transition Date) of selected application thresholds and/or processes;

2.	administer and support monitoring tools and infrastructure;

3.	notify WSI by agreed process when selected thresholds are exceeded or selected process exceptions are detected;

4.	perform problem analysis and resolution as follows:

(a) provide 1st level assessment;

(b) provide 2nd level support for (a) infrastructure problems and (b) the applications as set forth in Schedule G, Appendix G-2;

5.	create log records when selected thresholds are exceeded or selected process exceptions are detected;

6.	administer changes to application thresholds and/or processes being monitored;

7.	apply maintenance to monitoring tools;

8.	perform configuration management of monitoring console;

c.	WSI Responsibilities:

1.	provide/ be financially responsible for (including licensing) any required monitoring agents for monitors not listed in Schedule G, Appendix G-3;

2.	designate and request changes to application thresholds and/or processes;

3.	perform 2nd level problem analysis and resolution for WSI applications designated as WSI-Supported in Schedule G, Appendix G-3;

4.	assist IBM in the investigation of problems to the extent such investigation involves WSI responsibilities.

3.7 Database Management Services

a.	General:

1.	IBM will provide ongoing physical database software support according to the classifications set forth below and the baselines in Schedule G, Part II, section 5.0.

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2.	Support for database clusters consisting of more than two (2) servers or geographic load-balanced databases is not included in this support.

b.	WSI is responsible for the performance of logical DBA functions.

c.	Databases will be categorized as follows:

1.	A Type 1 Database means (i) a production database or (ii) a non-production databases for which WSI requires IBM to perform the support functions described below. For Type 1 Databases IBM will:

(a) Provide database software support as specified herein for Severity 1 and Severity 2 service issues on a 24 x 7 basis. IBM will provide database software support for Severity 3 and Severity 4 service issues during the Service Hours.

(b) control and manage database software administration IDs and object owner IDs;

(c) use reasonable efforts to monitor the availability of database software (up/down status) 24 x 7 and post exceptions to a web site accessible through IBM’s e-business Hosting Connection password protected web portal;

(d) use reasonable effort to monitor database replication processes and procedures;

(e) provide system level database replication and database software troubleshooting and problem determination;

(f) apply fixes, PTFs and patches;

(g) install minor release upgrades to installed database replication software and database software using the standard change control procedures (a minor release upgrade is any change by the software manufacturer to the release number to the right of the point, e.g.: X.y);

(h) implement database configuration changes required by WSI;

(i) provide pruning, rotation and/or archiving of application and database log files; and

(j) perform performance tuning of database software WSI Components based on documented tuning parameters, procedures, and performance metrics provided by WSI.

(k) Create database objects;

(l) Manage database space;

(m) participate in planning for changes in the size of databases due to business growth or reduction and applications development projects, and review WSI’s plans on a regular basis;

(n) provide physical database support for the WSI database environments

(o) in cooperation with WSI, monitor and report database performance and database space utilization and identify and recommend practical modifications for improved performance;

(p) maintain mutually agreed database backup procedures, provided by WSI, to recover from a database outage or corrupted database within time frames specified in the Policy and Procedures Manual;

(q) maintain physical database definitions and make such definitions available to WSI upon request; and

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(r) assist in problem determination and resolution of issues, including escalation to the software vendor.

d.	Type 2 Databases are non-production databases where physical task responsibilities are automated for promotion of versions. For Type 2 Databases IBM will perform all of the Type 1 database tasks listed above, with the exception of reduced scope for the following:

1.	perform minor troubleshooting activities only, e.g., providing troubleshooting assistance to WSI troubleshooting activities

2.	the following physical task assumptions apply:

(a) application of database patch sets are assumed to occur as follows: average of 1 patch per database per 2-month period

(b) execution of DDL (Data Definition Language) to create database objects is assumed to be occur as follows: average of 3 executions per database per week

(c) actions to manage database space are assumed to occur as follows: average of 2 times per database per week

e.	Type 1 and 2 Databases: WSI responsibilities:

1.	define database backup and recovery requirements;

2.	provide requirements for changes and upgrades to the databases;

3.	define and approve database security requirements;

4.	be responsible for logical database administration and data modeling and cooperate with IBM during physical database design and review.

5.	provide troubleshooting, problem determination, and problem resolution for applications and provide application-level assistance to IBM for database software problem determination;

6.	perform database capacity and performance tuning; and

7.	plan and implement database data loads/exports/imports strategy.

3.8 Groupware Support

IBM will perform the Groupware support services described in Part II, section 4.0, for the applications listed therein, in the ODCS environment.

3.9 Periods of Maintenance

a.	IBM’s scheduled maintenance hours are each Saturday between 11:00 p.m. and 3:00 a.m. Sunday, Pacific Time, with one maintenance period each month from 11:00 p.m. Saturday to 5:00 a.m. Sunday, Pacific Time. WSI will be notified in advance of specific maintenance scheduled to be performed, if any, in each maintenance period. Maintenance will be subject to WSI approval as follows: IBM will defer, upon WSI request, maintenance to be performed on WSI environments except:

1.	When other IBM customers would, in IBM’s reasonable judgment, be impacted by such delay or deferral; or

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2.	when such delay or deferral materially interferes with IBM’s, in IBM’s reasonable judgment, ability to deliver the Services in a manner that meets the Service Levels;

b.	IBM may need to perform maintenance that requires additional time outside of the scheduled maintenance hours. IBM agrees to use commercially reasonable efforts to perform such extended maintenance no more than quarterly. In the event that extended maintenance is required, IBM will provide WSI with thirty (30) calendar day’s notice of the dates and times of such extended maintenance.

c.	IBM will use reasonable efforts to perform and schedule maintenance activities in a manner to minimize impact to WSI’s production environments, including exercising redundancy, local and geographic load balancing, and clustering capability to avoid downtime. IBM will schedule maintenance on redundant systems such that maintenance is not performed coterminously on redundant components, unless mutually agreed by WSI;

d.	In each event that the IBM Project Executive is aware of a potential that Services may be interrupted by maintenance activities, the IBM Project Executive will notify WSI in advance, and will manage such activities to minimize impact on WSI.

e.	IBM reserves the right to interrupt access to the ODCS environment if necessary to perform emergency maintenance; provided, however, IBM will use commercially reasonable measures to notify WSI. Scheduled maintenance hours may be adjusted from time to time upon notice to and reasonable approval of WSI.

4.0 Security

4.1 Physical Security Controls

a.	IBM will:

1.	maintain a process to manage access to the ODCS environment including a periodic process to review personnel with authorized access;

2.	monitor the ODCS environment for unauthorized access;

3.	define and implement procedures for providing physical security for portable storage media including a secure environment that meets the manufacturer’s specifications (for example, air conditioned);

4.	as provided by WSI, accept from WSI the initial media inventory of media for which IBM will provide media management and maintain a copy;

5.	perform a periodic reconciliation of the media inventory for media managed by IBM and advise WSI of any discrepancies;

6.	upon WSI’s request, destroy residual information on WSI’s media managed by IBM; and

7.	implement procedures for handling WSI media managed by IBM designed to protect data from unauthorized disclosure or misuse that include a process for:

(a) verifying proper labeling;

(b) moving media; and

(c) mounting storage media.

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b.	WSI Responsibilities:

1.	define and provide to IBM:

(a) data classification criteria, and

(b) data encryption preferences;

2.	provide to IBM an inventory of WSI’s media for which IBM will provide media management. WSI and IBM will sign the initial media inventory and both will maintain a copy;

3.	promptly respond to security exposures when notified by IBM or otherwise;

4.	use reasonable efforts to provide and maintain virus and malicious software avoidance, detection, and elimination software for the WSI Components; and

5.	promptly notify IBM of any security exposures or concerns with regard to the ODCS environment or WSI Components of which WSI becomes aware.

4.2 Logical Access Controls

a.	IBM will:

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

11.	[***]

12.	[***]

13.	[***]

14.	[***]

15.	[***]

16.	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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b.	WSI Responsibilities:

1.	[***]

2.	[***]

4.3 Additional Security Obligations

a.	IBM will:

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

b.	WSI Responsibilities:

1.	[***]

2.	[***]

c.	[***]

4.4 Security Risk and Issue Management

a.	IBM will:

1.	[***]

2.	[***]

3.	[***]

4.5 SB-1386, Visa/MasterCard CISP Compliance

a.	[***]

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

11.	[***]

12.	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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5.0 Storage Management

5.1 Storage Management Technical Support

a.	IBM will:

1.	manage the Storage Area Network (“SAN”);

2.	manage Filesystems:

(a) Modifying file system sizes;

(b) Verifying mount point availability;

(c) Repairing defective file systems; and

(d) Modifying Filesystem permissions.

3.	verify availability and sufficient capacity of the file systems during scheduled service times;

4.	report disk space utilization

5.	manage intelligent external storage devices in the Storage Area Network; and

6.	plan, implement and manage fiber channel switches and fiber channel directors in a Storage Area Network.

7.	maintain and provide the storage management procedures to WSI, including any updates,

8.	reply to storage management console messages, as appropriate;

9.	provide disk storage in accordance with the gigabyte allocations set forth in Schedule G, Part II, section 4.0. Disk storage allocations may be increased or decreased according to the methodology set forth in Schedule C.

10.	perform storage device preparation and initialization;

11.	manage space / utilization rate of storage hardware;

12.	perform catalog management, backup and recovery of data stored on storage devices; and

13.	configure and perform initial setup of intelligent external storage devices in a Storage Area Network (“SAN”)

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5.2 Tape Operations Support

a.	IBM will:

1.	provide tape management functions for tape library operations for the ODCS environment consistent with IBM’s established storage management procedures;

2.	maintain and provide to WSI, including any updates, IBM’s established storage management procedures, as applicable;

3.	adhere to WSI’s define requirements for off-site weekly and daily backup tape storage and archiving;

4.	provide the required off-site weekly backup tape storage facility and services;

5.	mount / dismount tapes as required for DASD backup;

6.	support scratch tape maintenance;

7.	reply to storage management console messages, as appropriate;

8.	conduct annual audits and comparisons between the tape library physical inventory and the tape library management inventory;

9.	retain ODCS environment tapes for three (3) weeks for ODCS environment recovery purposes;

10.	rotate ODCS environment tapes, as required, for off-site storage;

11.	store tapes and supporting documentation, as appropriate, at the off-site storage facility;

12.	provide tape specifications to WSI;

13.	maintain adequate tape supplies for the ODCS environment and provide a sufficient scratch tape pool to service required processing;

14.	monitor and manage tape pool resources and have adequate media available to meet peak load, planned growth and anticipated tape volume fluctuations;

15.	send weekly backups to designated off-site tape storage facility and retrieve as required to perform the Services;

16.	manage off-site storage of ODCS environment tape media for backup and recovery; and

17.	provide transportation of ODCS environment tapes to / from the off-site storage facility (non-disaster recovery site, if applicable).

b.	WSI Responsibilities:

1.	conform to IBM’s storage management procedures as follows: IBM will provide detailed information on IBM’s storage management tape backup, offsite storage procedures, and the procedures will be adjusted by mutual agreement during Transition; and

2.	as part of the boarding activities data transfer to IBM ODCS during Transformation transition, address any required tape conversion via a PCR (e.g., reel tape media or other older tape types in ODCS non-supported formats).

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5.3 Backup and Restore Management

a.	IBM will:

1.	perform an initial full backup and daily incremental backups;

2.	define, document and maintain backup and restore procedures, hardware and software;

3.	provide to WSI the procedures, including any updates, for backing up WSI’s databases; and

4.	develop and maintain a plan that enables the recovery of data due to unplanned operational types of failures such as equipment malfunction, temporary power disturbances and abnormal termination.

5.	Backup processes and standard retention policies will be mutually agreed and documented in the Policy and Procedures Manual.

6.0 ODCS Change management

a.	IBM will:

1.	define and maintain the ODCS Change Management Process;

2.	record and track approved change requests;

3.	schedule and manage the testing and implementation of changes to the ODCS environment;

4.	provide automation scripts, where appropriate, for tasks associated with a change;

5.	except for changes made by IBM to the ODCS environment on an emergency basis, schedule change activities with the goal of minimizing interruptions to the Services, and

6.	notify WSI of planned and ongoing changes to the ODCS environment that are reasonably likely to have a material effect on WSI’s receipt of the Services; and

7.	provide WSI with prompt notification of changes made by IBM on an emergency basis.

b.	WSI Responsibilities:

1.	provide change requirements to IBM in accordance with the ODCS Change Management Process;

2.	discuss with IBM any anticipated changes that are reasonably likely to have a material effect on IBM’s provision of the Services, and

3.	provide IBM with prompt notification of changes made by WSI on an emergency basis.

7.0 ODCS Reports

IBM will provide (a) the following standard ODCS environment reports, and (b) such additional reports as agreed by the Parties, to WSI electronically via the IBM Services Connection Portal or as otherwise agreed. IBM will notify the WSI Project Executive of the web portal address to

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enable WSI’s access to the reports. Portal information is expected to become available within 10 business days of a system being brought online in the ODCS environment. [Note to draft: WSI wants to make sure that the terms relating to the 5 day acceptance period for deliverables does not start until reports are available on the portal]

a.	Service Level Agreement Reports for the Service Levels and Service Level Objectives as set forth in Schedule B

b.	Health Check Reports

1.	CPU;

2.	Memory;

3.	Disk; and

4.	Server Red Action List (This report is a component of each of the above reports and reflects those Server resources that have exceeded the established thresholds.).

c.	Capacity Management Report

1.	Monitors and documents WSI’s current workloads and provides the information to WSI (in the form of standard reports) for WSI’s use in determining future capacity requirements.

d.	Consumption Report

1.	Provides WSI’s monthly resource usage data (i.e., number of LPARs, CPU hours, gigabytes).

e.	A monthly report summarizing hours expended for those Services for which a pre-defined block of hours is allocated (e.g., Groupware support).

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Part IV: Post-Transformation – IBM Managed Hosting Services

1.0 Solution Description

a.	IBM will provide the WSI Managed Hosting Services in the IBM Service Locations in Boulder CO and Southbury CT.

b.	The WSI Managed Hosting Services will be provided:

1.	using the IBM Components described in Part III section 2.1, ODCS architecture and virtual server infrastructure described herein in Part III, section 2.2, and including the ODCS Services described in Part III, sections 3.0, 4.0, 5.0, and 6.0 (ODCS Services);

2.	and using the additional IBM Components listed in Schedule G, Part III, sections 1.0 and the WSI Components listed in Schedule G, Part III, section 2.0; and

3.	with the following additional services as described herein:

(a) validate compatibility of WSI site infrastructure design with IBM Managed Hosting service delivery and architecture and security policies;

(b) [***]

(c) [***]

(d) dedicated load balancing, as described in section 3.5, using the IBM Components described in Schedule G, Part III, section 1.0;

(e) Akamai EdgeSuite (Enterprise Edition) services;

(f) database software support;

(g) middleware software support; and

(h) e-business Hosting Connection portal.

2.0 Managed Hosting Monitoring Software

a.	IBM will provide and maintain the following monitoring software, up to the number of instances set forth in Schedule G, Part III, section 1.5:

1.	operating system monitoring software [***] to monitor selected thresholds and processes;

2.	Webserver monitoring software [***] to provide a Knowledge Module library of scripts for monitoring processes; and

3.	database monitoring software [***].

b.	IBM will maintain the monitoring software at the version and release levels at the initial install, and may provide version or release upgrades via a PCR.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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c.	IBM will apply maintenance, fixes, and patches to the monitoring software as reasonably determined by IBM. Upon expiration or termination, WSI is responsible for certifying in writing to IBM that WSI’s use of software IBM Components has ceased and that WSI has retained no copy of such software IBM Components.

3.0 Managed Hosting Services: IBM Responsibilities

3.1 Internet Connectivity

a.	Front End Connectivity: IBM will provide a primary internet connection between the WSI e-Business environment and the Internet [***]

b.	IBM will provide access to bandwidth utilization reports through the IBM e-business Hosting Connection portal, in addition to IBM’s monthly utilization reports.

3.2 Dedicated routers and switches

a.	IBM will install and manage the dedicated routers and switches specified in Schedule G, Part III, section 1.0 to enable network connectivity between the components of WSI’s hosting environment at the IBM e-business Hosting Center.

b.	[***]

c.	IBM will:

1.	install and operate the firewall IBM Components, implement firewall settings defined by IBM and WSI, and test one (1) path to each firewall component;

2.	monitor the firewall Base Component availability 24 x 7 each day of the year using TCP/IP PING;

3.	store at least sixty (60) days of firewall log data (for example, application and database requests) per firewall Base Component and (for WSI dedicated devices only) provide to WSI security vendor as required;

4.	implement changes to firewall settings requested by WSI; and

5.	back up WSI-specified firewall settings and restore such settings in the event of a failure.

3.3 Dedicated On-Demand Servers and Virtual Server (LPAR) Services

IBM will provide the Managed Hosting Services utilizing (a) the Dedicated On-Demand and (b) the Shared On-Demand (Virtual Server) environments as further described in Part III section 2.2 and 2.3.

IBM will store at least sixty (60) days of system log data.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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3.4 Backup and restore: ODCS Storage

IBM will provide the storage services described in Part III, section 5.1, except that storage capacity for Managed Hosting is as defined in Schedule G, Part III, section 4.0.

3.5 Dedicated load balancing

a.	IBM will provide [***]

b.	load balancing: IBM will provide [***]

3.6 Server Monitoring

IBM will install monitoring software to enable server monitoring of the LPARs / virtual servers specified in Schedule G, Part III, section 3.0. IBM will:

a.	Monitor server IP addresses (up to 5 per Server) and URLs (up to 10 per Web Server), 24 x 7 each day of the year, using ping and standard HTTP protocol;

b.	monitor selected operating system thresholds and processes 24 x 7 each day of the year;

c.	respond to exceptions, perform problem determination, attempt problem resolution; and

d.	post monitoring exceptions to a web site accessible through the IBM e-business Hosting Connection and notify WSI when WSI intervention or decisions are required.

3.7 IBM e-business Hosting Connection

IBM e-business Hosting Connection is [***]

3.8 Database Management Services

a.	IBM will provide Type 1 Database support as described in Part III, section 3.7, for the Managed Hosting services, for the database software and according to the baselines listed in Schedule G, Part III, section 5.

b.	In addition, the Services provided hereunder will provide custom database administration support outside of regular DBA activities, including configuring and maintaining high availability databases and remote database replication, according to the Monthly Support hours set forth in Schedule C Part IV, section 4.0.

c.	IBM will provide the following physical database Transition Phase 2 support services up to the maximum number of Transition Part 2 hours set in Schedule C, Part IV, section 4.0. WSI is responsible for providing the database software WSI Components and any required licenses. IBM will:

1.	install database software specified in Schedule G;

2.	configure database software in accordance with WSI requirements as provided in the database survey;

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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3.	create directory structure and/or execute database definitions;

4.	assist WSI in defining application data replication direction and methods;

5.	install database replication software on the source and target database servers, based on customer requirements, and replication method selected;

6.	setup database replication monitoring and control scripts;

7.	establish connectivity between database instances and data servers and notify WSI when database software is ready for use by applications; and

8.	install any certificates or keys provided by WSI necessary for authentication functions associated with the database software.

3.9 Custom Middleware Software Support

a.	IBM will provide Middleware support as described in this Section for the supported Middleware Software listed in Schedule C and according to the Monthly Support hours listed in Schedule C, Part IV, section 5.0, consisting of Websphere Business Integrator (WBI) and Websphere Application Server (WAS). IBM will:

1.	Install and configure the Middleware Software per the directions provided by WSI or their contracted developers

2.	provide monitoring of the Middleware software if required by using existing IBM provided and/or WSI monitoring tools

3.	Assist WSI with troubleshooting and problem detection related to Middleware Software;

4.	assist with performance tuning of the Middleware Software when requested;

5.	provide Middleware software support 24 x 7 for those systems designated as 24 x 7 coverage, otherwise during the Service Hours;

6.	install minor upgrades, as follows:

(a) install vendor-provided fixes and/or patches;

(b) install vendor-provided releases and upgrades where installation can be fully executed by a list of commands and does not include (i) reconfiguration or (ii) data migration;

7.	perform the following pursuant to a PCR:

(a) install releases or upgrades where such installations will include reconfiguration or data migration;

(b) problem resolution for failures of vendor provided fixes and patches; and

8.	provide problem solution documentation.

b.	WSI Responsibilities:

1.	provide documentation on suggested performance-related parameter/configuration settings;

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2.	provide a single point of contact for all application software related issues;

3.	retain ownership and management of application software end user ID administration, including password resets;

4.	procure and keep current service contracts with the software manufacturer for maintenance and support including upgrades and updates/fixes. IBM will be named as a primary technical contact in the service agreement(s) for software supported by IBM;

5.	provide the appropriate support information for WSI contact and software manufacturer support contact (e.g., IDs, contact names, telephone numbers, license numbers);

6.	establish single point of contact with software manufacturer;

c.	Middleware Transition Support: IBM will provide Transition Phase 2 support for the supported Middleware Software according to the Transition Support hours listed in Schedule C, Part IV, section 5.0. IBM will:

1.	install the middleware software ;

2.	configure the middleware software in accordance with WSI requirements; and

3.	install any certificates or keys provided by WSI necessary for authentication functions associated with the middleware software.

3.10 Application Support Services

a.	General: IBM will provide ongoing support for only the supported e-Commerce applications software, [***] (together, the “Supported Applications”).

b.	IBM will:

1.	install and configure the Supported Applications per the directions provided by WSI or their contracted developers;

2.	assist WSI in software performance tuning when requested;

3.	provide software support during the Service Hours;

4.	perform the following pursuant to a PCR:

(a) install releases or upgrades where such installations will include reconfiguration or data migration;

(b) problem resolution for failures of vendor provided fixes and patches;

and

(c) provide problem solution documentation.

c.	WSI Responsibilities:

1.	provide documentation on suggested performance-related parameter/configuration settings;

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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2.	provide a single point of contact for all application software related issues;

3.	retain ownership and management of application software end user ID administration, including password resets;

4.	procure and keep current service contracts with the software manufacturer for maintenance and support including upgrades and updates/fixes. IBM will be named as a primary technical contact in the service agreement(s) for software supported by IBM;

5.	provide the appropriate support information for WSI contact and software manufacturer support contact (e.g., IDs, contact names, telephone numbers, license numbers);

6.	establish single point of contact with software manufacturer.

d.	Application Transition Support: IBM will provide Transition Phase 2 support for the Supported Applications, according to the Transition Support hours listed in Schedule C, Part IV, section 5.0. IBM will:

1.	install the Supported Applications;

2.	configure the Supported Applications in accordance with WSI requirements; and

3.	install any certificates or keys provided by WSI necessary for authentication functions associ-ated with the Supported Applications.

3.11 Akamai Services: Akamai EdgeSuite Enterprise Edition

IBM will provide the Akamai Services set forth in this Section in support of the existing WSI e-commerce environment and the managed hosting environment as described in Part IV of this Schedule A.

a.	“Akamai Services” are an integrated suite of Internet infrastructure services that include Content delivery, Content management and storage, Content targeting, application delivery, and business intelligence that are delivered using Akamai’s globally distributed network platform (“Akamai Network”).

b.	IBM will provide Akamai “EdgeSuite Enterprise Edition” which includes the features and functions described above for use across Akamai Services. IBM will provide the Committed Information Rate (“CIR”) and additional bandwidth above the CIR pursuant to the charging methodology set forth in Schedule C, Part IV, Section 3.0.

c.	EdgeSuite Delivery

EdgeSuite Delivery provides delivery of hypertext transfer protocol (HTTP) Content over the Akamai Net-work and the following related functions:

1.	delivery of streaming Content (Windows Media, QuickTime, and Real formats);

2.	delivery of secure Content (SSL objects);

3.	last mile acceleration (compression);

4.	global map;

5.	access to the Akamai portal at control.akamai.com;

6.	basic cache control;

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7.	Content control utility; and

8.	Customer support line 24 x 7 each day of the year to receive problem notifications related to Akamai Services from authorized WSI representatives.

d.	Akamai Services: Secure Content delivery

1.	Delivery of secure Content over the Akamai Network is included in the aggregate CIR provided with EdgeSuite Enterprise Edition. IBM will provide one (1) single-domain SSL certificate licensed for use on the Akamai Network for EdgeSuite Enterprise Edition.

2.	NetStorage: NetStorage allows EdgeSuite Delivery customers to store Content on Akamai NetStorage facilities for storage, delivery or site failover. A committed volume of storage (“CVS”) of [***] of NetStorage is included for EdgeSuite Enterprise Edition.

3.	Access control: The access control feature allows WSI to move control of access and authentication to Akamai Network edge servers rather than requiring that access control be done through origin servers.

4.	Advanced cache control: Advanced cache control enables control of the way different web site objects are cached on Akamai Network edge servers including flexible cache keys that enable caching based on cookies, query strings, path parameters, path components, and other request attributes and cookie handling, redirect handling, and header handling that enable the edge servers to accommodate more complex origin site configurations and function.

5.	Dynamic Content assembly: The dynamic Content assembly feature allows WSI to use Akamai’s edge assembly technologies to improve caching of dynamic Content such as personalized web pages and may be based on data provided by the Content targeting feature. The dynamic Content assembly advanced feature includes edge assembly of Content using edge side includes (ESI) to dynamically assemble HTML fragments to create customized pages at the Akamai Network edge servers and edge transformations of Content using extensible stylesheet language transformations (XSLT).

6.	Site failover: The site failover feature provides a continued serving of Content in the event of a problem at WSI’s origin web site, including:

(a) monitoring of origin server availability and re-routing of origin server requests (in the event of an origin server failure) and

(b) configuration of edge servers to either serve a default piece of Content (specified by WSI in advance), or the most recent expired version of Content currently in cache if an origin server cannot be reached.

7.	Content targeting: the Content targeting feature allows identification of web site visitors’ geographic location, connection speed, device type, and other specified information so that web site visitor’s Content may be targeted at Akamai Network edge servers.

8.	SureRoute: The SureRoute feature identifies alternate paths from Akamai Network edge servers to WSI’s origin servers and uses these alternate paths to either improve the performance of Content delivery, or to provide for failover in the event that the most

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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direct route is congested or unavailable. The SureRoute advanced feature includes one (1) SureRoute map to link one or more origin servers with identical Content to Akamai Network edge servers.

9.	Secure Content delivery: the secure Content delivery feature enables serving of secure Content by Akamai Network edge servers. Using the SSL certificates assigned to Akamai, edge servers establish secure sessions with client computers to server cached Content or fetch Content from WSI’s origin server via persistent SSL connections. The secure Content delivery advanced feature includes provisioning of one (1) single-domain SSL certificate licensed for use on the Akamai Network.

10.	Enhanced DNS: The Enhanced DNS feature uses Akamai’s distributed network of domain name servers to respond to DNS queries for WSI’s domain.

11.	Last mile accelerator: Last mile accelerator provides selective compression of Content before it is delivered to end users to enhance performance.

e.	EdgeSuite Support

1.	IBM will:

2.	designate a focal point to work with WSI to facilitate the activation of EdgeSuite Services;

3.	conduct a discovery meeting to review WSI’s web hosting environment and identify tools needed to Akamaize WSI’s Content;

4.	provide User Identifications to WSI that will enable WSI representatives to obtain Akamai Services reports from the Akamai portal at control.akamai.com;

5.	notify WSI when IBM has activated Akamai Services for WSI use;

6.	provide access to IBM’s call management center 24 x 7 x 365 to WSI’s designated support personnel via an IBM-provided toll free number; and

7.	provide assistance with questions regarding WSI’s use of EdgeSuite Services, problem de-termination and problem coordination for EdgeSuite Services, and logging and tracking of incidents.

f.	Akamai disclaimer: WSI understands and agrees that new technology, configuration changes, software upgrades and routine maintenance, among other items, can create new and unknown security exposures. Moreover, computer “hackers” and other third parties continue to employ increasingly sophisticated techniques and tools, resulting in ever growing challenges to individual computer system security. IBM’s performance EdgeSuite Services as described in this SOW does not constitute any representation or warranty by IBM about the security of WSI’s Content while loaded on or being transmitted through Akamai’s server network including, but not limited to, any representation or warranty that WSI’s Content is safe from intrusions, virus threats, or any other security exposure.

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4.0 Security Obligations

4.1 Security Coordinator

IBM will designate a security coordinator who will coordinate WSI and IBM work activities related to hosting security. IBM will:

a.	conduct periodic reviews of security practices and processes for the hosting infrastructure and related Services;

b.	review and document deviations from IBM standard e-business hosting security policies;

c.	coordinate WSI and IBM work activities required to respond to security incident notifications received from IBM;

d.	perform vulnerability risk assessment for proposed changes to the hosting infrastructure and related Services;

e.	schedule and coordinate the implementation of security-related changes to the hosting infrastructure and related Services; and

f.	conduct an annual review of WSI’s hosting security policies and processes and document any changes.

4.2 Security Obligations

a.	IBM will:

1.	[***]

2.	[***]

3.	[***]

4.	[***]

b.	WSI is responsible for [***]

1.	[***]

2.	[***]

5.0 Reports

IBM will provide (a) the following standard Managed Hosting reports, and (b) such additional reports as agreed by the Parties, to WSI electronically via the IBM Services Connection Portal or as otherwise agreed. IBM will notify the WSI Project Executive of the web portal address to enable WSI’s access to the reports.

a.	Service Level Agreement Reports for the Service Levels and Service Level Objectives as set forth in Schedule B

b.	Health Check Reports

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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1.	CPU;

2.	Memory;

3.	Disk; and

4.	Server Red Action List (This report is a component of each of the above reports and reflects those Server resources that have exceeded the established thresholds.).

c.	Capacity Management Report

1.	Monitors and documents WSI’s current workloads and provides the information to WSI (in the form of standard reports) for WSI’s use in determining future capacity requirements.

d.	Consumption Report

1.	Provides WSI’s monthly resource usage data (i.e., number of LPARs, CPU hours, gigabytes).

2.	Monthly report summarizing hours expended for those Services for which a pre-defined block of hours is allocated (e.g., Middleware Support and Database Support).

e.	Transaction Level Monitoring Report

f.	LPAR Availability Report

6.0 WSI Responsibilities

6.1 WSI Responsibilities: Managed Hosting

a.	WSI Responsibilities:

1.	add nodes to firewall WSI Components if requested by IBM;

2.	perform file system cleanup for application data, application objects, application journals and receivers, and application IFS objects and directories;

3.	authorize the removal of WSI data from storage volumes prior to requesting storage de-allocation

4.	provide WSI End User support, including administration of application user IDs and groups and end user password resets;

5.	provide IBM with troubleshooting, problem determination, and problem resolution for WSI-supported applications, and provide application-level assistance for WSI supported applications for database and middleware software performance tuning and problem determination.

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Appendix A-1 : Policy and Procedures Manual Outline

DOCUMENT CONTROL

DOCUMENT OVERVIEW

PURPOSE OF THIS DOCUMENT

HOW THIS DOCUMENT IS ORGANIZED

OVERVIEW OF THE REVIEW AND APPROVAL PROCESS

HOW TO SUBMIT COMMENTS

SERVICES OVERVIEW

PROCESS SPECIFICATIONS

REQUEST MANAGEMENT

DESKSIDE SUPPORT

IMAC MANAGEMENT

IMAGE TEST COORDINATION

ROOT CAUSE ANALYSIS

SOFTWARE DISTRIBUTION

ASSET MANAGEMENT

IT SECURITY

AVAILABILITY MANAGEMENT

BACKUP AND RECOVERY

BATCH MANAGEMENT

CAPACITY PLANNING

CHANGE MANAGEMENT

CONFIGURATION INFORMATION MANAGEMENT

DATABASE MANAGEMENT

ESCALATION MANAGEMENT

FACILITIES MANAGEMENT

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OPERATIONS MANAGEMENT

PERFORMANCE AND CAPACITY MANAGEMENT

PROBLEM MANAGEMENT

SERVICE LEVEL MANAGEMENT

SITUATION MANAGEMENT

STORAGE MANAGEMENT

SYSTEM ADMINISTRATION

TAPE MANAGEMENT

USER ADMINISTRATION

WSI/IBM Confidential	Page 58 of 58

Services Agreement

between

WSI and IBM

Schedule B

Service Levels

IBM/WSI Confidential	Page 1 of 14

1.0	Introduction	3
2.0	Definitions	3
3.0	Measurement and Validation of Service Levels	4
4.0	Reporting and Root Cause Analysis	4
5.0	Service Level Credits	5
5.1	Service Level Credit Calculation	5
5.2	Single Incident / Multiple Failures	5
5.3	Exclusions to Service Level Credits	6
6.0	Service Level Termination Event	6
7.0	Service Level Review	7

Exhibit B-1		8
Service Level Measurements		8
1.0	Introduction	8
2.0	Availability Service Levels	8
3.0	Invoicing Batch Job Completion Service Level	9
4.0	Problem Resolution Time Service Levels	9

Exhibit B-2		11
Service Objectives		11
1.0	Introduction	11
2.0	Managed Hosting Akamai Service Objective	11
3.0	Network (internet connectivity) Service Objective	11
4.0	ODCS / Managed Hosting LPAR Availability Service Objective	12
5.0	Managed Hosting Services Transaction Availability Service Objective	12
6.0	Problem Response Time Service Objectives	13

IBM/WSI Confidential	Page 2 of 14

1.0 Introduction

a.	This Schedule describes IBM’s duties, obligations and responsibilities related to IBM’s Service Levels for defined Services and certain of WSI’s responsibilities.

b.	This Schedule includes;

1.	Exhibit B-1, which describes those specific Service Level measurements that IBM will provide to WSI as part of the Services, and which are subject to Service Level Credits, and

2.	Exhibit B-2, which describes Service Objectives that IBM will provide to WSI as part of the Services. Such Service Objectives are not subject to Service Level Credits.

2.0 Definitions

a.	“Actual Uptime” means, of the Scheduled Hours, the aggregate number of hours in any month during which each system is actually available for use by WSI.

b.	“At Risk Amount” has the meaning set forth in Section 5.0 of this Schedule B.

c.	“Availability” - means the percentage calculated by adding Actual Uptime and Excusable Downtime, dividing the sum by the Scheduled Hours, and multiplying the result by 100. For purposes of determining whether IBM’s performance meets any Availability Service Level, IBM’s Availability performance for each month of the Term will be measured based on a monthly average, calculated once monthly within ten business days following the end of the applicable calendar month.

d.	“Excusable Downtime” means the aggregate number of hours in any month during which each system is down during Scheduled Hours due to: 1) any of the items listed in Section 5.3 of this Schedule B; 2) a Scheduled Outage; or 3) any other situation that is not attributable to IBM’s failure to exercise due care in performing its responsibilities.

e.	“Peak” means, during the Term, the periods beginning November 1st and ending January 31st.

f.	“Off-Peak” means, during the Term, the periods beginning February 1st and ending October 31st.

g.	“Scheduled Hours” means the days of the week and the hours per day for which IBM has committed in Exhibit B-1 to an Availability Service Level for a system and during which periods such Availability Service Level will apply.

h.	“Scheduled Outage” means of the Scheduled Hours, the aggregate number of hours in any month during which each system is scheduled to be unavailable for use by WSI due to such things as preventive maintenance or upgrades. Scheduled Outages will be mutually agreed by WSI and IBM.

i.	“Service Level Credit” has the meaning set forth in Section 5.1 of the Services Agreement.

j.	“Service Levels” means the service delivery criteria established for certain of the Services, as set forth in Schedule B and Exhibit B-1.

k.	“Service Level Termination Event” has the meaning set forth in Section 6.0 of this Schedule B.

l.	“Service Objectives” means the service delivery targets established for certain of the Services, as set forth in Exhibit B-2 to this Schedule B. Service Objectives are not subject to Service Level Credits.

m.	“Severity Code” - means the severity designation assigned to a problem call (for example, Severity Level 1, Severity Level 2).

n.

“Severity 1” – critical impact. Critical system, network or key application outage with critical impact on service delivery. Examples include total loss of production service to entire customer set, impact to one or more Service Level commitments, or WSI delivery schedule impact. Severity 1 problem

IBM/WSI Confidential	Page 3 of 14

support is available 24 x 7 for those systems designated as 24 x 7 coverage, otherwise during the Service Hours.

o.	“Severity 2” – major impact. Key component, application, critical end user functions, or network is down, degraded or unusable with potential critical impact on service delivery. Examples include service performance degradation, where service delivery is impacted or partial customer set affected. Severity 2 problem support is available 24 x 7 for those systems designated as 24 x 7 coverage, otherwise during the Service Hours.

p.	“Severity 3” – minor impact. A component, minor application or procedure is down, unusable or difficult to use causing some operational impact, but no immediate impact on service delivery. Examples include service outage but alternative workaround available, problems that degrade service but do not prevent delivery of service, potential exposure to ability to deliver service, or scattered WSI users are affected. Severity 3 problem support is available during the Service Hours.

q.	“Severity 4” - no impact. Service component or procedure that is not critical to WSI is unusable where an alternative workaround is available and deferred resolution is acceptable. Examples include no impact to service delivery, no production services are affected, or individual customers are affected. Severity 4 problem support is available during the Service Hours.

r.	“Weighting Factor” has the meaning set forth in Section 5.0 of this Schedule B.

3.0 Measurement and Validation of Service Levels

a.	IBM’s performance of the Services will be measured according to the Service Levels set forth in Exhibit B-1 and the Service Objectives set forth in Exhibit B-2, and using the measurement methodologies and tools in use by WSI as of the Start Date. Such WSI methodologies and tools will be superseded with IBM measurement methodologies and tools during the Transition Phase 2 process to the ODCS / Managed Hosting Services. Such Service Levels are applicable to the Services production systems and exclude corresponding test systems. During the initial three (3) months of the Term, if there is a discrepancy between the Service Level measurements set forth on Exhibit B-1 and the actual Service Level measurements attained by IBM, the Parties will review and may mutually agree on applicable adjustments to such Service Levels, if any.

b.	In the event the Parties add new Service Levels after the Start Date, IBM and WSI will either (a) mutually agree upon such Service Levels, or (b) establish Service Levels after a mutually agreed measurement period. In the event the parties elect (b), New Service Levels will be established by taking into account the levels achieved by IBM during the applicable measurement period and the performance levels required by any applicable agreements between WSI and the recipients of the Services.

4.0 Reporting and Root Cause Analysis

a.	IBM will submit to WSI on the 10th day of each month a standard report or set of standard reports assessing IBM’s performance during the previous calendar month against the Service Levels and Service Objectives.

b.	IBM will promptly report to WSI problems related to the Services that reasonably could be expected to have a material adverse effect on WSI’s operations.

c.	IBM will also be responsible for promptly investigating failures to meet the Service Levels by:

1.	initiating problem investigations to identify root causes of failures related to not achieving the Service Levels;

2.	promptly providing WSI with a report detailing the cause of, and procedure for, avoiding reoccurrence of such failure; and

3.	making written recommendations to WSI for improvement in procedures related to the Services.

d.	IBM will identify root causes, correct problems and attempt to minimize recurrences of missed Service Levels for which IBM is responsible. WSI agrees to correct problems and attempt to minimize

IBM/WSI Confidential	Page 4 of 14

the recurrence of problems for which WSI is responsible and that prevent IBM from meeting the Service Levels.

5.0 Service Level Credits

5.1 Service Level Credit Calculation

a.	For failure to meet a Service Level, the Service Level Credit will be determined as follows:

1.	Except as set forth in Section 5.1(b)(2), the At Risk Amount means [***] (“At Risk Amount”).

2.	A Weighting Factor is assigned to each Service Level, and the total of the Weighting Factors for all Service Levels shall be equal to 100%. Service Level assigned weighting factors are specified in the tables set forth in Exhibit B-1 to this Schedule (“Weighting Factor”).

3.	Subject to (b), (c), and (d) below, failure to meet a Service Level for any month will result in a Service Level Credit amount that will be determined by [***]

For example, if the Monthly Service Charges are [***] and IBM has failed to meet a Service Level with a [***] the applicable credit would be:

[***]

[***]

b.	During the initial [***] period following the Start Date, in the event IBM fails to meet a Service Level, the Service Level Credit calculation shall be modified as follows:

1.	The Service Level measurement for all Service Levels shall be adjusted to [***]

2.	The At Risk Amount for a Peak Month shall be limited to [***] or for a Non-Peak Month, [***]

3.	Any failure by IBM to meet a Service Level shall not be included in the calculation giving rise to a Service Level Termination Event as set forth in Section 6.0 of this Schedule B.

c.	As part of the Transition Phase 2 activities, as each of the WSI systems subject to System Availability Service Levels set forth in Exhibit B-1 are accepted and promoted into production mode in the ODCS environment at IBM’s facility, each such Service Level will be subject to a [***]

d.	During the ODCS / Managed Hosting phase of the Term, applicable Service Levels and associated Service Level Credits for the affected systems, if any, will not apply or be payable by IBM during any month in which WSI’s CPU Hour usage exceeds [***] as set forth in Schedule C.

e.	On a monthly basis for each calendar month of the Term, the amount of Service Level Credits, if any, to which WSI is entitled will be [***]. Service Level Credits, if any, will be reflected in IBM’s invoice in the calendar month following the month for which any such amounts are calculated.

f.	Any Service Level Credits owed from IBM to WSI upon the expiration or termination of the Services will be paid within [***] following the effective date of expiration or termination. If the Monthly Service Charges for a subject month has not been incurred, or for any other reason has been credited or waived except in the event of prepayment, WSI shall [***]

5.2 Single Incident / Multiple Failures

Failure to meet multiple Service Levels arising out of a related series of events will be treated as a failure in the highest weighted Service Level among the related Service Levels affected by the related series of events for the purpose of calculating the Service Level Credit payable by IBM hereunder. For example, if a system for which there is an Availability Service Level is unavailable and a Service Level Credit is generated, no additional Service Level Credit will be generated for any

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 5 of 14

system for which there is an Availability Service Level operating on the affected system and that is unavailable as a result. In the event IBM fails to meet multiple Service Levels arising out of a single incident (excluding a Force Majeure event), the Service Level Credit(s) payable by IBM will be limited to the failure of the applicable Service Levels listed in Exhibit B-1 in either Section 2.0 (Availability Service Levels), or Section 3.0 (Invoicing Batch Job Completion Service Level), or Section 4.0 (Problem Resolution Time Service Levels). In such event, WSI will chose which Service Level Credit(s) (either Section 2.0, or 3.0 or 4.0), will be payable by IBM.

5.3 Exclusions to Service Level Credits

a.	IBM will be relieved of responsibility in accordance with the provisions of this Agreement for meeting any Service Levels and for any associated Service Level Credits to the extent caused by outages or performance problems out of IBM’s control, including:

1.	the actions or inaction of WSI or its Affiliates, WSI third-party vendors and suppliers;

2.	WSI’s failure to promptly obtain and provide to IBM any Required Consents;

3.	WSI’s prioritization of available resources, provided IBM, upon becoming aware, has informed WSI that such prioritization will adversely impact IBM’s performance of the Services;

4.	period of time associated with maintenance and / or repair of a failed WSI Component, excluding IBM’s applicable responsibilities set forth in Schedule A;

5.	periods of time associated with emergency maintenance activities;

6.	the first manifestation of a latent error or defect in WSI or third party components or software (and any related repeated instances pending the applicable vendors correction of the defect) if such latent error or defect was

(a) unknown to IBM; and

(b) not disclosed in any information provided to IBM by WSI, or distributed by the third party licensor, manufacturer, or distributor; and

(c) not preventable or discoverable through normal testing or maintenance procedures; and

(d) not preventable by required security measures or measures to protect against malicious code and viruses.

7.	circumstances (including denial of service attacks or acts against parties, including carriers and IBM’s other vendors) that constitute a Force Majeure Event;

8.	problems with WSI provided applications, Content, or errors in WSI programming, Content installation or integration, or to system administration, commands, file transfers performed by WSI representatives, or activities directed by WSI and due to work performed at specific WSI request, excluding IBM’s responsibilities set forth in Schedule A; and

9.	WSI’s performance of any technical security integrity review, penetration test, or vulnerability scan pursuant to Attachment A, Part 4, Section 4.0, “Security Obligations”.

6.0 Service Level Termination Event

In accordance with Section 18.1(b) of the Services Agreement, WSI shall have the option to terminate this Agreement if IBM fails to perform in accordance with the Service Levels as follows;

[***]

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 6 of 14

7.0 Service Level Review

Not less than annually, WSI and IBM will review the Service Levels and mutually agree, subject to ninety (90) days prior written notice, whether to:

a.	add to, delete or change the Services to be measured and the corresponding Service Levels to reflect changes in WSI’s business operations;

b.	reallocate the Weighting Factors of the Service Levels provided no single Service Level Weighting Factor may be increased by more than 10 percentage points per year, provided however, in the event the total number of Service Levels decrease, such reallocated Weighting Factors will be mutually agreed between the parties and shall be equivalent to the total Weighting Factor of 100%; and

c.	improve the existing Service Levels, where warranted, to reflect operational or technical improvements.

IBM/WSI Confidential	Page 7 of 14

Exhibit B-1

Service Level Measurements

1.0 Introduction

a. [***]

b. [***]

2.0 Availability Service Levels

Availability Service Levels are measured beginning with the earlier of (a) IBM’s receipt of a trouble ticket from WSI’s help desk during the Pre-Transformation (BAU) phase and with IBM’s receipt of a trouble ticket generated directly from WSI through a phone call to IBM’s help desk or through IBM’s On demand Data Center Services web portal during the ODCS / Managed Hosting (IBM) phase or (b) notification of a Server failure received from IBM’s automated monitoring system during the ODCS / Managed Hosting (IBM) phase. In the Pre-Transformation (BAU) phase, the trouble ticket system used is WSI’s internal system as of the Start Date. In the ODCS / Managed Hosting (IBM) phase, the trouble ticket system used is IBM’s trouble ticket system.

AVAILABILITY SERVICE LEVELS
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 8 of 14

3.0 Invoicing Batch Job Completion Service Level

The Invoicing Batch Job Completion Service Level is measured beginning with the earlier of (a) IBM’s receipt of a trouble ticket from WSI’s help desk during the Pre-Transformation (BAU) phase and with IBM’s receipt of a trouble ticket generated directly from WSI through a phone call to IBM’s help desk or through IBM’s On demand Data Center Services web portal during the ODCS / Managed Hosting (IBM) phase or (b) notification of a Server failure received from IBM’s automated monitoring system during the ODCS / Managed Hosting (IBM) phase. In the Pre-Transformation (BAU) phase, the trouble ticket system used is WSI’s internal system as of the Start Date. In the ODCS / Managed Hosting (IBM) phase, the trouble ticket system used is IBM’s trouble ticket system.

BATCH JOB COMPLETION SERVICE LEVEL
[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]
[***]
[***]

4.0 Problem Resolution Time Service Levels

a.	“Problem Resolution Time” means, (i) during the Pre-Transformation (BAU) phase, the elapsed time from the time IBM receives a trouble ticket from WSI’s help desk, or (ii) during the ODCS / Managed Hosting phase, the elapsed time from the earlier of the time IBM receives a trouble ticket generated directly from WSI through a phone call to IBM’s help desk or through the On demand Data Center Services web portal or from notification of a Server failure received from IBM’s automated monitoring system, to the time IBM personnel resolve the problem or provide an acceptable workaround and record the action in the problem ticket. If no resolution action is recorded in the problem ticket, the resolution time will be calculated from the time the problem ticket was time-stamped opened to the time the problem ticket was time-stamped closed.

b.	IBM’s Problem Resolution Time Service Levels by severity code are:

PROBLEM RESOLUTION TIME SERVICE LEVELS
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 9 of 14

c.	Problem Resolution Time for Severity 1 and Severity 2 problems will be calculated as follows:

1.	Problem Resolution Time = {(total number of problem tickets (by Severity 1 or Severity 2 severity code) closed within criteria / total number of problem tickets (by Severity 1 or Severity 2 severity code) opened) x 100}.

2.	Problem Resolution Time will be measured using the information contained in IBM’s closed problem tickets for problems related to the Services for the applicable measurement period and will exclude Excusable Downtime.

IBM/WSI Confidential	Page 10 of 14

Exhibit B-2

Service Objectives

1.0 Introduction

a.	This Exhibit B-2 describes Service Objectives that IBM will provide to WSI as part of the Services. Such Service Objectives are not subject to Service Level Credits.

2.0 Managed Hosting Akamai Service Objective

a.	IBM will provide the following Service Objectives for the Akamai Services:

1.	Service Objectives:

[***]

2.	Availability: [***]

3.	Performance: [***]

3.0 Network (internet connectivity) Service Objective

a.	Service Objective: IBM’s Service Objective for Monthly Network Availability is 99.99%.

b.	“Monthly Network Availability Percentage” means the amount, expressed as a percentage, equal to the total number of minutes in the applicable month, minus the Excusable Downtime minutes for that month, divided by the total number of minutes in that month.

c.	Monthly Excess Latency: “Excess Latency” means average Latency for a calendar month in excess of sixty (60) milliseconds round trip time across the open Internet between the IBM Measurement Centers within the Shared Network, excluding Excusable Downtime.

d.	Monthly “Excess Packet Loss” means a Packet Loss in excess of one half of one percent (0.5%) for a calendar month within the Shared Network, excluding Excusable Downtime.

e.	Definitions applicable to this Network (Internet Connectivity) Service Objective:

1.	“Core Switches” means the Internet facing switches or routers that are located at IBM’s e-business Hosting Center.

2.	“IBM Measurement Center” means IBM selected locations from which IBM conducts polling for purposes of Service Objectives specified herein. Polling takes place 24x7 each day of the year. The IBM Measurement Center records are the only source for measurement and are restricted to the 48 contiguous United States.

3.	“IP Backbone” means the Internet protocol (IP) infrastructure and consists of Internet service points of presence (“POPs”) in the United States (excluding Alaska, Hawaii, the Commonwealth of Puerto Rico and the United States Virgin Islands) and the telecommunications equipment and facilities that interconnect wiring within the POPs;

4.	“Latency” means the average length of time, in milliseconds, of all round trip packet times measured between all IBM Measurement Centers in the Shared Network.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 11 of 14

5.	“Measurement Interval” means a block of time of up to fifteen (15) minutes that is used for the purposes of determining the start and stop time of outages or performance problems.

6.	“Network Outage” means the period (measured in minutes) during which an IBM Measurement Center is unable to complete a round trip transmission of an ICMP ping protocol from that IBM Measurement Center, across the open Internet, to the Core Switch at the IBM e-business Hosting Center where the WSI’s Internet connection is located. A failure by a single IBM Measurement Center to complete a round trip transmission will not constitute a Network Outage provided that at least one other IBM Measurement Center can complete a round trip transmission within a Measurement Interval. A Network Outage begins when all polling attempts from all IBM Measurement Centers fail within one Measurement Interval. A Network Outage ends when the first successful poll following the Network Outage begin time is reported by an IBM Measurement Center.

7.	“Packet Loss” means the percentage of failed attempts to contact a Core Switch within the Shared Network as compared to the total attempts to contact a Core Switch within the Shared Network. Packet Loss is calculated by dividing unsuccessful attempts by the total attempts for the calendar month: Unsuccessful attempts/Total attempts = Packet Loss.

8.	“Shared Network” means the part of the network originating with the Core Switches, through the IP Backbone of the ISPs that provide service directly to the IBM e-business Hosting Center(s), to the IBM Measurement Centers.

4.0 ODCS / Managed Hosting LPAR Availability Service Objective

a.	Definitions applicable to this LPAR Availability Service Objective:

1.	“LPAR Availability” equals the percentage of time a WSI LPAR is operational and includes CPU, major subsystems and network gateways.

2.	IBM’s LPAR Availability Service Objective(s) are as follows:

(a) [***]

(b) [***]

(c) [***]

each measured monthly.

3.	LPAR Availability for WSI LPAR will be calculated as follows:

LPAR Availability = [total monthly minutes – monthly Excusable Downtime minutes] divided by the total monthly minutes.

b.	IBM will monitor LPAR uptime/downtime on a continuous basis using the ODCS environment automated tools. If an LPAR is not available, a problem ticket will be opened automatically (i.e., time-stamped open) and a technical alert will be generated. When the problem is resolved, the problem ticket will be time-stamped closed.

c.	LPAR Availability will be measured using the information contained in IBM’s closed problem tickets. Problem tickets will only include problem tickets for problems related to the Services for the applicable measurement period, excluding Excusable Downtime.

5.0 Managed Hosting Services Transaction Availability Service Objective

a.	IBM will provide a transaction availability service objective (“Transaction SO”) for five (5) Scripted Transactions that are initiated at a WSI Identified Address, based on the applicable Transaction SO Target Percentage (as such terms are defined below).

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 12 of 14

b.	“Scripted Transaction” means a connection request with up to five (5) actions, developed mutually by WSI and IBM to run on WSI’s application and simulate a WSI end user experience ending in an expected result. Scripted Transactions may be written as HTTP or HTTPS requests that connect to WSI’s IP address or URL, or Windows-compliant client application requests.

c.	Transaction SO monitoring will be done through WSI’s Internet facing environment. To qualify for this Transaction SO, all devices that influence the path over which the Scripted Transaction flows must be IBM Managed Devices. “IBM Managed Device” means a non-server Component for which IBM is performing management responsibilities as set forth in Schedule G.

d.	Disclaimer: WSI is responsible for determining the security settings for any server where Scripted Transactions are sent for purposes of providing this Transaction SO. WSI acknowledges that if WSI allows access to any server via a non-secure protocol, Scripted Transactions may be viewable in clear text, and WSI accepts all responsibility for instances of unauthorized viewing of such Scripted Transactions, and any resulting harm or damage that may occur and waives any and all claims against IBM for costs, damage or harm that WSI may incur as a result of, or related to, this Transaction SLA.

e.	Definitions applicable to this Transaction SO:

1.	“WSI Identified Address” means an IP address or universal resource locator(s) (URL) that has been selected by WSI and approved by IBM.

2.	“Monthly Availability Percentage” equals:

[total monthly minutes – monthly Excusable Downtime minutes] / total monthly minutes

3.	“Transaction Outage” means the period (measured in minutes) during which a Scripted Transaction does not complete with the expected result. The inability of a single IBM Measurement Center to confirm that a Scripted Transaction has completed with the expected result will not constitute a Transaction Outage, provided at least one other IBM Measurement Center confirms that a Scripted Transaction completes with the expected result within the same Measurement Interval. A Transaction Outage is confirmed when all polling attempts from all IBM Measurement Centers conducted within a Measurement Interval result in failure of a Scripted Transaction to complete with the expected result. Measurement of a Transaction Outage begins at the first poll within a confirmed Transaction Outage Measurement Interval that indicates a Scripted Transaction has failed to complete with the expected result. Measurement of a Transaction Outage ends at the first poll following the Transaction Outage begin time that indicates a Scripted Transaction has completed with the expected result.

f.	“Transaction SO Target Percentage” means the applicable percentage set forth below:

1.	[***]

2.	[***]

3.	[***]

6.0 Problem Response Time Service Objectives

a.	“Problem Response Time” means, (i) during the Pre-Transformation (BAU) phase, the elapsed time from the time IBM receives a trouble ticket from WSI’s help desk, or (ii) during the ODCS / Managed Hosting phase, the elapsed time from the time IBM receives a trouble ticket generated directly from WSI through a phone call to IBM’s help desk or through IBM’s On demand Data Center Services web portal, to the time IBM personnel acknowledge the problem ticket by recording a specific action in the problem ticket. If no acknowledgment action is recorded in the problem ticket, the response time

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 13 of 14

will be calculated from the time the problem ticket was time-stamped opened to the time a problem resolution action was recorded in the problem ticket or the problem ticket was time-stamped closed.

b.	IBM’s Problem Response Time Service Objectives by severity code are:

Severity Code	Problem Response Time
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

c.	Problem Response Time for Severity 1 and Severity 2 problems will be calculated as follows:

1.	Problem Response Time = {(total number of problem tickets (by Severity 1 or Severity 2 severity code) closed within criteria / total number of problem tickets (by Severity 1 or Severity 2 severity code) opened} x 100}.

2.	Problem Response Time will be measured using the information contained in IBM’s closed problem tickets. Problem tickets will include all closed problem tickets for the applicable measurements period and will exclude Excusable Downtime.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 14 of 14

Services Agreement

between

WSI and IBM

Schedule C

Charges

IBM-WSI Confidential	Page 1 of 24

PART I CHARGES: GENERAL TERMS		3
1.0	Introduction	3
2.0	Resource Units and Measurement Methodology	3
3.0	Charges, Credits and Payments	3
4.0	Economic Change Adjustment	6
5.0	Calculation of ARCs and RRCs	6
6.0	Additional or Reduced Resources: Limitations and Resource Minimums	7
7.0	Financial Assumptions	7
8.0	Termination Charge	7
9.0	Technology Normalization	8
PART II: Pre-Transformation Services: Charges, Resource Units and Measurement Methodology		9
10.0	Fixed Charges	9
11.0	Variable Charges	9
12.0	Additional or Reduced Resources	9
Part III A: ODCS Services: Establishing and Managing Baselines, Processing and Storage Capacity		10
1.0	Fixed Charge	10
2.0	Variable Charges	10
Part III B: ODCS Services: Charges		11
1.0	Fixed Charge	11
2.0	Variable Charges	11
Part IV: Managed Hosting Services		12
1.0	Fixed Charges	12
2.0	Variable Charges	12
3.0	Akamai Service Charges	12
4.0	Custom Database support	12
5.0	Custom Middleware and Application Software support	12
6.0	Database Support, Middleware and Application Support: Adjustment of Hours	14
General		15
Exhibit C-2: Financial Responsibilities Matrix		23

IBM-WSI Confidential	Page 2 of 24

PART I CHARGES: GENERAL TERMS

1.0 Introduction

a.	This Schedule describes the methodology for calculating the Services charges. The Monthly Service Charge (MSC), Additional Resource Charges (ARCs), Reduced Resource Credits (RRCs), Transition Charges, Economic Change Adjustment, and any other charge provisions set forth in this Agreement are intended in the aggregate to compensate IBM for the resources used to provide the Services. In addition, this Schedule describes the measures of resource utilization and the tracking of such usage.

b.	Attached to this Schedule are the following:

1.	[***]

c.	[***]

2.0 Resource Units and Measurement Methodology

2.1 General

a.	As of the Start Date and each month thereafter, IBM will measure, track and report on WSI’s usage of Resource Units in the categories set forth herein using the processes and procedures in the Procedures Manual.

b.	As of the Start Date, the quantity of Resource Units for each category of resources provided to WSI under this Agreement will be specified in Schedule G, Parts I, II, and III, as a Baseline.

3.0 Charges, Credits and Payments

3.1 General

a.	WSI is financially responsible for all costs and expenses associated with its responsibilities in this Agreement. The Fixed Charges, Variable Charges and all other charges payable by WSI under this Agreement do not include such costs and expenses.

b.	All periodic charges will be computed on a calendar month basis.

1.	IBM will on or about the beginning of each month provide an invoice (the “Monthly Services Charge”, or MSC) to WSI for the Services for such month (Billing Month). Such invoice will include the amounts for (i) the monthly fixed charge as set forth in Table C-5, (ii) the forecasted variable charges, (iii) any applicable Hourly or Project charges, and (iv) the reconciliation of variable charges and credits for the month that is two (2) months prior to the Billing Month.

c.	Payment Terms: [***]

d.	[***]

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 3 of 24 General

Prepayment Credit Calculation
[***]
[***]
[***]
[***]
[***]

[***]

3.	Standard Payment Option

Standard payment option is as described in Section 3.1 b-c.

e.	If WSI does not make a selection of any of the above, beginning January of the next calendar year, IBM will invoice WSI in accordance with the Standard Payment Option.

f.	Late Payment Fee

1.	If any payments or portions thereof are not received by IBM on or before the Payable Date (“Late Payment”), IBM may impose a late fee (the “Late Payment Fee”) for the period between the Payable Date and the date IBM receives such payment in full, subject to the terms set forth below

2.	The Late Payment Fee will be equal to the lesser of [***]

3.	With respect to WSI’s election of the Annual Prepayment Option as described in Schedule C (Charges), such Late Payment Fee shall be imposed if any payment or portion thereof is not received within [***] after the Payable Date.

4.	With respect to any other payments as described in Schedule C (Charges), IBM will not impose a the Late Payment Fee unless [***]

5.	With respect to any payment, IBM will [***]

g.	Economic Change Adjustment

IBM will invoice WSI for the Economic Change Adjustment in accordance with Section 4.0 (Economic Change Adjustment).

h.	Other Charges

IBM will invoice WSI as applicable for [***] and any other agreed upon charges.

3.2 New Service

a.	If WSI requests that IBM perform services:

[***]

b.	[***]

c.	New Services Process

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 4 of 24 General

If WSI requests that IBM perform [***]

2.	Development of an amendment to the Services.

[***]

[***]

[***]

(d) WSI will promptly provide IBM with information as IBM reasonably requests in order to prepare the PCR.

(e) The PCR shall include

(i) pricing (either as fixed price, a time and materials price estimate for new Charges/expenses, or a new Baselined service, as required for the New Service, if any) and a breakdown of such Charges/expenses by items of consumption (e.g., license and maintenance fees for IBM Provided Software, number of hours of services, price, service type, etc.);

(ii) a description of any additional Service Levels to be associated with the New Service (or changes to existing Service Levels);

(iii) a schedule for commencing and completing the New Service;

(iv) a description of the new systems to be provided by IBM in connection with the New Service;

(v) a description of any other resources, including resource unit utilization, necessary to provide the New Service;

(vi) any additional components, systems, or labor resources to be provided by WSI, and any WSI facilities requirements; and

(vii) in the case of any Deliverables to be created through the provision of the proposed New Services, any ownership rights therein that differ from the provisions of the Agreement.

(f) Acceptance of PCR. WSI may accept or reject any proposed PCR. IBM will not perform any New Services for which a PCR is required unless the PCR is signed by WSI.

(g) Upon mutual execution of the PCR for New Services, the scope of the Services in the Agreement will be expanded to include such New Services.

3.3 Projects

If WSI requests IBM to perform a New Service, which IBM and WSI agree should be a Project, IBM and WSI will develop a detailed plan describing the project (the Project Plan), as further described in Schedule E. The Project Plan will state IBM’s charges for such Project, such as applicable Hourly Rates (using the rates in Schedule C unless a required skill is not on the rate table), a fixed price, or an adjustment to the charges set forth in this Agreement.

3.4 Additional/Reduced Resources: Charges and Credits

a.	Monthly Variable Charges

1.	Additional Resource Charges

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 5 of 24 General

IBM will invoice (or credit, as applicable) WSI each month of the Term (as part of the Monthly Invoice), for the ARCs (net of RRCs), if any, applicable for the prior month.

2.	Reduced Resource Credits

IBM will provide WSI with a credit against the Monthly Invoice for each month of the Term for the RRCs, if any, applicable for the prior month.

b.	Other Credits

IBM will pay any amounts due and owing to WSI pursuant to this Agreement by either paying such amount to WSI or by providing WSI with a credit against IBM’s invoice to WSI under this Agreement

4.0 Economic Change Adjustment

a.	IBM will calculate and apply an adjustment to the charges based upon economic changes (an Economic Change Adjustment or ECA) as described below beginning in [***]. The ECA will be payable on a [***]. The ECA will be determined as soon as practicable after the end of each calendar year using the formula below (the ECA Factor).

b.	IBM will invoice WSI for the ECA, if any, beginning [***] and monthly thereafter, subject to a cap of [***] cumulative from the Base Year (for example, the cap applied for calendar year [***] is [***] measured against the Base Year Index, for calendar year [***] is [***] measured against the Base Year Index). [***]

c.	WSI and IBM agree to use the December unadjusted Consumer Price Index, as published in the Summary Data from the Consumer Price Index News Release by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers (Price Index), for purposes of determining actual inflation. In the event such Price Index is no longer published or its content and format is substantially changed, WSI and IBM will substitute another comparable index published at least annually by a mutually agreeable source. [***]

d.	Actual Inflation

IBM will calculate the ECA by [***] (the Base Year Index). For each calendar year of the Term, the [***]

e.	ECA Factor

[***] Calculate the ECA Factor as follows:

ECA Factor
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(Inflation Sensitivity factor = 60%)

5.0 Calculation of ARCs and RRCs

For WSI’s usage of Resource Units (RUs), IBM will calculate ARCs and RRCs as set follows:

a.	IBM will compare the quantity of RUs actually used during the applicable measurement period (the Actual RUs), with the Baseline for that category.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 6 of 24 General

b.	If the Actual RUs exceeds the Baseline for such period, WSI will pay IBM an ARC with the current or future charges (or, if no future charges will be due, make payment to IBM) equal to the product of the ARC Rate for the applicable category, as set forth in Exhibit C-3, multiplied by the difference between the Actual RUs for that category and the Baseline.

c.	If the Actual RUs are lower than the Baseline for such period, IBM will pay WSI an RRC equal to the product of the RRC Rate for the applicable category, as set forth in Exhibit C-3, multiplied by the difference between the Actual RUs for that category and the Baseline.

d.	For all RUs, the ARC rate equals the RRC rate.

6.0 Additional or Reduced Resources: Limitations and Resource Minimums

Notwithstanding the foregoing, during each year of the Term, WSI’s Charges may only be reduced to the lesser of [***]

7.0 Financial Assumptions

a.	IBM will provide the Services to WSI during the Service Hours, as defined in Schedule A.

b.	If WSI requests IBM perform any of the following and IBM agrees to do so, IBM will provide such Services as a Project, or will consider such request a New Service:

1.	Services or support outside of the Service Hours, (except the off-hours problem resolution support, which will be provided according to the terms set forth in Schedule A, Part II, section 1.1); and

2.	Support for hardware or software not included within the Services.

c.	IBM will bear the risk of achieving and will retain the benefit of efficiencies gained by IBM in its delivery of the Services.

8.0 Termination Charge

a.	In the event WSI elects to terminate this Agreement [***]

b.	WSI may terminate [***] after the Start Date.

c.	WSI may terminate [***]

1.	providing IBM at least [***] advance written notice as set forth below [***] and

2.	paying to IBM the applicable Termination Fee as set forth in Table C-1.

d.	[***]

e.	Termination Charge

1.	Upon IBM’s receipt of WSI’s notification of its Termination of this Agreement for its convenience, IBM will invoice WSI and WSI will pay for such Termination Charge on or before the effective date of such termination.

2.	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 7 of 24 General

3.	[***]

4.	[***]

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

9.0 Technology Normalization

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 8 of 24 General

PART II: Pre-Transformation Services: Charges, Resource Units and Measurement Methodology

10.0 Fixed Charges

a.	[***]

11.0 Variable Charges

a.	[***]

b.	[***]

11.2 Pre-Transformation Resource Units

a.	[***]

b.	Storage

[***]

c.	Database

[***]

d.	Middleware Support

[***]

11.3 Groupware Services

[***]

12.0 Additional or Reduced Resources

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 9 of 24 Pre-Transformation

Part III A: ODCS Services: Establishing and Managing Baselines, Processing and Storage Capacity

1.0	Fixed Charge

1.	IBM will provide [***]

2.0	Variable Charges

a.	IBM will, [***]

b.	[***]

c.	[***]

d.	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 10 of 24 ODCS Services

Part III B: ODCS Services: Charges

1.0 Fixed Charge

a.	[***]

2.0 Variable Charges

[***]

2.1 Dedicated Environment

[***]

2.2 Shared Environment

a.	[***]

2.3 Additional Resource Units

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 11 of 24 ODCS Services

Part IV: Managed Hosting Services

1.0 Fixed Charges

1.	WSI will pay IBM [***]

2.0 Variable Charges

a.	Managed Hosting Charges

[***]

b.	Additional Monthly Variable Charges

[***]

[***]

3.0 Akamai Service Charges

[***]

4.0 Custom Database support

IBM will provide custom physical database services [***].

Custom Database Support (in hours)
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

5.0 Custom Middleware and Application Software support

IBM will provide middleware and application software support as generally described in Schedule A, Part IV, sections 3.9 and 3.10, for the Managed Hosting Services [***].

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 12 of 24 Managed Hosting Services

Custom Middleware Support (in hours)

[***]	[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]

Custom Application Support (in hours)

[***]	[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 13 of 24 Managed Hosting Services

6.0 Database Support, Middleware and Application Support: Adjustment of Hours

Database and the Middleware and Application support hours will be reviewed [***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 14 of 24 Managed Hosting Services

Exhibit C-1

General

All items listed on these Exhibits are expressed in US Dollars unless otherwise specified in this Agreement. All years are calendar years beginning on January 1 at 00:01 hours Pacific Time and ending on December 31 at 24:00 hours Pacific Time, except for the first year 2004, which is from October 16, 2004 through and including December, and the last year of the Term 2009, which commences in January 2009 and terminates on October 15, 2009.

Williams-Sonoma Inc.

IBM Project Office Address:

Start Date: October 16, 2004

Expiration Date: October 15, 2009

NOTE: the table C-1 Charges represented represent full monthly charge for the months depicted. Actual Charges will be adjusted for any partial months.

IBM-WSI Confidential	Page 15 of 24 Tables

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 16 of 24 Tables

[***]	[***]		[***]		[***]		[***]		[***]		[***]		[***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
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[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]
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[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]
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[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]
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[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]
[***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]	[	***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 17 of 24 Tables

[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 18 of 24 Tables

[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]
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[***]
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[***]
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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 19 of 24 Tables

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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 20 of 24 Tables

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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 21 of 24 Tables

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[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 22 of 24 Tables

Exhibit C-2: Financial Responsibilities Matrix

Financial Responsibilities Matrix

Description	Responsibility
	IBM	WSI
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]
[***]
[***]		[***]
[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]
[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]
[***]		[***]
[***]		[***]
[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]
[***]		[***]
[***]	[***]
[***]		[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 23 of 24 Tables

Financial Responsibilities Matrix

Description	Responsibility
	IBM	WSI
[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]
[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]	[***]
[***]		[***]
[***]	[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]

Although particular items, which are not within the Services of this Agreement, may be identified in the Financial Responsibilities Matrix above, there is no intent to imply that items which are not identified are within the Services. WSI’s and IBM’s financial responsibilities are defined fully in the Schedules to this Agreement.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM-WSI Confidential	Page 24 of 24 Tables

Services Agreement

between

WSI and IBM

Schedule D

Transition

IBM/WSI Confidential	Page 1 of 7

Part 1: Pre-Transformation: Transition Phase 1 Plan
1.0	Transition Activities	3
2.0	Transition Phase 1 Overview	3
3.0	General Roles and Responsibilities	4
4.0	Human Resources Transition Plan	5
Part II: WSI IT Optimization: Transition Phase 2 Plan
1.0	Introduction	6
2.0	ODCS Services: Dedicated and Shared Environments	6
3.0	AIX Systems [***]: Transition Phase 2 Plan	6
4.0	Intel Systems: Transition Phase 2 Plan	6
5.0	iSeries (AS/400) Transition Phase 2 Plan	6
6.0	E-Commerce Transition Phase 2	7
7.0	Transition Phase 2 Activities: General	7

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 2 of 7

Introduction

a.	This Schedule sets forth an outline of:

1.	in Part I, the Transition Phase 1 activities IBM will perform during the Transition Phase 1 Period, estimated to be completed by first ninety (90) days after the Effective Date, and

2.	in Part II, the Transition Phase 2 activities IBM will perform in planned stages during the Term.

Part 1: Pre-Transformation: Transition Phase 1 Plan

1.0 Transition Activities

a.	Within thirty (30) days after the Start Date, a team of the appropriate IBM and WSI employees and their Subcontractors (the Transition Team) will draft a detailed Transition Phase 1 Plan. The Transition Phase 1 Plan will identify, describe, and document:

1.	the specific objectives of each portion of the Transition Phase 1 Plan;

2.	the equipment, software and resources WSI and IBM require to complete the Transition during the Transition Phase 1 Period;

3.	the technical assumptions and dependencies inherent in the Transition Phase 1 Plan;

4.	any unique Transition Phase 1 requirements related to the WSI facilities; and

5.	the required time frames, activity dates and people responsible for individual tasks throughout the Transition Phase 1 Period.

b.	The Transition Phase 1 Plan will specify WSI’s and IBM’s respective Transition Phase 1 responsibilities. It will contain descriptions and schedules for the required tasks.

c.	Upon completion of the Transition Phase 1 Plan, the Transition Team will meet regularly as mutually agreed, and will review and update the Transition Phase 1 Plan to reflect mutually agreed upon changes such as revisions to schedules, resource requirements, dependencies, and priorities.

2.0 Transition Phase 1 Overview

a.	Transition Objectives

In general, the Transition Phase 1 objectives include:

1.	transferring the Services from WSI to IBM with minimal disruption to WSI’s operations;

2.	identifying and addressing any business or technical issues or both that may impact Transition Phase 1;

3.	implementing the SMC disciplines described in Schedule A (Services) into WSI’s operating environments to maintain the appropriate controls and to provide the agreed levels of Service to WSI;

4.	providing Transition Phase 1 status updates and information to WSI’s management;

5.	developing the Policy and Procedures Manual, including establishing quality and customer satisfaction processes and procedures;

6.	identifying IBM and WSI employee training requirements;

7.	identifying and establishing the system and process linkages IBM requires to provide the Services.

b.	Transition Phase 1 Methodology

IBM/WSI Confidential	Page 3 of 7

IBM’s Transition Phase 1 methodology provides that:

1.	WSI and IBM will each appoint an individual (each a Transition Manager and collectively the Transition Managers) who will be responsible for overseeing the completion of its Transition Phase 1 Plan responsibilities and coordinating activities with the other. The IBM Transition Manager and the WSI Transition Manager will work together to facilitate the completion of the Transition Phase 1 Plan activities according to the agreed schedule and processes, and will meet regularly to review the status of the Transition Phase 1 Plan activities and to address any issues.

2.	Transition Team members will be assigned specific tasks to be accomplished within the time frames set forth in the Transition Phase 1 Plan. Required coordination will take place through the Transition meetings chaired by the Transition Managers. The Transition Managers will determine the frequency and location of all scheduled meetings.

3.	Each Transition Team member will present issues, concerns and comments to the attention of the Transition Managers at the scheduled meetings or as necessary. The plan for resolving issues, including the identification of the responsible team members and the scheduled dates for resolution, will be agreed to at the Transition meetings.

3.0 General Roles and Responsibilities

a.	IBM Responsibilities

IBM will take the leadership role in the development and implementation of the Transition Phase 1 Plan. IBM will establish a Transition project office, manage Transition status meetings, and track and report on the status of all tasks. IBM will provide regular updates to WSI management describing the following:

1.	activities scheduled during the current reporting period;

2.	activities planned for the next reporting period; and

3.	change control activity:

(a) cumulative,

(b) approved,

(c) rejected,

(d) in progress, concerns, and

(e) recommendations.

b.	WSI Responsibilities

WSI is responsible for assigning the appropriate employees to the Transition Team to assist IBM in the development and implementation of the Transition Phase 1 Plan. WSI is responsible for providing the resources necessary to perform its responsibilities set forth in the Transition Phase 1 Plan, including:

1.	assigning the appropriate employees and Subcontractors to develop, jointly with IBM under IBM’s leadership and direction, individual Transition Phase 1 Plan chapters and identify the tasks required to complete Transition Phase 1;

(a) Transition Project Manager

(b) Appropriate subject matter experts from the following areas to provide input and approvals for Transition Plan development (and execution, as required by the plan)

(c) WSI Application Support Team

(d) WSI Network team

IBM/WSI Confidential	Page 4 of 7

(e) WSI Security

(f) Other roles as may be jointly determined.

2.	providing representation and input from the End User organizations as required to define the criteria for the Phase 1 Transition of operations;

3.	providing IBM’s employees with access to the WSI Facilities and systems affected by the Transition Phase 1 or required by IBM in order to provide the Services;

4.	providing, to the extent available, current documentation related to Transition Phase 1; and

5.	approve Transition Phase 1 Plan.

4.0 Human Resources Transition Plan

[***]

4.1 Human Resources Transition Timeline

a.	Timeline assumes that IBM is permitted to:

[***]

b.	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 5 of 7

Part II: WSI IT Optimization: Transition Phase 2 Plan

1.0 Introduction

[***]

2.0 ODCS Services: Dedicated and Shared Environments

IBM will provide the ODCS services in [***] versions (as further described in Schedule A):

a.	[***]

b.	[***]

3.0 AIX Systems [***]: Transition Phase 2 Plan

3.1 Overview: device migration

a.	[***]

3.2 Overview: workload migration

a.	[***]

3.3 AIX: new project capacity

[***]

a.	[***]

b.	[***]

c.	[***]

3.4 Other “existing Unix” migration

a.	[***]

4.0 Intel Systems: Transition Phase 2 Plan

4.1 Intel: Server Consolidation

a.	[***]

b.	[***]

c.	[***]

4.2 Intel: New Project Capacity

a.	[***]

5.0 iSeries (AS/400) Transition Phase 2 Plan

[***]

5.1 Activities Q3-4, 2004

a.	[***]

5.2 Activities Q1, 2005

a.	[***]

5.3 Activities Q2, 2005

a.	[***]

b.	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 6 of 7

5.4 Activities 2007

a.	[***]

6.0 E-Commerce Transition Phase 2

6.1 Activities

a.	[***]

b.	[***]

c.	[***]

d.	[***]

6.2 LPARs

a.	[***]

b.	[***]

c.	[***]

7.0 Transition Phase 2 Activities: General

7.1 Services Migration Activities – ODCS

a.	IBM will:

[***]

b.	WSI responsibilities:

[***]

7.2 Additional Transition Phase 2 Activities: Managed Hosting Environment

a.	[***]

b.	WSI is responsible for:

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 7 of 7

Services Agreement

between

WSI and IBM

Schedule E

Projects

IBM / WSI Confidential	Page 1 of 11

Part I: General
1.0	Introduction	3
2.0	Project Management Process	3
Part II: Projects
Project 1: WSI Server Consolidation Project
1.0	Project Scope and Approach	7
2.0	Definitions	7
3.0	Phase 1: Server Study	7
4.0	Phase 2: Application Assessment	8
5.0	Phase 3: Implementation	9
6.0	Server Consolidation Scope	10
7.0	Estimated Schedule	11
8.0	Server List by Wave	11

IBM / WSI Confidential	Page 2 of 11

Part I: General

1.0 Introduction

This Schedule describes

a.	in Part I, the overall Project management process that will be implemented in order to support delivery of Projects and

b.	in Part II, the Projects to be performed under this Agreement.

c.	Any additional Projects may be added pursuant to the PCR process.

2.0 Project Management Process

a.	A Project is work performed by IBM under the Agreement that spans a specific period of time within the Term of the Agreement and is defined by the achievement of defined target outcomes or objectives. IBM will perform all Projects under a Project Change Request (PCR). Projects will be subject to charges in addition to the charges set forth in the Agreement to the extent that (i) the Project is not a Project specifically within the scope of the Agreement such as the Server Consolidation Project; (ii) the Project consists of New Services; (iii) the Project consists of material changes to the scope of the Services and the Agreement does not set forth a pricing methodology to address such material changes (e.g., Services in excess of the volume of Services provided under the Agreement; and Services on an expedited basis); or (iv) the Project consists of Services for which the parties expressly agree not to use the charging methodology set forth in the Agreement.

b.	IBM’s Project management process is based upon the premise that the IBM Project Executive has overall responsibility and accountability to meet agreed upon quality, cost, schedule and technical objectives of the Project.

c.	WSI and IBM will each assign an individual to a Project (each a Project Manager and collectively the Project Managers) who has the authority to represent and bind WSI and IBM, respectively, for that Project and who will have specific operational roles as described below and further delineated in the Project Plan. A Project Manager may be assigned to oversee more than one Project at a time. WSI and IBM will each provide the other reasonable advance written notice of a change to their respective Project Manager and will discuss any objections the other has to such change.

d.	WSI and IBM will develop a Project Plan as specified in Section 4.0 below, as applicable. Upon WSI’s and IBM’s signature of such Project Plan, the Project Plan will be assigned a sequential number and will be attached to, and become a part of, this Schedule, for example, Project Plan E-1 (Title), Project Plan E-2 (Title). The terms and conditions of this Agreement will apply to all Projects, except to the extent expressly amended by the applicable Project Plan.

2.2 Project Managers

a.	IBM Responsibilities

The IBM Project Manager will:

1.	be the single-point-of-contact to WSI for establishing and maintaining communications through the WSI Project Manager regarding the Project;

2.	develop the detailed Project Plan in conjunction with the WSI Project Manager;

3.	measure, track and evaluate progress against the Project Plan;

4.	maintain files of the Project Plan and any associated documentation;

5.	manage the Project for IBM including planning, directing, and monitoring all Project activities;

6.	establish the IBM Project team and, in conjunction with the WSI Project Manager, orient team members regarding the Project management process and the Project Plan, including individual responsibilities, Deliverables, and schedules;

IBM / WSI Confidential	Page 3 of 11

7.	provide operational guidance to, manage and be accountable for the performance of IBM’s employees and Subcontractors assigned to the Project;

8.	define and monitor the support resources required for the Project;

9.	implement all changes consistent with the Project change control process set forth in Section 2.4 (Project Change Control) of this Schedule and Schedule A Part I, section 3.6;

10.	resolve deviations from the Project Plan with the WSI Project Manager;

11.	address the resolution of Project issues;

12.	plan, schedule, conduct and participate in periodic Project planning, review, status meetings, as applicable, including review of the work products being produced;

13.	coordinate and schedule the attendance of IBM’s employees and Subcontractors, as appropriate, at such periodic planning, review, and status meetings; and

14.	provide periodic written status reports to WSI that provide information such as schedule status, technical progress, issue identification and related action plans.

b.	WSI Responsibilities

WSI Project Manager responsibilities:

1.	be the single-point-of-contact for the management of WSI’s obligations under the Project;

2.	serve as the interface between the Project team members and WSI’s business functions, units, or Affiliates participating in the Project;

3.	define WSI’s business and technical requirements for each Project;

4.	assist IBM in IBM’s development of the detailed Project Plan and validate that the Project Plan meets WSI’s business and technical requirements;

5.	establish the WSI Project team and, in conjunction with the IBM Project Manager, orient team members regarding the Project management process and the Project Plan, including individual responsibilities, Deliverables, and schedules;

6.	provide operational guidance to, manage and be accountable for the performance of WSI’s employees and Subcontractors assigned to the Project;

7.	implement all changes consistent with the Project change control process set forth in Section 2.4 (Project Change Control) of this Schedule and Schedule A Part I, Section 3.6;

8.	participate in and provide necessary support during periodic Project planning, review, and status meetings, as scheduled by IBM;

9.	obtain and provide information, data, decisions and approvals, within the agreed time period, which, for existing Projects, will be within five business days of IBM’s request, unless otherwise mutually agreed;

10.	coordinate and schedule the attendance of WSI employees and Subcontractors, as appropriate, at planning, review, and status meetings scheduled by IBM;

11.	assist in the resolution of Project issues and escalate within WSI’s management as needed;

12.	assist IBM in resolution of deviations from the Project Plan;

13.	participate in periodic Project reviews, as requested by IBM; and

IBM / WSI Confidential	Page 4 of 11

14.	review the Deliverables to determine if they meet the Completion Criteria set forth in the applicable Project Plan and, within the specified time frame, inform the IBM Project Manager in writing of the results of such review.

2.3 Project Plan

A Project Plan should contain the following information:

a.	Project Managers

This section will identify WSI’s and IBM’s respective Project Managers including name, address, telephone number, pager number, and fax number.

b.	Purpose and Scope of Work

This section will provide a summary of the overall purpose of the Project and define the scope of work to be performed.

c.	Assumptions and Dependencies

This section will describe any key assumptions or dependencies upon which the Project was based or is dependent upon for successful completion, or both.

d.	Definitions

This section will define any terms specific to the Project.

e.	IBM Responsibilities

This section will describe the responsibilities that IBM is required to perform in order to complete the Project.

f.	WSI Responsibilities

This section will describe the responsibilities that WSI is required to perform in order to complete the Project.

g.	Required Equipment and Materials

This section will list all required equipment and materials including, hardware and software, that WSI or IBM must provide in order to facilitate completion of the Project.

h.	Deliverables

This section will provide a description of any items to be delivered by IBM under the Project.

i.	Estimated Schedule

This section will provide the estimated schedule for completion of the Project, including any milestones and target dates for completion.

j.	Completion Criteria

This section will state the criteria that IBM must meet in order to satisfy its obligations under the Project.

k.	Charges

This section will specify the applicable charges, if any, for the Project (for example, included within the Annual Services Charge or performed for additional charges on a fixed price or time and materials basis).

l.	Additional or Unique Terms and Conditions

IBM / WSI Confidential	Page 5 of 11

This section will identify terms and conditions, if any, in addition to or different from the terms and conditions of this Agreement.

2.4 Project Change Control

A Project may be changed only by a writing signed by authorized representatives of WSI and IBM. Either WSI or IBM may request a change to a Project subject to the following Project change control process:

a.	All requests for a change to a Project will be submitted in writing by the requesting Project Manager (a Project Change Request or PCR). The PCR will reference the Project, describe at a reasonable level of detail the change, the rationale for the change and the impact the change may have on the Project both if it is accepted and if it is rejected.

b.	The Project Managers will review the Project Change Request and either:

1.	approve the change by authorized representatives of WSI and IBM signing the PCR. Upon such approval, the change will be implemented; or

2.	agree in writing to submit the PCR for further investigation, and WSI to pay IBM for any WSI authorized charges, if any, for IBM’s investigation. Such investigation will determine the technical merits and the effect on price, schedule, and other terms and conditions that may result from the implementation of the PCR. WSI and IBM will then agree to mutually approve or reject the PCR. If WSI and IBM do not agree, either IBM or WSI may submit such PCR to the Project Executives for resolution; or

3.	reject the PCR. If rejected, the PCR will be returned to the requesting Project Manager along with the reason for rejection.

2.5 Project Completion

IBM will notify WSI in writing when the Completion Criteria for a Deliverable or a Project has been met. The parties shall utilize the Acceptance Process set forth in Appendix E-1 to document project completion criteria.

IBM / WSI Confidential	Page 6 of 11

Part II: Projects

Project 1: WSI Server Consolidation Project

1.0 Project Scope and Approach

IBM will employ IBM’s “IT Optimization Methodology” to consolidate WSI servers, as further described below, as a part of the migration from WSI’s Pre-Transformation Phase to the Post-Transformation Phases (ODCS and Managed Hosting) described in Schedule A.

While IBM is executing the Server Consolidation project as set forth below, IBM will continue to provide the general ongoing support functions described in Schedule A, including application support (i.e., Groupware support).

The scope of the Server Consolidation project includes any application work for the applications supported by IBM (set forth in Schedule G, Appendix G-2) that will run on the consolidated servers (e.g., Groupware).

2.0 Definitions

a.	“Acceptance Criteria” refers to the test plan, test scripts and test data (and where applicable, performance metrics) which will be used throughout the migration project to verify that the objectives of the project have been met, and hence signify completion.

b.	“Application Code” refers to all necessary source code, build scripts, makefiles etc. required to build the Applications to be migrated.

c.	“Application Data” refers to all necessary data containers/files required by Applications which are to be migrated.

d.	“Applications” refers to the WSI’s various applications (both homegrown applications, and commercial packages) to be consolidated.

e.	“Code Synchronization Point” shall mean any designated point during the project at which IGS/SO and/or WSI may provide IBM with updated Application Code and/or updated Acceptance Criteria.

f.	“Phase” refers to a portion of the Server Consolidation implementation project discussed in this document. Phases 1, 2, and 3 are repeated for each of the waves of servers to be consolidated (see below).

g.	“Wave” refers to a set of servers being consolidated and moved into production in a new environment. [***]

3.0 Phase 1: Server Study

3.1 Validate Data

IBM will:

a.	re-validate IBM’s preliminary analysis – review completed data collection spreadsheets and questionnaires;

b.	conduct onsite interviews at WSI – including conducting a workshop and/or interviewing key personnel for additional required information regarding WSI’s architecture, server, application, and application support information;

c.	Re-verify consolidation solutions; and

d.	validate solutions with WSI.

3.2 Server Consolidation/IT Optimization Analysis

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM / WSI Confidential	Page 7 of 11

IBM will:

a.	analyze the server infrastructure and application information to verify servers identified for consolidation using proprietary tools and techniques, based on infrastructure and application information; and

b.	identify a sequenced approach to consolidation.

3.3 Solution Design

IBM will:

a.	Based on above, provide solution design; and

b.	Finalize sequenced approach to consolidation schedule.

3.4 Provide Server Study Report

IBM will:

a.	Document inventory;

b.	Document general findings;

c.	Document recommendations for consolidation; and

d.	Document rationale for any servers not included.

3.5 Deliver Solution Design

IBM will:

a.	provide a summary of activities;

b.	revalidate conclusions reached; and

c.	revalidate final recommendations.

4.0 Phase 2: Application Assessment

4.1 Perform Detailed Assessment

a.	IBM will:

1.	assess all WSI applications (including to provide a data collection worksheet to assist WSI in the collection of the data needed to complete this activity);

2.	conduct interviews and Application Code Analysis to provide IBM Application Engineers “AE(s)” with further information about the application(s) through;

(a) code analysis,

(b) interviews with WSI Subject Matter Experts,

(c) examination of documentation,

(d) and observing applications in production use.

3.	analyze the Application Code (using IBM proprietary tools and methods) to determine application scope and complexity; and

4.	provide WSI with a Situational Analysis Questionnaire. WSI is responsible for collecting the necessary information required by the IBM AE(s).

b.	IBM AE(s) will:

1.	perform Application Code inventory;

2.	perform Application Code complexity analysis;

3.	perform third-party product usage analysis;

IBM / WSI Confidential	Page 8 of 11

4.	create the Application Code Inventory document;

5.	define Migration Approach; and

6.	analyze third party applications used and determine any need for modifying/replacement so that the ported application will work in the new environment.

4.2 Prepare and Deliver Application Assessment Report

IBM will:

a.	document the results of the assessments, its recommendations, and implementation recommendations in a formal report document.

b.	The specific activities to be performed are:

1.	document inventory;

2.	situation analysis;

3.	migration / consolidation approach;

4.	third party application requirements;

5.	test requirements;

6.	provide an estimate of WSI resources required to support, identifying types of skills and the estimated amount of time required to support Consolidation Project activities;

7.	prepare migration assessment report; and

8.	prepare a high-level project plan.

4.3 Implementation Planning

IBM will:

a.	revalidate servers to be consolidated.

b.	confirm that each application has been analyzed.

c.	create a high-level project plan that will:

1.	document the consolidations of these servers with their associated applications; and

2.	document WSI consolidation priorities and time frames based on IBM recommendations.

5.0 Phase 3: Implementation

IBM will implement the plan to move, consolidate, test and deploy the binary code and data files, as follows:

5.1 Implementation Activities - General

a.	System Build: IBM to provide the hardware and software environment to support the baseline, development and production environments.

b.	Baseline Test: performed by IBM with WSI assistance to produce valid acceptance criteria and test plans. Baseline Test confirms that the application source-code provided is operational and complete, and allows IBM to review the applications as they go through the Acceptance Testing process.

c.	Test Script Creation – performed by WSI with IBM assistance to produce valid acceptance criteria and test plans.

d.	Migration/Port/Recompile Stage: IBM will move binaries, files, user accounts, install Commercial off the Shelf applications (COTS).

IBM / WSI Confidential	Page 9 of 11

5.2 Validation

a.	Data Port for Testing – A subset of data will be ported for testing purposes.

b.	Reset User Accounts and System Test Stage – IBM will run the previously specified Acceptance Tests against the ported applications running on the target platforms until the applications meet the success criteria defined by the Acceptance Tests. Once an application has been tested, they will be moved to the appropriate LPAR(s) on production-ready systems for final Acceptance and Consolidation Testing.

c.	Acceptance and Consolidation Test Stage – IBM and WSI is responsible for performing the final Acceptance Test on the applications. Test results will be validated against the Acceptance Test Criteria. IBM will make corrections to any applications that fail to produce the expected results. Once all of the applications within a given WSI Line of Business have been validated against the Acceptance Test Criteria, they will be scheduled for deployment and cutover to production. For multiple applications that will be consolidated to a single LPAR integration testing may be required. This work will be a component of Acceptance Testing.

d.	Reset Domains, Final Data Port and Deployment Stage – IBM will plan and execute the final deployment/cutover to production of all applications and data.

5.3 Application Deployment

a.	Production Cutover Planning – develop cut-over plans for network, scheduling, acceptance testing, contingency (fall back) strategy, sign-off process and following support planning.

b.	Resume Infrastructure Support after Cutover: day to day activities required for supporting the infrastructure.

6.0 Server Consolidation Scope

[***]

a.	[***]

b.	[***]

c.	[***]

d.	[***]

6.2 Consolidation Scheduling

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]			[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]			[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM / WSI Confidential	Page 10 of 11

6.3 Scope Definition and Limit

a.	Assumptions:

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

b.	The following are out-of-scope activities:

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

c.	WSI Responsibilities:

1.	[***]

2.	[***]

3.	[***]

4.	[***]

7.0 Estimated Schedule

a.	[***]

8.0 Server List by Wave

Schedule G Attachment G-6 sets forth the list of servers designated for Wave 1, Wave 2 and Wave 3 consolidation; the actual list is subject to change via the PCR process.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM / WSI Confidential	Page 11 of 11

Services Agreement

between

WSI and IBM

Schedule F

Affected Employees

IBM / WSI Confidential	Page 1 of 5

1.0	Introduction	3
2.0	Employment Terms	3
Exhibit F-1		4
Affected Employees		4
Exhibit F-2		5
Hired Employees		5

IBM / WSI Confidential	Page 2 of 5

1.0 Introduction

This Schedule describes the responsibilities of IBM and WSI with respect to the Affected Employees and Hired Employees.

a.	Defined Terms

[***]

2.0 Employment Terms

a.	Offers of Employment

Before the Effective Date:

[***]

b.	[***]

[***]

c.	Vacation and Holidays

[***]

d.	[***]

[***]

e.	[***]

[***]

f.	[***]

[***]

g.	[***]

[***]

h.	[***]

[***]

i.	[***]

[***]

j.	Other Responsibilities

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM / WSI Confidential	Page 3 of 5

Exhibit F-1

Affected Employees

[***]

Affected Employees
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM / WSI Confidential	Page 4 of 5

Exhibit F-2

Hired Employees

Hired Employees
Name	Employee Identification Number
[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM / WSI Confidential	Page 5 of 5

Services Agreement

Between

WSI and IBM

Schedule G:

Components, Supported Systems, and Infrastructure Documentation

IBM/WSI Confidential	Page 1 of 87

Part I: IBM Pre-Transformation Services	4
Section 1: IBM Components	4
1.1 IBM Components	4
Section 2: WSI Components	4
2.1 WSI SAN Environment	4
2.2 WSI NAS Environment	5
2.3 WSI Software: List	6
2.4 WSI Servers	6
Section 3: Supported Servers	6
3.1 Intel Servers: Non-eCommerce	6
3.2 Intel Servers: eCommerce	8
3.3 UNIX HA Servers:	8
3.4 UNIX Servers	9
3.5 UNIX Partitions	10
3.6 AS/400 LPAR	11
Section 4: Storage	11
4.1 Intel SAN/NAS/ Local Storage Management	11
4.2 UNIX SAN/NAS Local Storage Management	12
4.3 AS/400 Storage	12
Section 5: Database	12
5.1 Intel Type 1 Database Instances	12
5.2 UNIX Database Instances	13
Section 6: Middleware	13
6.1 Intel MQSeries Instances	13
6.2 UNIX MQSeries Instances	14
6.3 iSeries – AS/400	14
Section 7: Jobs and Batch Operations	15
Section 8: Application Monitoring and/or Support	15
Section 9: Groupware	15
Section 10: WSI Service Locations	16
10.1 IBM on Site Support	16
10.2 IBM Remote Support	16
Part II: Post Transformation, On Demand Data Center (ODCS) Services	17
Section 1: IBM Components	17
1.1 [***]	17
1.2 [***]	17
Section 2: WSI Components	17
2.1 [***] Hardware	17
2.2 WSI Components: Software	17
Section 3: Supported Servers	18
3.1 Intel CPU Hours and Virtual Machines (VM)	18

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 2 of 87
Pre-Transformation Services

3.2 AIX Partitions and CPU Hours – Dedicated and Shared	18
3.3 AS/400 CPU Hours and LPARs	20
Section 4: Storage	21
4.1 [***]	21
4.2 AS/400 Storage	22
Section 5: Database	22
5.1 Intel Database VMs and Type 1 Database: SQL Instances	22
5.2 Type 1 Database: Oracle-AIX and Oracle-Intel Instances	23
5.3 Type 2 Database: Oracle-AIX and Oracle-Intel Instances	23
5.4 AIX Database Partitions[***]	24
[***]	24
Section 6: Middleware	25
6.1 Intel MQseries Instances	25
6.2 AIX MQ Series and AIX WebSphere Application Server Instances	25
6.3 AS/400 MQSeries and AS/400 Mimix Instances	26
Section 7: Jobs and Batch Operations	27
7.1 AIX Production Control Jobs	27
7.2 AS/400 Production Control Jobs	27
7.3 Intel Batch Jobs	27
Section 8: Application Monitoring and/or Support	27
Part III: Post Transformation: IBM Managed Hosting Services	28
Section 1: IBM Components	28
1.1 Boulder Site - Production Environment	28
1.2 Boulder Site – Integration/Test and QA Environment	29
1.3 Southbury Site - Production Environment – Southbury Site	30
1.4 Internet Connectivity	31
1.5 IBM Provided Software	31
Section 2: WSI Components	32
2.1 WSI Components	32
2.2 WSI Software	32
Section 3: Supported Servers	32
3.1 AIX Partitions, Intel VMs and CPU Hours (Dedicated and Shared)	32
Section 4: Storage	36
4.1 AIX and Intel Storage (in 8 GB Blocks)	36
Section 5: Database	39
Section 6: Middleware Support	40
Appendix G-1: WSI Software	41
Appendix G-2: IBM Supported Software	46
Appendix G-3: Monitored Software	49
Appendix G-4: WSI Network Diagram	67
Appendix G-5: Pre-Transformation Database Reference (Type 1/ Type 2)	68
Appendix G-6: WSI Server List	70

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 3 of 87
Pre-Transformation Services

Part I: IBM Pre-Transformation Services

Section 1: IBM Components

1.1 IBM Components

[***]

Section 2: WSI Components

[***]

2.1 WSI SAN Environment

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 4 of 87
Pre-Transformation Services

[***]

2.2 WSI NAS Environment

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 5 of 87
Pre-Transformation Services

[***]

2.3 WSI Software: List

[***]

2.4 WSI Servers

[***]

Section 3: Supported Servers

Categorization of Servers: Low, Medium, High

•	Low = Infrastructure, File/Print and Unknown Servers

•	Medium = Application, Web and Mail Servers

•	High = Database Server

Appendix G-6 designates server categorization (Low, Medium, or High) by individual Server. Appendix G-6 is listed for individual server identification purposes only, and not to provide a baseline of total servers in scope by server type. Server Baseline volumes are provided pursuant to the following Tables in this section 3.

3.1 Intel Servers: Non-eCommerce

[***]							[***]
[***]							[***]
	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 6 of 87
Pre-Transformation Services

[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]							[***]
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[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]							[***]
[***]							[***]
	2004	2005	2006	2007	2008	2009		2004	2005	2006	2007	2008	2009
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 7 of 87
Pre-Transformation Services

[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.2 Intel Servers: eCommerce

[***]							[***]
[***]							[***]
	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.3 UNIX HA Servers:

[***]							[***]
[***]							[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 8 of 87
Pre-Transformation Services

3.4. UNIX Servers

[***]							[***]
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[***]							[***]
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[***]							[***]
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[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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3.5 UNIX Partitions

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3.6 AS/400 LPAR

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Section 4: Storage

4.1 Intel SAN/NAS/ Local Storage Management

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4.2 UNIX SAN/NAS Local Storage Management

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4.3 AS/400 Storage

[***]

Section 5: Database

5.1 Intel Type 1 Database Instances

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5.2 UNIX Database Instances

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Section 6: Middleware

6.1 Intel MQSeries Instances

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6.2 UNIX MQSeries Instances

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6.3 iSeries – AS/400

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Section 7: Jobs and Batch Operations

[***]

Section 8: Application Monitoring and/or Support

Appendix G-2 sets forth the Supported Applications, and

Appendix G-3 sets forth the Monitored Applications.

Section 9: Groupware

IBM will provide Groupware support services as described in Schedule A, Part II, Section 4.0, for the following applications:

a.	[***]

b.	[***]

c.	[***]

d.	[***]

e.	[***]

f.	[***]

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Section 10: WSI Service Locations

10.1 IBM on Site Support

Data Centers

Rocklin, CA – Primary Production Data Center

San Francisco, CA – Production and Backup

10.2 IBM Remote Support

eCommerce Collocation Facilities: AT&T Ashburn, VA

Call Centers:

Camp Hill, PA

Las Vegas, NV

Oklahoma City, OK

Distribution Centers:

Memphis, TN

Olive Branch

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Part II: Post Transformation, On Demand Data Center (ODCS) Services

Section 1: IBM Components

1.1 [***]
	–	[***]
1.2 [***]
	–	[***]

Section 2: WSI Components

2.1 [***] Hardware

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2.2 WSI Components: Software

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Section 3: Supported Servers

3.1 Intel CPU Hours and Virtual Machines (VM)

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3.2 AIX Partitions and CPU Hours – Dedicated and Shared

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[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.3 AS/400 CPU Hours and LPARs

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Section 4: Storage

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[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

4.1 [***]

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[***]		[***]	[***]	[***]	[***]
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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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4.2 AS/400 Storage

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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Section 5: Database

5.1 Intel Database VMs and Type 1 Database: SQL Instances

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[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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ODCS Services

5.2 Type 1 Database: Oracle-AIX and Oracle-Intel Instances

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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

5.3 Type 2 Database: Oracle-AIX and Oracle-Intel Instances

[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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5.4 AIX Database Partitions

[***]

[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

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[***]			[***]	[***]	[***]	[***]
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[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
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[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]
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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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ODCS Services

Section 6: Middleware

6.1 Intel MQseries Instances

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[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

6.2 AIX MQ Series and AIX WebSphere Application Server Instances

[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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ODCS Services

[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

6.3 AS/400 MQSeries and AS/400 Mimix Instances

[***]							[***]
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[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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ODCS Services

Section 7: Jobs and Batch Operations

7.1 AIX Production Control Jobs

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[***]		[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

7.2 AS/400 Production Control Jobs

[***]

7.3 Intel Batch Jobs

[***]

Section 8: Application Monitoring and/or Support

Appendix G-2 sets forth the Supported Applications, and

Appendix G-3 sets forth the Monitored Applications.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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ODCS Services

Part III: Post Transformation: IBM Managed Hosting Services

Section 1: IBM Components

1.1 Boulder Site - Production Environment

[***]

[***]	[***]
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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Managed Hosting Services

[***]	[***]
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[***]	[***]
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1.2 Boulder Site – Integration/Test and QA Environment

[***]

[***]	[***]
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[***]	[***]
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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Managed Hosting Services

[***]	[***]
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1.3 Southbury Site - Production Environment – Southbury Site

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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Managed Hosting Services

[***]	[***]
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[***]	[***]
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1.4 Internet Connectivity

[***]
[***]
[***]
[***]

[***]
[***]

[***]
[***]
[***]

1.5 IBM Provided Software

[***]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Managed Hosting Services

Section 2: WSI Components

2.1 WSI Components

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2.2 WSI Software

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Section 3: Supported Servers

3.1 AIX Partitions, Intel VMs and CPU Hours (Dedicated and Shared)

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Section 4: Storage

4.1 AIX and Intel Storage (in 8 GB Blocks)

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Section 5: Database

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Section 6: Middleware Support

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Appendix G-1: WSI Software

WSI Supported Software

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Appendix G-2: IBM Supported Software

IBM Supported Software

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Appendix G-3: Monitored Software

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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Appendix G-4: WSI Network Diagram

[***]

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Appendix G-5: Pre-Transformation Database Reference (Type 1/ Type 2)

Pre-Transformation Database Reference (Type 1/Type 2)

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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Appendix G-6: WSI Server List

WSI Servers

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[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IBM/WSI Confidential	Page 83 of 87
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IBM/WSI Confidential	Page 87 of 87
Appendices

Services Agreement

between

WSI and IBM

Schedule H

WSI Safety and Security Policies

IBM / WSI Confidential	Page 1 of 5

Safety in the Workplace

WE ARE CONCERNED WITH THE GENERAL WELFARE AND SAFETY OF OUR ASSOCIATES AND CUSTOMERS. SAFETY BEGINS WITH YOU. WE ENCOURAGE YOU TO TAKE AN ACTIVE INTEREST IN SAFETY AND IN PERFORMING YOUR WORK IN A SAFE WAY.

Safety Procedures

Periodic inspections are performed to identify and correct potential safety hazards. However, if you discover a safety hazard (for example: frayed carpet or unstable furniture), inform your manager/supervisor. He/she will notify the proper department.

General Guidelines

Specific safety programs and procedures may exist at your location. Ask your managers/supervisor. Please adhere to the following guidelines to prevent accidents and promote a safe working environment:

•	Use the proper technique when lifting: Bend your knees, grasp the load firmly, lift using leg muscles and keep your back straight. Do not lift awkward or heavy items alone; request assistance.

•	Keep your work area clean and free of obstructions, such as spills or cords.

•	Use ladders to retrieve out-of-reach items; do not climb on shelves, racks, chairs, desks, etc.

•	Keep fire exits and electrical panel boxes clear of obstructions at all times.

•	Use appropriate cutting tools when opening boxes. Cut away from your body and replace dull blades.

Accident Reporting

In the event of a work-related associate injury or accident, notify your manager/supervisor or Human Resources representative regardless of how minor the accident may appear. In the event of an emergency requiring immediate medical assistance, call 911. Otherwise, if medical treatment is required, your manger/supervisor or Human Resources representative will refer you to the closest participating medical facility.

First-Aid Kits

In the event of minor injuries, first-aid kits are provided at al Company locations.

Fire and Evacuation Plans

Fire safety is everyone’s business. Always know the location of exits and the location of your fire extinguishers. If you must evacuate, use the nearest safe emergency exit. Direct associates, customers and guests who need assistance. Once outside, keep a safe distance away from the structure and follow the instructions of emergency personnel.

Use of Fire Extinguishers

Always call the fire department when a fire has occurred. Extinguishers should only be used on small fires, such as a small trashcan. For a larger fire, call 911 and evacuate.

Hazardous Materials

You may be required to work with chemical substances (such as cleaning supplies) during your employment. Always use the product properly and follow the instructions on the label. If you require further information on a product, ask your manager/supervisor to obtain the Material Safety Data Sheet (MSDS) for the product.

Smoking

In an effort to provide a safe and healthy work environment, smoking is prohibited in all Company locations. Smoking by associates, vendors and visitors is not allowed in any Company facility, whether owned or leased.

IBM / WSI Confidential	Page 2 of 5

WILLIAMS-SONOMA, INC. ELECTRONIC COMMUNICATION POLICY

The Williams-Sonoma, Inc. (WSI’s) Electronic Communication Policy applies to all WSI associates, vendors and contractors who, on behalf of the company, access or exchange information via WSI’s equipment or networks. This policy supersedes any previous policy issued or written by WSI or its affiliates prior to November 15, 2001.

Purpose of the Policy

This policy protects WSI and all associates by defining and clarifying acceptable and unacceptable uses of the company’s electronic communication system, as well as other related issues. It is designed to minimize the risk of physical damage to our system, protect the company from liability due to associate misuse of the system, and avoid any resulting disruption of business.

Scope – WSI’s Electronic Communication System

This policy covers all forms of communication, including but not limited to the use of:

•	Email

•	Voicemail

•	Faxes

•	Company cell phones

•	Internet

•	Company computers and equipment

Our electronic communication system and all information contained or communicated via this system are WSI property, and are intended for business-related purposes.

If you use this system, be aware that the electronic communication system and it contents are not private. Information in these systems is backed up periodically and can be retrieved at the discretion of management.

The Internet can be a powerful business tool. It gives associates access to a wealth of information from their desktop. This information-rich environment can help associates make informed decisions, which in turn will help improve their business and, ultimately, help WSI achieve it s objectives. Internet access is a privilege, not a right, and inappropriate use of the Internet will not be tolerated by WSI.

Reasonable personal use of the WSI electronic communication system which is not abusive or excessive and which does not interfere with the associate’s ability to perform his or her job, is permitted. The determination as to whether personal use interferes with job performance is the responsibility of the associate’s manager.

Password protection is vital and associates must keep their passwords private. Associates are responsible for all activity involving their user ID and password. Sharing a user ID or using another associate’s user ID or password is prohibited.

Associates in possession of WSI equipment are expected to protect the equipment from loss, damage or theft. Upon resignation or termination of employment, or at any time upon request, the associate may be asked to produce the equipment for return or inspection.

Acceptable and Unacceptable Uses of WSI’s Electronic Communication System

Acceptable uses for the electronic communication systems include the transmission of business-related information and information regarding WSI-sponsored activities.

IBM / WSI Confidential	Page 3 of 5

Unacceptable us of our electronic communication systems includes, but is not limited to:

•	transmission of non-business communication, except in the limited circumstances permitted in this policy

•	transmission or disclosure of any non-public or confidential business information

•	chain letters or mass distribution of email

•	solicitation and fundraising

•	playing games

•	jokes or personal opinions on religion, political affiliations or lifestyles

•	threats to or harassment of nay third party

•	derogatory, obscene or abusing language regarding such matters as religious orientation, race, color gender, national origin, sex, sexual orientation, age, and/r disabilities of other persons

•	posting personal ads

•	participation in “chat” sessions outside the course and scope of your employment

•	viewing, downloading, emailing or forwarding pornographic or erotic materials

•	gambling

•	engaging in political activities outside the course and scope of your employment

•	running a private business

•	illegal activity

•	transmitting or reviewing harassing or offensive material

Usage Monitoring:

All associates Internet activities are recorded and may be monitored by authorized WSI personnel. WSI has implemented software that attempts to deny user access to Web pages containing inappropriate content. Do not assume that because you can access a Web site, it is appropriate to do so on WSI time or equipment. In some situations, WSI may be required to publicly disclose electronic information, even if such information is marked private. Your actions on the Internet represent the company and every visit to a Web site leaves a record of a visit from WSI.

WSI specifically reserves the right to review all documents, records, stored materials and Internet activities maintained or transmitted on the company’s electronic communication system, and to download or copy such files whenever deemed appropriate by WSI.

Downloading:

Many documents, programs, and images downloaded from the Internet contain computer viruses that could damage data on the workstation and spread to other computers that access the file. It is your responsibility to help keep viruses off WSI systems. You can protect your systems and other by using virus software provided by IT that scans your hard drive regularly and always scan for viruses before copying downloaded files to a network drive or a diskette. Contact the IT Help Desk at x4000 for specific virus-scanning instructions for your computer. Associates must also comply with all software licenses, copyrights and all other laws, regulations and statutes governing intellectual property.

Use of Personal Equipment

While at work, associates are expected to exercise the same discretion in using personal equipment as expected for the use of WSI’s electronic communication system. Excessive use of personal equipment during the workday, regardless of the equipment use, can interfere with associate productivity, and be distracting to others. WSI will not be liable for the loss of personal equipment brought into the workplace.

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Consequences of Misuse

Inappropriate use of any of the WSI electronic communication system or personal equipment is cause for disciplinary action up to and including immediate termination of employment, civil litigation or criminal prosecution.

IBM / WSI Confidential	Page 5 of 5

Services Agreement

between

WSI and IBM

Schedule I

Approved IBM Subcontractors

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[***]

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Services Agreement

between

WSI and IBM

Schedule J

Service Locations

IBM / WSI Confidential	Page 1 of 2

A. WSI Service Locations:

1. IBM on Site Support

Data Centers

Rocklin, CA – Primary Production Data Center

San Francisco, CA – Production and Backup

2. IBM Remote Support

eCommerce Collocation Facilities: AT&T Ashburn, VA

Call Centers:

Camp Hill, PA

Las Vegas, NV

Oklahoma City, OK

Distribution Centers:

Memphis, TN

Olive Branch

B. IBM Service Locations:

1. IBM Data Center, Boulder CO

2. IBM Data Center, Southbury CT

IBM / WSI Confidential	Page 2 of 2

Services Agreement

between

WSI and IBM

Schedule K

WSI Competitors

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[***]

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Services Agreement

between

WSI and IBM

Schedule L

Key Positions

IBM / WSI Confidential	Page 1 of 2

1.	IBM Project Executive

•	Full-time position

•	Minimum 12 month assignment

IBM / WSI Confidential	Page 2 of 2

Services Agreement

between

WSI and IBM

Schedule M

WSI Travel Policies

IBM / WSI Confidential	Page 1 of 2

WSI POLICY ON REIMBURSEMENT OF

TRAVEL COSTS TO

CONSULTANTS/CONTRACTORS

Travel Arrangements

IBM will use its travel agency for all airline, hotel and rental car reservations. IBM will use WSI’s preferred hotel partners or hotels with comparable rates.

Airfare

Consultants must follow the WSI Travel policy of lowest available airfare. Should the contractor feel that he/she is able to provide lower airfare, an itinerary must be provided in the reimbursement documentation showing the reduced amount from the American Express quote. In all cases, the Airline itinerary must accompany documentation.

Per Diem for Meals and Ground transportation

Meals and ground transportation will be reimbursed at $55 per day. This does not include travel to and from the airport which is reimbursed for actual charges.

Lodging

Contractors are required to stay at Williams-Sonoma preferred hotels using the Williams-Sonoma contracted rate.

Ground Transportation

WSI will not reimburse for rental cars for consultants staying in San Francisco. Taxis and shuttles may be used as transportation to and from the airport and will be reimbursed for actual charges, which may not exceed $45 each way. Other ground transportation is part of the Pier Diem. (See Per Diem above.) The preferred hotels provide morning transportation to the WSI offices. Most hotels are within walking distance of the offices. Public transportation including buses, trolleys and cable cars are available for commuting to the downtown area.

Reimbursement

To receive reimbursement, the vender must provide a spreadsheet showing airfare, hotel cost (for room and tax only), per diem and charge to and from the airport. Receipts are required for hotel charges only. In addition, the Airline itinerary (showing changes) is required as stated above. Williams-Sonoma will not reimburse charges that are not covered by this policy.

IBM / WSI Confidential	Page 2 of 2

Services Agreement

between

WSI and IBM

Schedule N

Service Recipients

IBM / WSI Confidential	Page 1 of 2

Pottery Barn, including PBteen and PB Kids

Williams-Sonoma Home

Hold Everything

West Elm

Williams-Sonoma Direct, Inc.

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